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                                                                  EXECUTION COPY



               PRUDENTIAL SECURITIES SECURED FINANCING CORPORATION


                                    Depositor


                                       and


                      HOME LOAN AND INVESTMENT BANK, F.S.B.

                               Unaffiliated Seller



                           ---------------------------




                         UNAFFILIATED SELLER'S AGREEMENT

                            Dated as of March 1, 1996


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                                TABLE OF CONTENTS

                                                                                                     Page
                                                                                                     ----
ARTICLE ONE       DEFINITIONS......................................................................   1

         Section 1.01.  Definitions................................................................   1

ARTICLE TWO       PURCHASE, SALE AND CONVEYANCE OF MORTGAGE
                  LOANS............................................................................   4

         Section 2.01.  Agreement to Purchase......................................................   4
         Section 2.02.  Purchase Price.............................................................   5
         Section 2.03.  Conveyance of Mortgage Loans;
                        Possession of Mortgage Files...............................................   5
         Section 2.04.  Delivery of Mortgage Loan
                        Documents..................................................................   6
         Section 2.05.  Acceptance of Mortgage Loans...............................................   8
         Section 2.06.  Transfer of Mortgage Loans;
                        Assignment of Agreement....................................................  10
         Section 2.07.  Examination of Mortgage Files..............................................  11
         Section 2.08.  Books and Records..........................................................  11
         Section 2.09.  Cost of Delivery of Documents..............................................  12

ARTICLE THREE     REPRESENTATIONS AND WARRANTIES...................................................  12

         Section 3.01.  Representations and Warranties as
                        to the Unaffiliated Seller.................................................  12
         Section 3.02.  Representations and Warranties
                        Relating to the Mortgage Loans.............................................  14
         Section 3.03.  Covenants of the Unaffiliated
                        Seller.....................................................................  23
         Section 3.04.  Representations and Warranties of
                        the Depositor..............................................................  23
         Section 3.05.  Repurchase Obligation for Defective
                        Documentation and for Breach of a
                        Representation or Warranty.................................................  24

ARTICLE FOUR      THE UNAFFILIATED SELLER..........................................................  28

         Section 4.01.  Merger or Consolidation....................................................  28
         Section 4.02.  Costs......................................................................  28
         Section 4.03.  Servicing..................................................................  29
         Section 4.04.  Mandatory Delivery.........................................................  29
         Section 4.05.  Indemnification............................................................  29

ARTICLE FIVE      CONDITIONS OF CLOSING............................................................  32

         Section 5.01.  Conditions of Depositor's
                        Obligations................................................................  32
         Section 5.02.  Conditions of Unaffiliated Seller's
                        Obligations................................................................  35

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
                                                                                                    Page
                                                                                                    ----
         Section 5.03.  Termination of Depositor's
                        Obligations................................................................  35

ARTICLE SIX       MISCELLANEOUS....................................................................  36

         Section 6.01.  Notices....................................................................  36
         Section 6.02.  Severability of Provisions.................................................  36
         Section 6.03.  Agreement of Unaffiliated Seller...........................................  37
         Section 6.04.  Survival...................................................................  37
         Section 6.05.  Effect of Headings and Table of
                        Contents...................................................................  37

         Section 6.06.  Successors and Assigns.....................................................  37
         Section 6.07.  Governing Law..............................................................  37
         Section 6.08.  Confirmation of Intent.....................................................  37
         Section 6.09.  Execution in Counterparts..................................................  38
         Section 6.10.  Miscellaneous..............................................................  38


Exhibit A -       Closing Schedule
Exhibit B -       [RESERVED]
Exhibit C -       Officer's Certificate
Exhibit D -       Opinion of Counsel to Unaffiliated Seller





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         This Agreement (the "Unaffiliated Seller's Agreement"), dated as of
March 1, 1996, by and between PRUDENTIAL SECURITIES SECURED FINANCING CORPORATION, a Delaware corporation (the "Depositor"), and HOME LOAN AND INVESTMENT BANK, F.S.B., a federal savings bank (the "Unaffiliated Seller").

                              W I T N E S S E T H:

                  WHEREAS, Exhibit A attached hereto and made a part hereof lists certain conventional, one-to-four family fixed rate, first and second lien mortgage loans (the "Mortgage Loans") owned by the Unaffiliated Seller that the Unaffiliated Seller desires to sell to the Depositor and that the Depositor desires to purchase;

                  WHEREAS, it is the intention of the Unaffiliated Seller and the Depositor that simultaneously with the Unaffiliated Seller's conveyance of the Mortgage Loans to Depositor on the Closing Date (a) the Depositor shall deposit the Mortgage Loans in a trust pursuant to a Pooling and Servicing Agreement to be dated as of March 1, 1996 (the "Pooling and Servicing Agreement"), to be entered into by and among the Depositor, as depositor, the Unaffiliated Seller, as servicer, and Bankers Trust Company of California, N.A., as trustee (the "Trustee") and (b) the Trustee shall issue certificates (the "Certificates") evidencing beneficial ownership interests in the property of the trust fund formed by the Pooling and Servicing Agreement (the "Trust Fund") to the Depositor;

                  NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth, the parties hereto agree as follows:

                                   ARTICLE ONE

                                   DEFINITIONS

                  Section 1.01. Definitions. Whenever used herein, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article:

                  "Agreement" means this Unaffiliated Seller's Agreement, as amended or supplemented in accordance with the provisions hereof.

                  "Certificate Insurer" means Financial Security Assurance Inc., a stock insurance company organized and created under the laws of the State of New York, and any successors thereto.

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                  "Closing Date" shall have the meaning ascribed thereto in
Section 2.01(c).

                  "Closing Schedule" shall have the meaning ascribed thereto in
Section 2.01(b).

                  "Commission" means the Securities and Exchange Commission.

                  "Cut-Off Date" means the close of business, February 29, 1996.

                  "Cut-Off Date Aggregate Principal Balance" means $54,103,729.22 the aggregate unpaid principal balance of the Mortgage Loans as of the Cut-Off Date.

                  "Cut-Off Date Principal Balance" means as to each Mortgage Loan, its unpaid principal balance as of the Cut-Off Date.

                  "Deleted Mortgage Loan" shall have the meaning ascribed thereto in Section 3.05.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  "Mortgage" means the mortgage or deed of trust creating a first or second lien, as the case may be, on an estate in fee simple in real property, and securing a Mortgage Note, as amended or modified.

                  "Mortgage Interest Rate" means, for any Mortgage Loan, the fixed annual rate at which interest accrues on such Mortgage Loan, as shown on the Mortgage Loan Schedule attached as Exhibit G to the Pooling and Servicing Agreement.

                  "Mortgage Loans" means such of the mortgage loans to be sold, transferred and assigned to the Depositor on the Closing Date pursuant to Article Two hereof (including the related Mortgage Notes and related Mortgages), all as identified in the Closing Schedule.

                  "Mortgage Note" means the note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan, as amended or modified.

                  "Mortgaged Property" means the property subject to a Mortgage.

                  "Mortgagor" means the obligor on a Mortgage Note.

                  "Prospectus" means the Prospectus dated August 4, 1994 relating to the offering by the Depositor from time to

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time of its Pass-Through Certificates (Issuable in Series) in the form in which it was or will be filed with the Securities Exchange Commission pursuant to Rule 424(b) under the Securities Act with respect to the offer and sale of the Certificates.

                  "Prospectus Supplement" means the Prospectus Supplement dated March 14, 1996, relating to the offering of the Certificates in the form in which it was or will be filed with the Commission pursuant to Rule 424(b) under the Securities Act with respect to the offer and sale of the Certificates.

                  "Registration Statement" means that certain registration statement on Form S-3, as amended (Registration No. 33-91148) relating to the offering by the Depositor from time to time of its Pass-Through Certificates (Issuable in Series) as heretofore declared effective by the Commission.

                  "Securities Act" means the Securities Act of 1933, as amended.

                  "Termination Event" means the existence of any one or more of the following conditions:

                  (a) A stop order suspending the effectiveness of the Registration Statement shall have been issued or a proceeding for that purpose shall have been initiated or threatened by the Commission; or

                  (b) Subsequent to the execution and delivery of this Agreement, a downgrading, or public notification of a possible change, without indication of direction, shall have occurred in the rating afforded any of the debt securities or claims paying ability of any person providing any form of credit enhancement for any of the Certificates, by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Securities Act; or

                  (c) Subsequent to the execution and delivery of this Agreement, there shall have occurred an adverse change in the condition, financial or otherwise, earnings, affairs, regulatory situation or business prospects of the Certificate Insurer or the Unaffiliated Seller reasonably determined by the Depositor to be material; or

                  (d) Subsequent to the date of this Agreement there shall have occurred any of the following: (i) a suspension or material limitation in trading in securities substantially similar to the Certificates; (ii) a general moratorium on commercial banking activities in New York declared by either Federal or New York State authorities; or (iii) the engagement

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by the United States in hostilities, or the escalation of such hostilities, or any calamity or crisis, if the effect of any such event specified in this clause
(iii) in the reasonable judgment of the Depositor makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Certificates on the terms and in the manner contemplated in the Prospectus Supplement.

                  "Unaffiliated Seller" means Home Loan and Investment Bank, F.S.B., in its capacity as Unaffiliated Seller of the Mortgage Loans under this Agreement and any successor to Home Loan and Investment Bank, F.S.B., whether through merger, consolidation, purchase and assumption of Home Loan and Investment Bank, F.S.B. or all or substantially all of its assets or otherwise.

                  Capitalized terms used herein that are not otherwise defined shall have the respective meanings ascribed thereto in the Pooling and Servicing Agreement.

                                   ARTICLE TWO

                 PURCHASE, SALE AND CONVEYANCE OF MORTGAGE LOANS

                  Section 2.01. Agreement to Purchase. (a) Subject to the terms and conditions of this Agreement, the Unaffiliated Seller agrees to sell, and the Depositor agrees to purchase on the Closing Date, the Mortgage Loans, having the Cut-Off Date Aggregate Principal Balance of the Mortgage Loans or, in accordance with Section 2.07, such other balance as is evidenced by the actual Cut-Off Date Aggregate Principal Balance of the Mortgage Loans, accepted by the Depositor on the Closing Date and listed in the Closing Schedule.

                  (b) Subject to Section 2.07, the Depositor and the Unaffiliated Seller have agreed upon which of the Unaffiliated Seller's mortgage loans are to be purchased by the Depositor on the Closing Date pursuant to this Agreement, and the Unaffiliated Seller has prepared a schedule describing the Mortgage Loans (the "Closing Schedule") setting forth all of the Mortgage Loans to be purchased under this Agreement, which schedule is attached hereto as Exhibit A. The Closing Schedule shall conform to the requirements of the Depositor and to the definition of "Mortgage Loan Schedule" under the Pooling and Servicing Agreement. The Closing Schedule shall be used as the Mortgage Loan Schedule under the Pooling and Servicing Agreement.

                  (c) The closing for the purchase and sale of the Mortgage Loans shall take place at the offices of Dewey Ballantine, New York, New York, at 10:00 a.m., New York time, on March 20, 1996 or such other place and time as the parties

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shall agree (such time being herein referred to as the "Closing Date").

                  Section 2.02. Purchase Price. On the Closing Date, as full consideration for the Unaffiliated Seller's sale of the Mortgage Loans to the Depositor, the Depositor will deliver to the Unaffiliated Seller (i) an amount in cash equal to the sum of (A) 99.584375% of the aggregate principal balance as of the Closing Date of the Class A-1 Certificates, (B) 99.615625% of the aggregate principal balance as of the Closing Date of the Class A-2 Certificates, (C) 99.584375% of the aggregate principal balance as of the Closing Date of the Class A-3 Certificates, (D) the sum of (x) accrued interest on the Original Class A-1 Principal Balance at the rate of 6.300% per annum from March 1, 1996 to (but not including) March 20, 1996, (y) accrued interest on the Original Class A-2 Principal Balance at the rate of 7.225% per annum from March 1, 1996 to (but not including) March 20, 1996 and (z) accrued interest on the Original Class A-3 Principal Balance at the rate of 7.175% per annum from March 1, 1996 to (but not including) March 20, 1996, all payable by wire transfer of same day funds and (ii) the Class R Certificates to be issued pursuant to the Pooling and Servicing Agreement.

                  Section 2.03. Conveyance of Mortgage Loans; Possession of Mortgage Files. On the Closing Date, the Unaffiliated Seller shall sell, transfer, assign, set over and convey to the Depositor, without recourse but subject to the terms of this Agreement, all right, title and interest in and to the applicable Mortgage Loans, the insurance policies relating to each such Mortgage Loan and all right, title and interest in and to the proceeds of such insurance policies from and after the Closing Date until such time as such Mortgage Loan is repurchased hereunder, if ever. Upon payment of the purchase price for such Mortgage Loans as provided in Section 2.02 of this Agreement, the Unaffiliated Seller shall have hereby, and shall be deemed to have, sold, transferred, assigned, set over and conveyed such Mortgage Loans, the insurance policies relating to each such Mortgage Loan and all right, title and interest in and to the proceeds of such insurance policies from and after the Closing Date until such time as such Mortgage Loan is repurchased hereunder, if ever, to the Depositor. The Unaffiliated Seller's accounting and other records shall accurately reflect the sale of each Mortgage Loan to the Depositor. Upon the sale of such Mortgage Loans, the ownership of each related Mortgage Note, each related Mortgage and the contents of the related Mortgage File shall immediately vest in the Depositor and the ownership of all related records and documents with respect to each Mortgage Loan prepared by or which come into the possession of the Unaffiliated Seller shall immediately vest in the Depositor. The contents of any Mortgage File in the possession of the Unaffiliated Seller at any time after such

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sale, and any scheduled payments of principal and interest on the Mortgage Loans due after the Cut-Off Date and received by the Unaffiliated Seller, shall be held in trust by the Unaffiliated Seller for the benefit of the Depositor as the owner thereof, and shall be promptly delivered by the Unaffiliated Seller to or upon the order of the Depositor.

                  Pursuant to the Pooling and Servicing Agreement, the Depositor shall, on the Closing Date, assign all of its right, title and interest in and to the Mortgage Loans to the Trustee for the benefit of the Certificateholders.

                  Section 2.04. Delivery of Mortgage Loan Documents. On or prior to the Closing Date, the Unaffiliated Seller shall deliver to the Trustee (as assignee of the Depositor pursuant to the Pooling and Servicing Agreement), each of the following documents for each Mortgage Loan:

                  (a) The original related Mortgage Note, with all prior and intervening endorsements showing a complete chain of endorsements from the originator of such Mortgage Loan to the Person so endorsing such Mortgage Loan to the Trustee, endorsed by such Person "Pay to the order of Bankers Trust Company of California, N.A., as Trustee, Prudential Securities Secured Financing Corporation Trust Series 1996-1 without recourse" and signed, by facsimile or manual signature, in the name of the Unaffiliated Seller by a Responsible Officer;

                  (b) Any of: (i) the original Mortgage, and related power of attorney, if any, with evidence of recording thereon, (ii) a copy of the Mortgage and related power of attorney, if any, certified as a true copy of the original Mortgage or power of attorney by a Responsible Officer of the Unaffiliated Seller or by the closing attorney by facsimile or manual signature, or by an officer of the title insurer or agent of the title insurer that issued the related title insurance policy if the original has been transmitted for recording until such time as the original is returned by the public recording office or (iii) a copy of the Mortgage and related power of attorney, if any, certified by the public recording office;

                  (c) The original Assignment of Mortgage in recordable form, from the Unaffiliated Seller to "Bankers Trust Company of California, N.A., as Trustee, Prudential Securities Secured Financing Corporation Trust Series 1996-1". Any such Assignments of Mortgage may be made by blanket assignments for Mortgage Loans secured by the Mortgaged Properties located in the same county, if permitted by applicable law;

                  (d) The original lender's policy of title insurance or a true copy thereof, or if such original lender's title

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insurance policy has been lost, a copy thereof certified by the appropriate title insurer to be true and complete, or if such lender's title insurance policy has not been issued as of the Closing Date, a marked up commitment (binder) to issue such policy;

                  (e) All intervening assignments, if any, showing a complete chain of assignments from the originator of such Mortgage Loan to the Unaffiliated Seller, including any recorded warehousing assignments, with evidence of recording thereon, certified by a Responsible Officer of the Unaffiliated Seller by facsimile or manual signature as a true copy of the original of such intervening assignments; and

                  (f) Originals of all assumption, written assurance, substitution and modification agreements, if any.

                  Pursuant to the Pooling and Servicing Agreement, the Trustee shall be required to promptly (and in no event later than 30 days following the Closing Date) submit for recording in the appropriate public office for real property records, each Assignment referred to in (c) above, as well as each Assignment referred to in (e) above that was not previously submitted for recording. With respect to any Assignment referred to in (c) above, as to which the related recording information is unavailable within 30 days following the Closing Date, such Assignment shall be submitted for recording within 30 days after receipt of such information but in no event later than one year after the Closing Date. The Trustee shall be required to retain a copy of each Assignment submitted for recording. In the event that any such Assignment is lost or returned unrecorded because of a defect therein, the Unaffiliated Seller shall promptly prepare a substitute Assignment or cure such defect, as the case may be, and thereafter the Trustee shall be required to submit each such Assignment for recording.

                  The Unaffiliated Seller shall, within five Business Days after the receipt thereof, and in any event, within one year of the Closing Date, deliver or cause to be delivered to the Trustee (as assignee of the Depositor pursuant to the Pooling and Servicing Agreement): (a) the original recorded Mortgage and related power of attorney, if any, in those instances where a copy thereof certified by the Unaffiliated Seller was delivered to the Trustee (as assignee of the Depositor pursuant to the Pooling and Servicing Agreement); (b) the original recorded Assignment of Mortgage from the Unaffiliated Seller to the Trustee (as assignee of the Depositor pursuant to the Pooling and Servicing Agreement), which, together with any intervening assignments of Mortgage, evidences a complete chain of assignment from the originator of the Mortgage Loan to the Trustee in those instances where copies of such Assignments certified by the Unaffiliated

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Seller were delivered to the Trustee (as assignee of the Depositor pursuant to the Pooling and Servicing Agreement); and (c) the title insurance policy required in clause (d) above. Notwithstanding anything to the contrary contained in this Section 2.04, in those instances where the public recording office retains the original Mortgage, power of attorney, if any, assignment or Assignment of Mortgage after it has been recorded or such original has been lost, the Unaffiliated Seller shall be deemed to have satisfied its obligations hereunder upon delivery to the Trustee (as assignee of the Depositor pursuant to the Pooling and Servicing Agreement) of a copy of such Mortgage, power of attorney, if any, assignment or Assignment of Mortgage certified by the public recording office to be a true copy of the recorded original thereof. From time to time the Unaffiliated Seller may forward or cause to be forwarded to the Trustee (as assignee of the Depositor pursuant to the Pooling and Servicing Agreement) additional original documents evidencing an assumption or modification of a Mortgage Loan.

                  All recording required pursuant to this Section 2.04 shall be accomplished at the expense of the Unaffiliated Seller.

                  All original documents relating to the Mortgage Loans that are not delivered to the Trustee (as assignee of the Depositor pursuant to the Pooling and Servicing Agreement) as permitted by this Section 2.04 are and shall be held by the Unaffiliated Seller in trust for the benefit of the Trustee on behalf of the Certificateholders and the Certificate Insurer. In the event that any such original document is required pursuant to the terms of this Section
2.04 to be a part of a Mortgage File, such document shall be delivered promptly to the Trustee (as assignee of the Depositor pursuant to the Pooling and Servicing Agreement).

                  From and after the sale of the Mortgage Loans to the Depositor pursuant hereto, to the extent that the Unaffiliated Seller retains legal title of record to any Mortgage Loans prior to the vesting of legal title in the Trustee (as assignee of the Depositor pursuant to the Pooling and Servicing Agreement), such title shall be retained in trust for the Depositor as the owner of the Mortgage Loans and the Trustee, as the Depositor's assignee.

                  Section 2.05. Acceptance of Mortgage Loans. (a) Pursuant to the Pooling and Servicing Agreement, the Trustee has agreed to execute and deliver on or prior to the Closing Date an acknowledgment of receipt of, for each Mortgage Loan, the items listed in Section 2.04(a)-(e) above with respect to each Mortgage Loan (with any exceptions noted), in the form attached as Exhibit E-1 to the Pooling and Servicing Agreement, and declares that it will hold such

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documents and any amendments, replacements or supplements thereto, as well as any other assets included in the definition of Trust Fund in the Pooling and Servicing Agreement and delivered to the Trustee, as Trustee in trust upon and subject to the conditions set forth in the Pooling and Servicing Agreement for the benefit of the Certificate- holders and the Certificate Insurer. Pursuant to the Pooling and Servicing Agreement, the Trustee has agreed, for the benefit of the Certificateholders and the Certificate Insurer, to review (or cause to be reviewed) each Trustee's Mortgage File within 15 days after the Closing Date (or, with respect to any Qualified Substitute Mortgage Loan, within 15 days after the receipt by the Trustee thereof) and to deliver to the initial Certificateholders, the Unaffiliated Seller, the Servicer and the Certificate Insurer a certification in the form attached to the Pooling and Servicing Agreement as Exhibit E-2 to the effect that, as to each Mortgage Loan listed in the related Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified in such certification as not covered by such certification), (i) all documents required to be delivered to it pursuant to the Pooling and Servicing Agreement are in its possession (other than those described in Section 2.04(f) thereto), (ii) each such document has been reviewed by it and has not been mutilated, damaged, torn or otherwise physically altered (handwritten additions, changes or corrections shall not constitute physical alteration if initialled by the Mortgagor), appears regular on its face and relates to such Mortgage Loan, and (iii) based on its examination and only as to the foregoing documents, the information set forth on the related Mortgage Loan Schedule (other than items (ii), (iii), (v), (vii),
(ix) and (xii) of the definition of Mortgage Loan Schedule) accurately reflects the information set forth in the Trustee's Mortgage File delivered on such date. Pursuant to the Pooling and Servicing Agreement, the Trustee shall be under no duty or obligation to inspect, review or examine any such documents, instruments, certificates or other papers to determine that they are genuine, enforceable, or appropriate for the represented purpose or that they are other than what they purport to be on their face. Pursuant to the Pooling and Servicing Agreement, within 360 days after the Closing Date, the Trustee shall be required to deliver (or cause to be delivered) to the Servicer, the Unaffiliated Seller, the initial Certificateholders and the Certificate Insurer a final certification in the form attached to the Pooling and Servicing Agreement as Exhibit F evidencing the completeness of the Trustee's Mortgage Files.

                  (b) The Pooling and Servicing Agreement provides that, if the Certificate Insurer or the Trustee during the process of reviewing the Trustee's Mortgage Files finds any document constituting a part of a Trustee's Mortgage File which is not executed, has not been received, is unrelated to

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the Mortgage Loan identified in the related Mortgage Loan Schedule, or does not conform to the requirements of Section 2.04 or the description thereof as set forth in the related Mortgage Loan Schedule, the Trustee or the Certificate Insurer, as applicable, shall promptly so notify the Servicer, the Unaffiliated Seller, the Certificate Insurer, the Trustee and the Certificateholders. The Unaffiliated Seller agrees that in performing any such review, the Trustee may conclusively rely on the Unaffiliated Seller as to the purported genuineness of any such document and any signature thereon. The Unaffiliated Seller agrees to use reasonable efforts to remedy a material defect in a document constituting part of a Mortgage File of which it is notified. If, however, within 60 days after such notice the Unaffiliated Seller has not remedied the defect and the defect materially and adversely affects the interest of the Certificateholders in the related Mortgage Loan or the interests of the Certificate Insurer, then the Unaffiliated Seller shall either (i) substitute in lieu of such Mortgage Loan a Qualified Substitute Mortgage Loan in the manner and subject to the conditions set forth in Section 3.05 or (ii) purchase such Mortgage Loan at a purchase price equal to the Principal Balance of such Mortgage Loan as of the date of purchase, plus the greater of (i) all accrued and unpaid interest on such Principal Balance and (ii) 30 days' interest on such Principal Balance, computed at the related Mortgage Interest Rate, net of the Servicing Fee if the Unaffiliated Seller is the Servicer, plus the amount of any unreimbursed Servicing Advances made by the Servicer with respect to such Mortgage Loan.

                  (c) Pursuant to the Pooling and Servicing Agreement, upon receipt by the Trustee of a certification of a Servicing Officer of such substitution or purchase and, in the case of a substitution, upon receipt of the related Trustee's Mortgage File, and the deposit of certain amounts in the Certificate Account pursuant to Section 2.05(b) of the Pooling and Servicing Agreement (which certification shall be in the form of Exhibit H to the Pooling and Servicing Agreement), the Trustee shall be required to release to the Servicer for release to the Unaffiliated Seller the related Trustee's Mortgage File and shall be required to execute, without recourse, and deliver such instruments of transfer furnished by the Unaffiliated Seller as may be necessary to transfer such Mortgage Loan to the Unaffiliated Seller.

                  (d) The failure of the Trustee or the Certificate Insurer to give any notice contemplated herein within the time periods specified above shall not affect or relieve the Unaffiliated Seller's obligation to repurchase for any Mortgage Loan pursuant to this Section 2.05 or Section 3.05 of this Agreement.

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                  Section 2.06. Transfer of Mortgage Loans; Assignment of
Agreement. The Depositor has the right to assign its interest under this Agreement to the Trustee as may be required to effect the purposes of the Pooling and Servicing Agreement, without further notice to, or consent of, the Unaffiliated Seller, and the Trustee shall succeed to such of the rights and obligations of the Depositor hereunder as shall be so assigned. The Depositor shall, pursuant to the Pooling and Servicing Agreement, assign all of its right, title and interest in and to the Mortgage Loans and its right to exercise the remedies created by Sections 2.05 and 3.05 hereof for breaches of the representations, warranties, agreements and covenants of the Unaffiliated Seller contained in Sections 2.04, 2.05, 3.01 and 3.02 hereof to the Trustee for the benefit of the Certificateholders. The Unaffiliated Seller agrees that, upon such assignment to the Trustee, such representations, warranties, agreements and covenants will run to and be for the benefit of the Trustee and the Trustee may enforce diligently, without joinder of the Depositor, the repurchase obligations of the Unaffiliated Seller set forth herein with respect to breaches of such representations, warranties, agreements and covenants.

                  Section 2.07. Examination of Mortgage Files. Prior to the Closing Date, the Unaffiliated Seller shall make the applicable Mortgage Files available to the Depositor or its designee for examination at the Unaffiliated Seller's offices or at such other place as the Unaffiliated Seller shall reasonably specify. Such examination may be made by the Depositor or its designee at any time on or before the Closing Date. If the Depositor or its designee makes such examination prior to the Closing Date and identifies any Mortgage Loans that do not conform to the requirements of the Depositor as described in this Agreement, such Mortgage Loans shall be deleted from the Closing Schedule and may be replaced, prior to the Closing Date, by substitute Mortgage Loans acceptable to the Depositor. The Depositor may, at its option and without notice to the Unaffiliated Seller, purchase all or part of the Mortgage Loans without conducting any partial or complete examination. The fact that the Depositor or the Trustee has conducted or has failed to conduct any partial or complete examination of the Mortgage Files shall not affect the rights of the Depositor or the Trustee to demand repurchase or other relief as provided in this Agreement.

                  Section 2.08. Books and Records. The sale of each Mortgage Loan shall be reflected on the Unaffiliated Seller's balance sheet and other financial statements as a sale of assets by the Unaffiliated Seller. The Unaffiliated Seller shall be responsible for maintaining, and shall maintain, a complete set of books and records for each Mortgage Loan which shall be clearly marked to reflect the ownership of each Mortgage Loan by the Trustee for the benefit of the Certificateholders and the Certificate Insurer.

                  Section 2.09. Cost of Delivery of Documents. The costs relating to the delivery of the documents specified in this Article Two in connection with the Mortgage Loans shall be borne by the Unaffiliated Seller.

                                  ARTICLE THREE

                         REPRESENTATIONS AND WARRANTIES

                  Section 3.01. Representations and Warranties as to the Unaffiliated Seller. The Unaffiliated Seller hereby represents and warrants to the Depositor, as of the Closing Date, that:

                  (a) The Unaffiliated Seller is duly organized, validly existing, and in good standing as a federal savings bank under the laws of the United States of America and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each Mortgaged Property State if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Unaffiliated Seller and to perform its obligations as the Unaffiliated Seller hereunder; the Unaffiliated Seller has the full power and authority corporate and otherwise to own its property, to carry on its business as presently conducted to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Unaffiliated Seller and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary action; assuming that the execution, delivery and performance of this Agreement by the Depositor and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary action on the part of the Depositor, this Agreement evidences the valid, binding and enforceable obligation of the Unaffiliated Seller; and all requisite action has been taken by the Unaffiliated Seller to make this Agreement valid, binding and enforceable upon the Unaffiliated Seller in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium and other, similar laws relating to or affecting creditors' rights generally or by the application of general equitable principles in any proceeding, whether at law or in equity;

                  (b) All actions, approvals, consents, waivers, exemptions, variances, franchises, orders, permits, authorizations, rights and licenses required to be taken, given or obtained, as the case may be, by or from any federal, state or other governmental authority or agency (other than any such actions, approvals, etc. under any state securities laws, real estate syndication or "Blue Sky" statutes, as to which the Unaffiliated Seller makes no such representation or warranty), that are necessary in connection with the execution and delivery by the Unaffiliated Seller of the documents to which it is a party, have been duly taken, given or obtained, as the case may be, are in full force and effect, are not subject to any pending proceedings or appeals (administrative, judicial or otherwise) and either the time within which any appeal therefrom may be taken or review thereof may be obtained has expired or no review thereof may be obtained or appeal therefrom taken, and are adequate to authorize the consummation of the transactions contemplated by this Agreement and the other documents on the part of the Unaffiliated Seller and the performance by the Unaffiliated Seller of its obligations as Unaffiliated Seller under this Agreement and such of the other documents to which it is a party;

                  (c) The consummation of the transactions contemplated by this Agreement will not result in the breach of any terms or provisions of the charter or bylaws of the Unaffiliated Seller or result in the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under, any material agreement, indenture, contract or loan or credit agreement or other material instrument to which the Unaffiliated Seller or its property, is subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Unaffiliated Seller or its property is subject;

                  (d) Neither this Agreement nor the information contained in the Prospectus Supplement under the captions "The Originator" and "The Mortgage Pool" nor any statement, report or other document prepared by the Unaffiliated Seller and furnished or to be furnished pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement or alleged untrue statement of any material fact or omits to state a material fact necessary to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading;

                  (e) There is no action, suit, proceeding or investigation pending or, to the best of the knowledge of the Unaffiliated Seller, threatened, before any court, administrative agency or tribunal against the Unaffiliated Seller which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Unaffiliated Seller or in any material prohibition or impairment of the right or ability of the Unaffiliated Seller to carry on its business substantially as now conducted, or in any material liability on the part of the Unaffiliated Seller or which would draw into question the validity or enforceability of this Agreement or the Mortgage Loans or of any action taken or to be taken in connection with the obligations of the Unaffiliated Seller contemplated herein, or which would be likely to impair materially the ability of the Unaffiliated Seller to perform under the terms of this Agreement or that might prohibit its entering into this Agreement or the consummation of any of the transactions contemplated hereby;

                  (f) The Unaffiliated Seller is not in violation of or in default with respect to, and the execution and delivery of this Agreement by the Unaffiliated Seller and its performance of and compliance with the terms hereof will not constitute a violation or default with respect to, any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which violation or default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Unaffiliated Seller or its properties or might have consequences that would materially and adversely affect its performance hereunder or under any Subservicing Agreement;

                  (g) Upon the receipt of each Trustee's Mortgage File by the Depositor under this Agreement, the Depositor will have good title on behalf of the Trust Fund to each related Mortgage Loan and such other items comprising the corpus of the Trust Fund free and clear of any lien created by the Unaffiliated Seller (other than liens which will be simultaneously released);

                  (h) The transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Unaffiliated Seller pursuant to this Agreement are not subject to the bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction; and

                  (i) With respect to any Mortgage Loan purchased by the Unaffiliated Seller, the Unaffiliated Seller acquired title to the Mortgage Loan in good faith, without notice of any adverse claim.

                  Section 3.02. Representations and Warranties Relating to the Mortgage Loans. The Unaffiliated Seller represents and warrants to the Depositor as of the Closing Date that, as to each such Mortgage Loan, immediately prior to the sale and transfer of such Mortgage Loan by the Unaffiliated Seller to the
Depositor:

                  (a) The information with respect to each Mortgage Loan set forth in the Closing Schedule is true and correct;

                  (b) All of the original or certified documentation set forth in Section 2.04 (including all material documents related thereto) has been or will be delivered to the Trustee on the Closing Date or as otherwise provided in
Section 2.04;

                  (c) Each Mortgaged Property is improved by a one- to four-family Residential Dwelling, which, to the best of the Unaffiliated Seller's knowledge, does not include cooperatives or mobile homes other than permanently affixed, double-wide manufactured housing units, as defined in the FNMA Selling Guide, and does not constitute other than real property under state law;

                  (d) Each Mortgage Loan is being serviced by the Servicer;

                  (e) Each Mortgage Loan is a fixed rate mortgage loan having an original term to maturity from the date on which the first Monthly Payment is due of not more than 30 years;

                  (f) [Reserved]

                  (g) Each Mortgage Note will provide for a schedule of Monthly Payments which are, if timely paid, sufficient to fully amortize the principal balance of such Mortgage Note on or before its maturity date and to pay interest at the applicable Mortgage Interest Rate, except that 15.22% "balloon" loans (measured by the Original Pool Principal Balance) are permitted;

                  (h) Each Mortgage is a valid and subsisting first or second lien of record on the Mortgaged Property subject, in the case of any second Mortgage Loan, only to a First Lien on such Mortgaged Property and subject in all cases to the exceptions to title set forth in the title insurance policy or the other evidence of title enumerated in Section 2.04(d), with respect to the related Mortgage Loan, which exceptions are generally acceptable to second mortgage lending companies, and such other exceptions to which similar properties are commonly subject and which do not individually, or in the aggregate, materially and adversely affect the benefits of the security intended to be provided by such Mortgage. Any security agreement, chattel mortgage or equivalent document related to the Mortgage and delivered to the Trustee establishes in the Unaffiliated Seller a valid and subsisting lien on the property described therein, and the Unaffiliated Seller has full right to assign the same to the Trustee;

                  (i) Except with respect to liens released immediately prior to the transfer herein contemplated, the Mortgage Note and the Mortgage have not been assigned or pledged and immediately prior to the transfer and assignment herein contemplated, the Unaffiliated Seller held good, marketable and indefeasible title to, and was the sole owner and holder of, each Mortgage Loan subject to no liens, charges, mortgages, claims, participation interests, equities, pledges or security interests of any nature, encumbrances or rights of others (collectively, a "Lien"); the Unaffiliated Seller has full right and authority, subject to no interest or participation of, or agreement with, any party, to sell and assign the same pursuant to this Agreement; and immediately upon the transfer and assignment herein contemplated, the Trustee will hold good, marketable and indefeasible title, to, and be the sole owner of, each Mortgage Loan subject to no Liens;

                  (j) Except as to one Mortgage Loan, no Mortgage Loan was 30 or more days delinquent as of the Cut-Off Date and no Mortgage Loan has been 30 or more days delinquent more than twice during the twelve months prior to such Cut-Off Date;

                  (k) To the best of the Unaffiliated Seller's knowledge, there is no delinquent tax or assessment lien on any Mortgaged Property, and each Mortgaged Property is free of material damage and is in average repair;

                  (l) The Mortgage Loan is not subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note or the Mortgage, or the exercise of any right thereunder, render either the Mortgage Note or the Mortgage unenforceable in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

                  (m) To the best of the Unaffiliated Seller's knowledge, there is no mechanics' lien or claim for work, labor or material affecting any Mortgaged Property which is or may be a lien prior to, or equal with, the lien of such Mortgage, and no rights are outstanding that under law could give rise to such a lien except those which are insured against by the title insurance policy referred to in Section 3.02(o) below;

                  (n) Each Mortgage Loan at the time it was made complied in all material respects with applicable state and federal laws and regulations, including, without limitation, usury, equal credit opportunity, consumer credit, truth-in-lending and disclosure laws;

                  (o) With respect to each Mortgage Loan, a lender's title insurance policy, issued in standard American Land Title Association or California Land Title Association form, or other form acceptable in a particular jurisdiction, by a title insurance company authorized to transact business in the state in which the related Mortgaged Property is situated, together with a condominium endorsement, if applicable, in an amount at least equal to the original principal balance of such Mortgage Loan insuring the mortgagee's interest under the related Mortgage Loan as the holder of a valid first or second mortgage lien of record on the real property described in the Mortgage, subject only to exceptions of the character referred to in Section 3.02(h) above, was in full force and effect on the date of the origination of such Mortgage Loan and as of the Closing Date;

                  (p) The improvements upon each Mortgaged Property are covered by a valid and existing hazard insurance policy with a generally acceptable carrier that provides for fire and extended coverage representing coverage described in Sections 5.07 and 5.08 of the Pooling and Servicing Agreement;

                  (q) A flood insurance policy is in effect with respect to each Mortgaged Property with a generally acceptable carrier in an amount representing coverage described in Sections 5.07 or 5.08 of the Pooling and Servicing Agreement, if and to the extent required by Section 5.07 or 5.08 of the Pooling and Servicing Agreement;

                  (r) Each Mortgage and Mortgage Note is the legal, valid and binding obligation of the maker thereof and is enforceable in accordance with its terms, except only as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (whether considered in a proceeding or action in equity or at law), and all parties to each Mortgage Loan and the Mortgagee had full legal capacity to execute all Mortgage Loan documents and to convey the estate therein purported to be conveyed;

                  (s) The Unaffiliated Seller has directed the Servicer to perform any and all acts required to be performed to preserve the rights and remedies of the Trustee in any insurance policies applicable to the Mortgage Loans, including, without limitation, any necessary notifications of insurers, assignments of policies or interests therein, and establishments of co-insured, joint loss payee and mortgagee rights in favor of the Trustee;

                  (t) No more than (i) 1.22% (measured by the Original Class A Principal Balance) of the Mortgage Loans are secured by Mortgaged Properties located within any single zip code area;

                  (u) The terms of the Mortgage Note and the Mortgage have not been impaired, altered or modified in any material respect, except by a written instrument which has been recorded or is in the process of being recorded, if necessary, to protect the interests of the Certificateholders and the Certificate Insurer and which has been or will be delivered to the Trustee. The substance of any such alteration or modification is reflected on the Closing Schedule and was approved, if required, by the related primary mortgage guaranty insurer, if any. Each original Mortgage was recorded, and all subsequent assignments of the original Mortgage have been recorded in the appropriate jurisdictions wherein such recordation is necessary to perfect the lien thereof as against creditors of the Unaffiliated Seller (or, subject to Section 2.04 hereof, are in the process of being recorded);

                  (v) No instrument of release or waiver has been executed in connection with the Mortgage Loan, and no Mortgagor has been released, in whole or in part;

                  (w) To the best of the Unaffiliated Seller's knowledge, there are no defaults in complying with the terms of the Mortgage, and either (1) any taxes, governmental assessments, insurance premiums, water, sewer and municipal charges or ground rents which previously became due and owing have been paid, or
(2) an escrow of funds has been established in an amount sufficient to pay for every such item which remains unpaid and which has been assessed but is not yet due and payable. Except for payments in the nature of escrow payments, including, without limitation, taxes and insurance payments, the Servicer has not advanced funds, or induced, solicited or knowingly received any advance of funds by a party other than the Mortgagor, directly or indirectly, for the payment of any amount required by the Mortgage, except for interest accruing from the date of the Mortgage Note or date of disbursement of the Mortgage proceeds, whichever is greater, to the day which precedes by one month the Due Date of the first installment of principal and interest;

                  (x) There is no proceeding pending or, to the best of the Unaffiliated Seller's knowledge, threatened for the total or partial condemnation of the Mortgaged Property, nor is such a proceeding currently occurring, and such property is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty, so as to affect adversely the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended;

                  (y) To the best of the Unaffiliated Seller's knowledge, all of the improvements which were included for the purpose of determining the appraised value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of such property, and no improvements on adjoining properties encroach upon the Mortgaged Property;

                  (z) To the best of the Unaffiliated Seller's knowledge, no improvement located on or being part of the Mortgaged Property is in violation of any applicable zoning law or regulation. To the best of the Unaffiliated Seller's knowledge, all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including, but not limited to, certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities and the Mortgaged Property is lawfully occupied under applicable law;

                  (aa) The proceeds of the Mortgage Loan have been fully disbursed, and there is no obligation on the part of the mortgagee to make future advances thereunder. Any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making or closing or recording the Mortgage Loans were paid;

                  (ab) The related Mortgage Note is not and has not been secured by any collateral, pledged account or other security except the lien of the corresponding Mortgage;

                  (ac) No Mortgage Loan was originated under a buydown plan;

                  (ad) There is no obligation on the part of the Unaffiliated Seller or any other party to make payments in addition to those made by the Mortgagor;

                  (ae) With respect to each Mortgage constituting a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in such Mortgage, and no fees or expenses are or will become payable by the Certificateholders to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor;

                  (af) No Mortgage Loan has a shared appreciation feature, or other contingent interest feature;

                  (ag) The related First Lien, if any, requires equal monthly payments, unless such First Lien is a graduated payment mortgage loan;

                  (ah) Either (i) no consent for the Mortgage Loan is required by the holder of the related First Lien or (ii) such consent has been obtained and is contained in the Mortgage File;

                  (ai) No First Lien provides for negative amortization or deferred interest;

                  (aj) The maturity date of each Mortgage Loan is prior to the maturity date of the related First Lien, if any, if such First Lien provides for a balloon payment, except if the Combined Loan-to-Value Ratio does not exceed 65%. No Mortgage Loan is a blanket loan; and no Mortgage Loan provides for negative amortization;

                  (ak) All parties which have had any interest in the Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) (1) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located, and (2)(A) organized under the laws of such state, or (B) qualified to do business in such state, or (C) federal savings and loan associations or national banks having principal offices in such state, or (D) not doing business in such state so as to require qualification or licensing;

                  (al) The Mortgage contains a customary provision for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event the related security for the Mortgage Loan is sold without the prior consent of the mortgagee thereunder;

                  (am) Any future advances made prior to the Cut-Off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term reflected on the related Mortgage Loan Schedule. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan. The Mortgage Note does not permit or obligate the Servicer to make future advances to the Mortgagor at the option of the Mortgagor;

                  (an) The Mortgage contains customary and enforceable provisions which render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security, including, (i) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (ii) otherwise by judicial or non-judicial foreclosure. There is no homestead or other exemption available to the Mortgagor which would materially interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage except as set forth in the Prospectus;

                  (ao) Except as set forth in Section 3.02(j) above, there is no default, breach, violation or event of acceleration existing under the Mortgage or the Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration; and neither the Servicer nor the Unaffiliated Seller has waived any default, breach, violation or event of acceleration;

                  (ap) All parties to the Mortgage Note and the Mortgage had legal capacity to execute the Mortgage Note and the Mortgage and each Mortgage Note and Mortgage have been duly and properly executed by such parties;

                  (aq) All amounts received after the Cut-Off Date or with respect to the Mortgage Loans to which the Unaffiliated Seller is not entitled have been deposited into the Certificate Account and are, as of the Closing Date, in the Certificate Account;

                  (ar) All of the Mortgage Loans were originated in accordance with the underwriting criteria set forth in the Prospectus Supplement;

                  (as) Each Mortgage Loan conforms, and all such Mortgage Loans in the aggregate conform, to the description thereof set forth in the Prospectus Supplement;

                  (at) The Mortgage Loans were not selected by the Unaffiliated Seller for inclusion in the Trust Fund on any basis intended to adversely affect the Trust Fund;

                  (au) All appraisals were performed by qualified independent appraisers after analysis of other sales of properties in the area in which the Mortgaged Property is located, and a full interior inspection appraisal was performed in connection with each Mortgaged Property and all appraisals were preformed in accordance with FNMA approved forms;

                  (av) Each hazard insurance policy required to be maintained under Section 5.07 of the Pooling and Servicing Agreement with respect to the Mortgage Loan is a valid, binding, enforceable and subsisting insurance policy of its respective kind and is in full force and effect;

                  (aw) The Mortgage Loan was originated by the Unaffiliated Seller or an affiliate of the Unaffiliated Seller or a savings and loan association, a savings bank, a commercial bank or similar banking institution or other institutional lender which is supervised and examined by a Federal or State banking authority;

                  (ax) The Mortgaged Property is located in the state identified in the Closing Schedule and consists of a single parcel of real property with a one family residence erected thereon, or an attached or detached or semi-detached two- to four-family dwelling, or an individual condominium unit in a low-rise condominium, or an individual unit in a planned unit development. With respect to the Cut-Off Date Aggregate Principal Balance of the Mortgage Loans, (a) no more than 7.26% are secured by real property improved by two- to four-family dwellings, (b) no more than 0.81% are secured by real property improved by individual condominium units and units in a planned unit development, and (c) at least 85.55% are secured by real property with a detached one family residence erected thereon;

                  (ay) No Mortgage Loan had a Combined Loan-to-Value Ratio at the time of origination of more than 90.00%;

                  (az) At the time that each Mortgage Loan was originated, with respect to at least 97.22% of the Mortgage Loans (measured by the Cut-Off Date Aggregate Principal Balances of the Mortgage Loans), the Mortgagor represented that the Mortgagor would occupy the related Mortgaged Property as the Mortgagor's primary residence. To the best of the Unaffiliated Seller's knowledge, the Mortgaged Property is lawfully occupied under applicable law;

                  (ba) The Mortgage Note is not and has not been secured by any collateral, pledged account or other security except the lien of the corresponding Mortgage and the security interest of any applicable security agreement or chattel mortgage referred to in Section 3.02(h);

                  (bb) Each Mortgage Loan was originated after January 1, 1995;

                  (bc) Except with respect to approximately 2.38% of the Mortgage Loans, as to which the Unaffiliated Seller did not verify income, at origination, no Mortgagor had a debt-to-income ratio in excess of 55%; and

                  (bd) The Mortgage contains customary provisions which (i) confer on the related mortgagee the right both to receive all awards made in connection with any condemnation proceedings, and to apply such awards to the indebtedness secured by the Mortgage and (ii) unless otherwise agreed to in writing among the mortgagor and the related mortgagee, confer on the related mortgagee the right to both receive all proceeds collected under any hazard insurance policy and to apply such proceeds to the restoration of the damaged Mortgaged Property unless such restoration is not economically feasible or the mortgagor's security in the Mortgaged Property would be lessened, in which case the related mortgagee would be required to apply such proceeds to the indebtedness secured by the Mortgage.

                  Section 3.03. Covenants of the Unaffiliated Seller. The Unaffiliated Seller covenants to the Depositor as follows:

                  (a) The Unaffiliated Seller shall cooperate with the Depositor and the firm of independent certified public accountants retained with respect to the issuance of the Certificates in making available all information and taking all steps reasonably necessary to permit the accountants' letters required hereunder to be delivered within the times set for delivery herein.

                  (b) The Unaffiliated Seller agrees to satisfy or cause to be satisfied on or prior to the Closing Date all of the conditions to the Depositor's obligations set forth in Section 5.01 hereof that are within the Unaffiliated Seller's (or its agents') control.

                  (c) The Unaffiliated Seller hereby agrees to do all acts, transactions, and things and to execute and deliver all agreements, documents, instruments, and papers by and on behalf of the Unaffiliated Seller as the Depositor or its counsel may reasonably request in order to consummate the transfer of the Mortgage Loans to the Depositor and the subsequent transfer thereof to the Trustee, and the rating, issuance and sale of the Certificates.

                  (d) The Unaffiliated Seller hereby agrees to arrange separately to pay to the Trustee all of the Trustee's fees and expenses in connection with the transactions contemplated by the Pooling and Servicing Agreement, including, without limitation, all of the Trustee's fees and expenses in connection with any actions taken by the Trustee pursuant to Section 12.12 thereof. For the avoidance of doubt, the parties hereto acknowledge that it is the intention of the parties that the Depositor shall not pay any of the Trustee's fees and expenses in connection with the transactions contemplated by the Pooling and Servicing Agreement.

                  Section 3.04. Representations and Warranties of the Depositor. The Depositor hereby represents, warrants and covenants to the Unaffiliated Seller, as of the date of execution of this Agreement and the Closing Date, that:

                  (a) The Depositor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware;

                  (b) The Depositor has the corporate power and authority to purchase each Mortgage Loan and to execute, deliver and perform, and to enter into and consummate all the transactions contemplated by this Agreement;

                  (c) This Agreement has been duly and validly authorized, executed and delivered by the Depositor, and, assuming the due authorization, execution and delivery hereof by the Unaffiliated Seller, constitutes the legal, valid and binding agreement of the Depositor, enforceable against the Depositor in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights of creditors generally, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law);

                  (d) No consent, approval, authorization or order of or registration or filing with, or notice to, any governmental authority or court is required for the execution, delivery and performance of or compliance by the Depositor with this Agreement or the consummation by the Depositor of any of the transactions contemplated hereby, except such as have been made on or prior to the Closing Date;

                  (e) The Depositor has filed or will file the Prospectus and Prospectus Supplement with the Commission in accordance with Rule 424(b) under the Securities Act;

                  (f) None of the execution and delivery of this Agreement, the purchase of the Mortgage Loans from the Unaffiliated Seller, the consummation of the other transactions contemplated hereby, or the fulfillment of or compliance with the terms and conditions of this Agreement, (i) conflicts or will conflict with the charter or bylaws of the Depositor or conflicts or will conflict with or results or will result in a breach of, or constitutes or will constitute a default or results or will result in an acceleration under, any term, condition or provision of any indenture, deed of trust, contract or other agreement or other instrument to which the Depositor is a party or by which it is bound and which is material to the Depositor, or (ii) results or will result in a violation of any law, rule, regulation, order, judgment or decree of any court or governmental authority having jurisdiction over the Depositor.

                  Section 3.05. Repurchase Obligation for Defective Documentation and for Breach of a Representation or Warranty. Each of the representations and warranties contained in Sections 3.01 and 3.02 shall survive the purchase by the Depositor of the Mortgage Loans and the subsequent transfer thereof by the Depositor to the Trustee and shall continue in full force and effect, notwithstanding any restrictive or qualified endorsement on the Mortgage Notes and notwithstanding subsequent termination of this Agreement or the Pooling and Servicing Agreement.

                  With respect to any representation or warranty contained in Sections 3.01 or 3.02 hereof that is made to the best of the Unaffiliated Seller's knowledge, if it is discovered by the Servicer, any Subservicer, the Trustee, the Certificate Insurer or any Certificateholder that the substance of such representation and warranty was inaccurate as of the Closing Date and such inaccuracy materially and adversely affects the value of the related Mortgage Loan, then notwithstanding the Unaffiliated Seller's lack of knowledge with respect to the inaccuracy at the time the representation or warranty was made, such inaccuracy shall be deemed a breach of the applicable representation or warranty. Upon discovery by the Unaffiliated Seller, the Servicer, any Subservicer, the Trustee, the Certificate Insurer or any Certificateholder of a breach of any of such representations and warranties which materially and adversely affects the value of Mortgage Loans or the interest of the Certificateholders, or which materially and adversely affects the interests of the Certificate Insurer or the Certificateholders in the related Mortgage Loan in the case of a representation and warranty relating to a particular Mortgage Loan (notwithstanding that such representation and warranty was made to the Unaffiliated Seller's best knowledge), the party discovering such breach shall give pursuant to Section 3.03 of the Pooling and Servicing Agreement prompt written notice to the others. Subject to the next to last paragraph of this
Section 3.05, within 60 days of the earlier of its discovery or its receipt of notice of any breach of a representation or warranty, the Unaffiliated Seller shall (a) promptly cure such breach in all material respects, or (b) purchase such Mortgage Loan in the manner and at the price specified in Section 2.05(b), or (c) remove such Mortgage Loan from the Trust Fund (in which case it shall become a Deleted Mortgage Loan) and substitute one or more Qualified Substitute Mortgage Loans; provided, that, such substitution is effected not later than the date which is two years after the Startup Day or at such later date, if the Trustee and the Certificate Insurer receive an Opinion of Counsel to the effect set forth below in this Section. Any such substitution shall be accompanied by payment by the Unaffiliated Seller of the Substitution Adjustment, if any, to be deposited in the Certificate Account pursuant to the Pooling and Servicing Agreement.

                  As to any Deleted Mortgage Loan for which the Unaffiliated Seller substitutes a Qualified Substitute Mortgage Loan or Loans, the Unaffiliated Seller shall effect such substitution by delivering to the Trustee a certification in the form attached hereto as Exhibit H, executed by a Servicing Officer and the documents described in Sections 2.04(a)-(f) for such Qualified Substitute Mortgage Loan or Loans.

                  Pursuant to the Pooling and Servicing Agreement, the Servicer shall deposit in the Certificate Account all payments received in connection with such Qualified Substitute Mortgage Loan or Loans after the date of such substitution. Monthly Payments received with respect to Qualified Substitute Mortgage Loans on or before the date of substitution will be retained by the Unaffiliated Seller. The Trust Fund will own all payments received on the Deleted Mortgage Loan on or before the date of substitution, and the Unaffiliated Seller shall thereafter be entitled to retain all amounts subsequently received in respect of such Deleted Mortgage Loan. Pursuant to the Pooling and Servicing Agreement, the Servicer shall be required to give written notice to the Trustee and the Certificate Insurer that such substitution has taken place and shall amend the Mortgage Loan Schedule to reflect the removal of such Deleted Mortgage Loan from the terms of the Pooling and Servicing Agreement and the substitution of the Qualified Substitute Mortgage Loan. The parties hereto agree to amend the Closing Schedule accordingly. Upon such substitution, such Qualified Substitute Mortgage Loan or Loans shall be subject to the terms of the Pooling and Servicing Agreement and this Agreement in all respects, and the Unaffiliated Seller shall be deemed to have made with respect to such Qualified Substitute Mortgage Loan or Loans, as of the date of substitution, the representations and warranties set forth in Sections 3.01 and 3.02 herein. On the date of such substitution, the Unaffiliated Seller will remit to the Servicer and pursuant to the Pooling and Servicing Agreement the Servicer will deposit into the Certificate Account an amount equal to the Substitution Adjustment, if any.

                  It is understood and agreed that the obligations of the Unaffiliated Seller set forth in Sections 2.05 and this Section 3.05 to cure, purchase or substitute for a defective Mortgage Loan as provided in Sections
2.05 and this Section 3.05 constitute the sole remedies of the Trustee, the Certificate Insurer and the Certificateholders respecting a breach of the foregoing representations and warranties.

                  Any cause of action against the Unaffiliated Seller relating to or arising out of the breach of any representations and warranties or covenants made in Sections 2.05, 3.01 or 3.02 shall accrue as to any Mortgage Loan upon (i) discovery of such breach by any party and notice thereof to the Unaffiliated Seller, (ii) failure by the Unaffiliated Seller to cure such breach or purchase or substitute such Mortgage Loan as specified above, and (iii) demand upon the Unaffiliated Seller by the Trustee for all amounts payable in respect of such Mortgage Loan.

                  Notwithstanding any contrary provision of this Agreement, with respect to any Mortgage Loan which is not in default or as to which no default is imminent, no purchase, or substitution pursuant to Sections 2.05(b) or this
Section 3.05 shall be made unless the Unaffiliated Seller provides to the Trustee and the Certificate Insurer an Opinion of Counsel to the effect that such purchase or substitution would not (i) result in the imposition of taxes on "prohibited transactions" of the REMIC Trust, as defined in Section 860F of the Code or a tax on contributions to the REMIC Trust under the REMIC Provisions, or
(ii) cause the REMIC Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding. Any Mortgage Loan as to which purchase or substitution was delayed pursuant to this paragraph shall be purchased or substituted (subject to compliance with Sections 2.05 and this Section 3.05) upon the earlier of (a) the occurrence of a default or imminent default with respect to such loan and (b) receipt by the Trustee and the Certificate Insurer of an Opinion of Counsel to the effect that such purchase or substitution will not result in the events described in clauses (i) and (ii) of the preceding sentence.

                  Pursuant to the Pooling and Servicing Agreement, upon discovery by the Unaffiliated Seller, the Servicer, the Trustee, the Certificate Insurer or any Certificateholder that any Mortgage Loan does not constitute a Qualified Mortgage, the party discovering such fact shall promptly (and in any event within 5 days of the discovery) give written notice thereof to the other parties. In connection therewith, the Unaffiliated Seller shall repurchase or substitute a Qualified Substitute Mortgage Loan for the affected Mortgage Loan within 90 days of the earlier of such discovery by the Unaffiliated Seller or the Unaffiliated Seller's receipt of notice, in the same manner as it would a Mortgage Loan for a breach of representation or warranty contained in Sections
3.01 or 3.02. Pursuant to the Pooling and Servicing Agreement the Trustee shall reconvey to the Unaffiliated Seller the Mortgage Loan to be released pursuant hereto in the same manner, and on the same terms and conditions, as it would a Mortgage Loan repurchased for breach of a representation or warranty contained in Sections 3.01 or 3.02.

                                  ARTICLE FOUR

                             THE UNAFFILIATED SELLER

                  Section 4.01. Merger or Consolidation. The Unaffiliated Seller will keep in full effect its existence, rights and franchises as a federal savings bank and will obtain and preserve its qualification to do business as a foreign corporation, in each jurisdiction necessary to protect the validity and enforceability of this Agreement or any of the Mortgage Loans and to perform its duties under this Agreement.

                  Any Person into which the Unaffiliated Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Unaffiliated Seller shall be a party, or any Person succeeding to the business of the Unaffiliated Seller, shall be approved by the Certificate Insurer; provided that the approval of the Certificate Insurer shall not be required if, at the time the Unaffiliated Seller notifies the Certificate Insurer of the proposed successor, either (1)(a) the amount on deposit in the Spread Account equals the Base Spread Account Requirement and (b) a Capture Delinquency Trigger Event or a Capture Loss Trigger Event is not continuing, or
(2) the successor is rated BBB or higher by S&P or Baa3 or higher by Moody's. If the approval of the Certificate Insurer is not required, the successor shall be an established mortgage loan servicing institution that has a net worth of at least $15,000,000, a Permitted Transferee and in all events shall be the successor of the Unaffiliated Seller without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Unaffiliated Seller shall send notice of any such merger or consolidation to the Trustee and the Certificate Insurer.

                  Section 4.02. Costs. In connection with the transactions contemplated under this Agreement and the Pooling and Servicing Agreement, the Unaffiliated Seller shall promptly pay (or shall promptly reimburse the Depositor to the extent that the Depositor shall have paid or otherwise incurred): (i) the fees and disbursements of the Unaffiliated Seller's counsel;
(ii) (a) the fees of the Depositor's and the Certificate Insurer's counsel (excluding fees in connection with "Blue Sky" matters), not to exceed $50,000 in the aggregate, (b) disbursements of the Depositor's counsel (excluding disbursements in connection with "Blue Sky" matters; and (c) the fees and disbursements of Depositor's counsel in connection with "Blue Sky" matters;
(iii) the fees and disbursements of Ernst & Young, the Unaffiliated Seller's independent certified public accountants, in rendering a comfort letter in connection with the Prospectus Supplement and of Deloitte & Touche in rendering an "agreed-upon procedures letter" with respect to the Mortgage Loan Pool information appearing in the Prospectus Supplement and with respect to the numerical information appearing under the caption "Prepayment and Yield Considerations" in the Prospectus Supplement; (iv) the fees of Standard & Poor's, a division of The McGraw-Hill Companies, and Moody's Investors Service, Inc.; (v) the fees of the Trustee, the fees and disbursements of the Trustee's counsel, if any, the fees and expenses of the institution (which may, but need not, be the Servicer or the Trustee) selected as calculating agent and the fees of the Trustee for custodial acceptance and loan deposit; (vi) expenses incurred in connection with printing the Prospectus, the Prospectus Supplement, any amendment or supplement thereto, any preliminary prospectus and the Certificates; (vii) fees and expenses relating to the filing of documents with the Securities and Exchange Commission (including, without limitation, periodic reports under the Exchange Act); and
(viii) the shelf registration amortization fee paid in connection with the issuance of Certificates. The Unaffiliated Seller also will promptly pay (or shall promptly reimburse the Depositor to the extent that the Depositor shall have paid or otherwise incurred) all of the initial upfront expenses of the Certificate Insurer, including, without limitation, legal fees and expenses (except with respect to legal fees and expenses covered in clause (ii)(a) of this Section 4.02), accountant fees and expenses and expenses in connection with due diligence conducted on the Mortgage Files. All other costs and expenses in connection with the transactions contemplated hereunder shall be borne by the party incurring such expenses.

                  Section 4.03. Servicing. The Mortgage Loans shall be serviced by the Servicer in accordance with the Pooling and Servicing Agreement.

                  Section 4.04. Mandatory Delivery. Each document specified in
Section 2.04 for each Mortgage Loan shall be delivered to the Depositor on or before the Closing Date (except as otherwise provided in such Section 2.04).

                  Section 4.05. Indemnification. (a) (i) The Unaffiliated Seller agrees to indemnify and hold harmless the Depositor, each of its directors, each of its officers who have signed the Registration Statement, Prudential Securities Incorporated and each of its directors and each person or entity who controls the Depositor or Prudential Securities Incorporated or any such person, within the meaning of Section 15 of the Securities Act, against any and all losses, claims, damages or liabilities, joint and several, to which the Depositor, Prudential Securities Incorporated or any such person or entity may become subject, under the Securities Act or otherwise, and will reimburse the Depositor, Prudential Securities Incorporated and each such controlling person for any legal or other expenses incurred by the Depositor, Prudential Securities Incorporated or such controlling person in connection with investigating or defending any such loss, claim, damage, liability or action, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Prospectus Supplement or any amendment or supplement to the Prospectus Supplement approved in writing by the Unaffiliated Seller or the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements in the Prospectus Supplement or any amendment or supplement to the Prospectus Supplement approved in writing by the Unaffiliated Seller, in light of the circumstances under which they were made, not misleading, but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission relates to the information contained in the Prospectus Supplement referred to in Section 3.01(d). This indemnity agreement will be in addition to any liability which the Unaffiliated Seller may otherwise have.

                  (ii) The Unaffiliated Seller agrees to indemnify and to hold each of the Depositor, the Trustee, the Certificate Insurer and each Certificateholder harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that the Depositor, the Trustee, the Certificate Insurer and any Certificateholder may sustain in any way related to the failure of the Unaffiliated Seller to perform its duties in compliance with the terms of this Agreement. The Unaffiliated Seller shall immediately notify the Depositor, the Trustee, the Certificate Insurer and each Certificateholder if a claim is made by a third party with respect to this Agreement, and the Unaffiliated Seller shall assume the defense of any such claim and pay all expenses in connection therewith, including reasonable counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against the Depositor, the Servicer, the Unaffiliated Seller, the Trustee, the Certificate Insurer and/or Certificateholder in respect of such claim. Pursuant to the Pooling and Servicing Agreement, the Trustee shall reimburse the Unaffiliated Seller in accordance with Section 6.05(c) of the Pooling and Servicing Agreement for all amounts advanced by the Unaffiliated Seller pursuant to the preceding sentence except when the claim relates directly to the failure of the Unaffiliated Seller to perform its duties in compliance with the terms of this Agreement.

                  (b) The Depositor agrees to indemnify and hold harmless the Unaffiliated Seller, each of its directors and each person or entity who controls the Unaffiliated Seller or any such person, within the meaning of
Section 15 of the Securities Act, against any and all losses, claims, damages or liabilities, joint and several, to which the Unaffiliated Seller or any such person or entity may become subject, under the Securities Act or otherwise, and will reimburse the Unaffiliated Seller and any such director or controlling person for any legal or other expenses incurred by the Unaffiliated Seller or any such director or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, the Prospectus Supplement, any amendment or supplement to the Prospectus or the Prospectus Supplement or the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission is other than a statement or omission relating to the information set forth in subsection (a)(i) of this Section 4.05. This indemnity agreement will be in addition to any liability which the Depositor may otherwise have.

                  (c) Promptly after receipt by an indemnified party under this
Section 4.05 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 4.05, notify the indemnifying party in writing of the commencement thereof, but the omission to so notify the indemnifying party will not relieve the indemnifying party from any liability which the indemnifying party may have to any indemnified party hereunder except to the extent such indemnifying party has been prejudiced thereby. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party. After notice from the indemnifying party to such indemnified party of its election to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this
Section 4.05 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. The indemnifying party shall not be liable for the expenses of more than one separate counsel.

                  (d) In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in the preceding parts of this Section 4.05 is for any reason held to be unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or subsection (b) of this Section 4.05 in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof); provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. In determining the amount of contribution to which the respective parties are entitled, there shall be considered the relative benefits received by the Unaffiliated Seller on the one hand, and the Depositor on the other, the Unaffiliated Seller's and the Depositor's relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any statement or omission, and any other equitable considerations appropriate in the circumstances. The Unaffiliated Seller and the Depositor agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation. For purposes of this Section 4.05, each director of the Depositor, each officer of the Depositor who signed the Registration Statement, and each person, if any who controls the Depositor within the meaning of Section 15 of the Securities Act, shall have the same rights to contribution as the Depositor, and each director of the Unaffiliated Seller, and each person, if any who controls the Unaffiliated Seller within the meaning of Section 15 of the Securities Act, shall have the same rights to contribution as the Unaffiliated Seller.

                                  ARTICLE FIVE

                              CONDITIONS OF CLOSING

                  Section 5.01. Conditions of Depositor's Obligations. The obligations of the Depositor to purchase the Mortgage Loans will be subject to the satisfaction, on the Closing Date, of the following conditions. Upon payment of the purchase price for the Mortgage Loans such conditions shall be deemed satisfied or waived.

                  (a) Each of the obligations of the Unaffiliated Seller required to be performed by it on or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with and all of the representations and warranties of the Unaffiliated Seller under this Agreement shall be true and correct as of the Closing Date and no event shall have occurred which, with notice or the passage of time, would constitute a default under this Agreement, and the Depositor shall have received a certificate to the effect of the foregoing signed by an authorized officer of the Unaffiliated Seller.

                  (b) The Depositor shall have received (i) a letter dated the date of this Agreement, in form and substance acceptable to the Depositor and its counsel, prepared by Ernst & Young, independent certified public accountants, regarding the numerical information contained in the Prospectus Supplement under the caption "The Originator" and (ii) a letter dated the date of this Agreement, in form and substance acceptable to the Depositor and its counsel, prepared by Deloitte & Touche, independent certified public accountants, regarding the numerical information contained in the Prospectus Supplement under the captions "Prepayment Yield Considerations" and "The Mortgage Pool."

                  (c) The Mortgage Loans will be acceptable to the Depositor, in its sole discretion.

                  (d) The Depositor shall have received the following additional closing documents, in form and substance satisfactory to the Depositor and its counsel:

                        (i) the Closing Schedule;

                       (ii) the Pooling and Servicing Agreement and the Underwriting Agreement dated as of March 14, 1996 between the Depositor and Prudential Securities Incorporated and all documents required thereunder, duly executed and delivered by each of the parties thereto other than the Depositor;

                      (iii) an officer's certificate from the Unaffiliated Seller, dated as of the Closing Date, in the form of Exhibit C hereto, and attached thereto resolutions of the board of directors of the Unaffiliated Seller and a copy of the by-laws of the Unaffiliated Seller;

                       (iv) copy of the Unaffiliated Seller's charter and all amendments, revisions, and supplements thereof, certified as of a recent date by the Rhode Island State Banking Division;

                        (v) an opinion of the counsel for the Unaffiliated Seller as to various corporate matters substantially in the form attached hereto as Exhibit D (it being agreed that the opinion shall expressly provide that the Trustee shall be entitled to rely on the opinion);

                       (vi) opinions of counsel for the Unaffiliated Seller, in forms acceptable to the Depositor, its counsel, S&P and Moody's as to such matters as shall be required for the assignment of ratings to the Class A Certificates of AAA by Standard & Poor's, a division of The McGraw-Hill Companies, and Aaa by Moody's Investors Service, Inc. (it being agreed that such opinions shall expressly provide that the Trustee shall be entitled to rely on such opinions);

                      (vii) a letter from Moody's Investors Service, Inc. that it has assigned a rating of Aaa to the Class A Certificates;

                     (viii) a letter from Standard & Poor's, a division of The McGraw-Hill Companies, that it has assigned a rating of AAA to the Class A Certificates;

                       (ix) an opinion of counsel for the Trustee in form and substance acceptable to the Depositor, its counsel, Moody's and S&P (it being agreed that the opinion shall expressly provide that the Unaffiliated Seller shall be entitled to rely on the opinion);

                        (x) an opinion or opinions of counsel for the Servicer, in form and substance acceptable to the Depositor, its counsel, Moody's and S&P (it being agreed that the opinion shall expressly provide that the Unaffiliated Seller shall be entitled to rely on the opinion); and

                       (xi) an opinion or opinions of counsel for the Certificate Insurer, in each case in form and substance acceptable to the Depositor, its counsel, Moody's and S&P (it being agreed that the opinion shall expressly provide that the Unaffiliated Seller shall be entitled to rely on the opinion).

                  (e) The Certificate Insurance Policy shall have been duly executed, delivered and issued with respect to the Certificates.

                  (f) All proceedings in connection with the transactions contemplated by this Agreement and all documents incident hereto shall be satisfactory in form and substance to the Depositor and its counsel.

                  (g) The Unaffiliated Seller shall have furnished the Depositor with such other certificates of its officers or others and such other documents or opinions as the Depositor or its counsel may reasonably request.

                  Section 5.02. Conditions of Unaffiliated Seller's Obligations. The obligations of the Unaffiliated Seller under this Agreement shall be subject to the satisfaction, on the Closing Date, of the following conditions:

                  (a) Each of the obligations of the Depositor required to be performed by it at or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with and all of the representations and warranties of the Depositor contained in this Agreement shall be true and correct as of the Closing Date and the Unaffiliated Seller shall have received a certificate to that effect signed by an authorized officer of the Depositor.

                  (b) The Unaffiliated Seller shall have received the following additional documents:

                        (i) the Pooling and Servicing Agreement, and all documents required thereunder, in each case executed by the Depositor as applicable; and

                       (ii) a copy of a letter from Moody's to the Depositor to the effect that it has assigned a rating of Aaa to the Class A Certificates, and a copy of a letter from S&P to the Depositor to the effect that it has assigned a rating of AAA to the Class A Certificates.

                  (c) The Depositor shall have furnished the Unaffiliated Seller with such other certificates of its officers or others and such other documents to evidence fulfillment of the conditions set forth in this Agreement as the Unaffiliated Seller may reasonably request.

                  Section 5.03. Termination of Depositor's Obligations. The Depositor may terminate its obligations hereunder by notice to the Unaffiliated Seller at any time before delivery of and payment of the purchase price for the Mortgage Loans if: (i) any of the conditions set forth in Section 5.01 are not satisfied when and as provided therein; (ii) there shall have been the entry of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Unaffiliated Seller, or for the winding up or liquidation of the affairs of the Unaffiliated Seller; (iii) there shall have been the consent by the Unaffiliated Seller to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Unaffiliated Seller or of or relating to substantially all of the property of the Unaffiliated Seller;
(iv) any purchase and assumption agreement with respect to the Unaffiliated Seller or the assets and properties of the Unaffiliated Seller shall have been entered into; or (v) a Termination Event shall have occurred. The termination of the Depositor's obligations hereunder shall not terminate the Depositor's rights hereunder or its right to exercise any remedy available to it at law or in equity.

                                   ARTICLE SIX

                                  MISCELLANEOUS

                  Section 6.01. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered to or mailed by registered mail, postage prepaid, or transmitted by telex or telegraph and confirmed by a similar mailed writing, if to the Depositor, addressed to the Depositor at Prudential Securities Financial Asset Funding Corp., 199 Water Street, 26th Floor, New York, New York 10292,
Attention: Director Mortgage Finance Group, or to such other address as the Depositor may designate in writing to the Unaffiliated Seller and if to the Unaffiliated Seller, addressed to the Unaffiliated Seller at Home Loan and Investment Bank, F.S.B., One Home Loan Plaza, Warwick, Rhode Island, 02886,
Attention: John M. Murphy or to such other address as the Unaffiliated Seller may designate in writing to the Depositor.

                  Section 6.02. Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement which is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement which is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction as to any Mortgage Loan shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

                  Section 6.03. Agreement of Unaffiliated Seller. The Unaffiliated Seller agrees to execute and deliver such instruments and take such actions as the Depositor may, from time to time, reasonably request in order to effectuate the purpose and to carry out the terms of this Agreement.

                  Section 6.04. Survival. The parties to this Agreement agree that the representations, warranties and agreements made by each of them herein and in any certificate or other instrument delivered pursuant hereto shall be deemed to be relied upon by the other party hereto, notwithstanding any investigation heretofore or hereafter made by such other party or on such other party's behalf, and that the representations, warranties and agreements made by the parties hereto in this Agreement or in any such certificate or other instrument shall survive the delivery of and payment for the Mortgage Loans.

                  Section 6.05. Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

                  Section 6.06. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. Except as expressly permitted by the terms hereof, this Agreement may not be assigned, pledged or hypothecated by any party hereto to a third party without the written consent of the other party to this Agreement and the Certificate Insurer; provided, however, that the Depositor may assign its rights hereunder without the consent of the Unaffiliated Seller.

                  Section 6.07. Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of New York (without regard to conflicts of laws principles), and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

                  Section 6.08. Confirmation of Intent. It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by the Unaffiliated Seller to the Depositor as contemplated by this Unaffiliated Seller's Agreement be, and be treated for all purposes as, a sale by the Unaffiliated Seller to the Depositor of the Mortgage Loans. It is, further, not the intention of the parties that such conveyance be deemed a pledge of the Mortgage Loans by the Unaffiliated Seller to the Depositor to secure a debt or other obligation of the Unaffiliated Seller. However, in the event that, notwithstanding the intent of the parties, the Mortgage Loans are held to continue to be property of the Unaffiliated Seller then (a) this Unaffiliated Seller's Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the Uniform Commercial Code; (b) the transfer of the Mortgage Loans provided for herein shall be deemed to be a grant by the Unaffiliated Seller to the Depositor of a security interest in all of the Unaffiliated Seller's right, title and interest in and to the Mortgage Loans and all amounts payable on the Mortgage Loans in accordance with the terms thereof and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property; (c) the possession by the Depositor of Mortgage Notes and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9-305 of the Uniform Commercial Code; and (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Depositor for the purpose of perfecting such security interest under applicable law. Any assignment of the interest of the Depositor pursuant to any provision hereof shall also be deemed to be an assignment of any security interest created hereby. The Unaffiliated Seller and the Depositor shall, to the extent consistent with this Unaffiliated Seller's Agreement, take such actions as may be necessary to ensure that, if this Unaffiliated Seller's Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement.

                  Section 6.09. Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                  Section 6.10. Miscellaneous. (a) (i) This Agreement supersedes all prior agreements and understandings relating to the subject matter hereof,
(ii) This Agreement may be amended from time to time by the Unaffiliated Seller and the Depositor by written agreement, upon the prior written consent of the Certificate Insurer (which consent shall not be withheld if, in the Opinion of Counsel addressed to the Trustee and the Certificate Insurer, failure to amend would adversely affect the interests of the Certificateholders), without notice to or consent of the Certificateholders to cure any ambiguity, to correct or supplement any provisions herein, to comply with any changes in the Code, or to make any other provisions with respect to matters or questions arising under this Agreement which shall not be inconsistent with the provisions of this Agreement; provided, however, that such action shall not, as evidenced by an Opinion of Counsel, at the expense of the party requesting the change, delivered to the Trustee, adversely affect in any material respect the interests of any Certificateholder; and provided further, that no such amendment shall reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of the Holder of such Certificate, or change the rights or obligations of any other party hereto without the consent of such party, (iii) This Agreement may be amended from time to time by the Unaffiliated Seller and the Depositor with the consent of the Certificate Insurer (which consent shall not be withheld if, in the Opinion of Counsel addressed to the Trustee and the Certificate Insurer, failure to amend would adversely affect the interests of the Certificateholders), the Majority Certificateholders and the Holders of the majority of the Percentage Interest in the Class R Certificates for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Trustee receives an Opinion of Counsel, at the expense of the party requesting the change, that such change will not adversely affect the status of the REMIC Trust as a REMIC or cause a tax to be imposed on the REMIC; and provided, further, that no such amendment shall reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of the Holder of such Certificate or reduce the percentage for each Class the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of each Class of Certificates affected thereby, and (iv) It shall not be necessary for the consent of Holders under this Section to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof.

                  (b) The parties agree that each of the Certificate Insurer and the Trustee is an intended third-party beneficiary of this Agreement to the extent necessary to enforce the rights and to obtain the benefit of the remedies of the Depositor under this Agreement which are assigned to the Trustee for the benefit of the Certificateholders pursuant to the Pooling and Servicing Agreement and to the extent necessary to obtain the benefit of the enforcement of the obligations and covenants of the Unaffiliated Seller under Section 4.01 and 4.05(a)(ii) of this Agreement. The parties further agree that Prudential Securities Incorporated and each of its directors and each person or entity who controls Prudential Securities Incorporated or any such person, within the meaning of Section 15 of the Securities Act (each, an "Underwriter Entity") is an intended third-party beneficiary of this Agreement to the extent necessary to obtain the benefit of the enforcement of the obligations and covenants of the Unaffiliated Seller with respect to each Underwriter Entity under Section 4.05(a)(i) of this Agreement.

                  (c) The Depositor and the Unaffiliated Seller intend the conveyance by Unaffiliated Seller to the Depositor of all of its right, title and interest in and to the Mortgage Loans pursuant to this Agreement to constitute a purchase and sale and not a loan.

                     [Signatures Commence on Following Page]

                  IN WITNESS WHEREOF, the parties hereto have caused their names to be signed by their respective officers thereunto duly authorized as of the date first above written.

                                                PRUDENTIAL SECURITIES SECURED
                                                    FINANCING CORPORATION

                                                By:  /s/ Valerie H. Kay
                                                   --------------------------
                                                   Name:  Valerie H. Kay
                                                   Title: Vice President

                                                HOME LOAN AND INVESTMENT BANK,
                                                    F.S.B.

                                                By:  /s/ John M. Murphy
                                                   --------------------------
                                                   Name:  John M. Murphy
                                                   Title: President




                [Unaffiliated Seller's Agreement Signature Page]

                                                                       EXHIBIT A

                                CLOSING SCHEDULE

ACCOUNT:   796                MORTGAGE LOAN SCHEDULE
ISSUE:     HL9601                HOME LOAN 1996-1

Loan Number               Mortgager Name       Prop. Address                  City               State       Zip
00000000000000049718      ACTON                116 KENCREST DR                ROCHESTER          NY         14606
00000000000000049400      ADAMO                15 HANCOCK COURT               PLAINSBORO         NJ         08536
00000000000000049007      ADAMS                96 NOTTINGHAM RD               RAMSEY             NJ         07446
00000000000000049651      ADAMS                141923 SHELMIRE AVE            PHILADELPHIA       PA         19111
00000000000000050268      AFURONG              39 FOREST ROAD                 CEDAR GROVE        NJ         07009
00000000000000049189      AGOT                 365 NEW BEDFORD DR             VALLEJO            CA         94591
00000000000000049547      AGURKIS              127E CEDAR AVE                 OAKLYN             NJ         08107
00000000000000049446      AIKENS               400 DODGE ROAD                 GETZVILLE          NY         14068
00000000000000049251      ALBANESE             19 SOMERSET LN                 PUTNAM VALLEY      NY         10579
00000000000000049621      ALLDER               324 STAPLETON RD               SPRINGFIELD        MA         01109
00000000000000050494      ALLEN                117 CHICAGO BLVD SOUTH         PACIFIC            WA         98047
00000000000000050050      ALLIS                4196E 113TH PLACE              THORNTON           CO         80233
00000000000000050195      ALSON                465 13TH STREET                BROOKLYN           NY         11215
00000000000000049890      ALSTON               22 ARROW COURT                 CENTRAL ISLIP      NY         11722
00000000000000049642      ANDALINA             3064 CRESTWOOD LANE            GLENVIEW           IL         60025
00000000000000050078      ANDERSON             60 SCENIC RD                   LEBANON            CT         06249
00000000000000050190      ANDERSON             3176 DITMAR ROAD               WEEDSPORT          NY         13166
00000000000000050536      ANDREWS              3430 STRASSER DR               SPARKS             NV         89431
00000000000000049624      ANEAS                4613N 12TH PLACE               PHOENIX            AZ         85014
00000000000000049708      ANGLE                2800- 2802 SEAFORD RD          SEAFORD            VA         23696
00000000000000050084      ANTHONE              1234S BAHAMA STREET            AURORA             CO         80017
00000000000000049704      ANTOLINO             21 LINCOLN AVE                 GOSHEN             NY         10924
00000000000000049900      ARAGON               413E MISSOURI AVE              FOUNTAIN           CO         80817
00000000000000049793      ARCHER               2501 CACTUS DRIVE              COLORADO SPRING    CO         80911
00000000000000049027      ARNOLD               2731 MEETINGHOUSE RD           BOOTHWYN           PA         19061
00000000000000050089      ARTHUR               700 AUTUMN AVE                 BROOKLYN           NY         11208
00000000000000049566      ASPINALL             4161 GUNTHER AVE               BRONX              NY         10466
00000000000000048924      ASPREA               35 WICKHAM DRIVE               WARWICK            NY         10990
00000000000000049320      AUBIN                137 PAPINEU AVE                WOONSOCKET         RI         02895
00000000000000048929      AUSTIN               38 OLNEY STREET                DORCHESTER         MA         02121
00000000000000050141      AUTEN                3568 STONY POINT RD            GRAND ISLAND       NY         14072
00000000000000050154      AVELLAR              18 TRACY STREET                ACUSHNET           MA         02743
00000000000000048923      AYALA                91-38 121ST STREET             RICHMOND HILL      NY         11418
00000000000000049891      BABU                 216 ROBAT STREET               PHILADELPHIA       PA         19120
00000000000000050402      BAEZ                 938E BROWN STREET              GLOUCESTER CITY    NJ         08030
00000000000000050107      BAKER                238 WILLARD AVENUE             STATEN ISLAND      NY         10314
00000000000000050512      BALUYOT              382 6TH STREET                 ATCO               NJ         08004
00000000000000048789      BANASZEK             2488 FOXIANNA ROAD             MIDDLETOWN         PA         17057
00000000000000050552      BANKS                7973 PROVIDENT ST              PHILADELPHIA       PA         19150

Loan                    Curr Principal            Orig Principal               Due   Curr Note                     Maturity      Rem
Number                         Balance                   Balance      LTV      Date       Rate       P-1 Pmt           Date     Term
00000000000000049718         62,914.60                 63,000.00      0.80000                         566.43         1/01/16
00000000000000049400         90,284.34                 91,790.00      0.79000                         755.14        10/01/10
00000000000000049007         32,362.58                 32,704.00      0.80000                         301.65         9/01/15
00000000000000049651         52,801.38                 53,000.00      0.61000                         449.53         12/1/25
00000000000000050268        147,351.35                148,000.00      0.80000                        1283.45         12/1/15
00000000000000049189         16,668.18                 16,829.00      0.80000                          170.6         11/1/10
00000000000000049547         23,585.57                 23,772.00      0.80000                         217.72         10/1/15
00000000000000049446         26,830.15                 27,000.00      0.71000                         285.21         12/1/10
00000000000000049251         13,651.78                 14,000.00      0.79000                         290.55         12/1/00
00000000000000049621         43,894.77                 44,000.00      0.59000                         401.56         12/1/15
00000000000000050494         76,000.00                 76,000.00      0.68000                         649.48          2/1/16
00000000000000050050         29,116.27                 29,264.00      0.80000                         370.55          1/1/06
00000000000000050195         40,000.00                 40,000.00      0.46000                         354.51          2/1/16
00000000000000049890         11,891.00                 11,891.00      0.57000                         246.78          1/1/06
00000000000000049642         83,297.61                 83,446.00      0.58000                         804.72         12/1/15
00000000000000050078         41,166.49                 41,192.00      0.46000                         337.39          1/1/11
00000000000000050190         59,250.00                 59,250.00      0.75000                         514.19          2/1/16
00000000000000050536         14,253.00                 14,253.00      0.80000                         142.79          2/1/11
00000000000000049624         44,793.99                 45,000.00      0.73000                         442.87         12/1/10
00000000000000049708         44,644.58                 45,000.00      0.73000                         404.59         12/1/15
00000000000000050084         73,373.53                 73,600.00      0.72000                          671.7          1/1/16
00000000000000049704         43,962.03                 44,000.00      0.61000                          395.6          1/1/16
00000000000000049900         55,826.99                 56,000.00      0.71000                         485.63          1/1/16
00000000000000049793         51,931.74                 52,000.00      0.71000                         474.57          1/1/16
00000000000000049027         61,959.46                 62,457.00      0.46000                          598.6         11/1/15
00000000000000050089         77,079.00                 77,079.00      0.42000                         754.07          1/1/11
00000000000000049566         80,719.99                 80,730.00      0.68000                         725.83         12/1/15
00000000000000048924        107,744.79                108,000.00      0.80000                         829.67         11/1/10
00000000000000049320         79,060.47                 79,269.00      0.79000                         687.42         12/1/15
00000000000000048929         26,127.53                 26,400.00      0.80000                         267.61         11/1/10
00000000000000050141         76,600.00                 76,600.00      0.55000                         749.38          2/1/11
00000000000000050154         34,370.17                 34,506.00      0.32000                         360.12          1/1/11
00000000000000048923         28,005.80                 28,465.00      0.76000                         288.55         11/1/10
00000000000000049891         12,655.60                 12,729.00      0.78000                         161.18          1/1/06
00000000000000050402         53,857.78                 54,000.00      0.80000                         414.84         12/1/10
00000000000000050107         81,795.32                 81,967.00      0.42000                         736.96          2/1/16
00000000000000050512         39,491.31                 40,000.00      0.61000                         521.99         12/1/05
00000000000000048789         25,127.44                 25,331.00      0.80000                         256.78         11/1/10
00000000000000050552         21,763.00                 21,763.00      0.36000                         211.64          2/1/11

3/19/96 BANKERS TRUST COMPANY - MORTGAGE SECURITIES TRUST SERVICES PAGE 1 OF 26

ACCOUNT:   796                MORTGAGE LOAN SCHEDULE
ISSUE:     HL9601                HOME LOAN 1996-1

Loan Number               Mortgager Name       Prop. Address                  City               State       Zip
00000000000000048717      BARBER               2621 PRATT STREET              PHILADELPHIA       PA         19137
00000000000000050472      BARBER               MAPLECREST RD                  HENSONVILLE        NY         12439
00000000000000050309      BARNES               38 BROADMEADOW DRIVE           LUNENBURG          MA         01462
00000000000000050388      BARRELLA             99 ARIZONA AVE                 LONG BEACH         NY         11561
00000000000000048913      BARRY                12 SLEEPY HOLLOW RD            STATEN ISLAND      NY         10314
00000000000000049952      BARTUS               34 BLACKINTON RD               NEW SALEM          MA         01364
00000000000000050408      BASARA               316 CARSON STREET              PHILADELPHIA       PA         19128
00000000000000049921      BASHAM               612 C AVE                      BOULDER CITY       NV         89005
00000000000000049071      BASKERVILLE          355 NEW YORK AVENUE            BROOKLYN           NY         11213
00000000000000049803      BASS                 10425N 43RD PLACE              PHOENIX            AZ         85028
00000000000000049431      BAUCH                170 BEECHWOOD DRIVE            WAYNE              NJ         07470
00000000000000046616      BEAUDOIN             30 BIRCHBROW AVENUE            WEYMOUTH           MA         02191
00000000000000050713      BECK                 593 HENRY ST                   JACKSON            NJ         08527
00000000000000049497      BEDARD               326 HEMSTREET RD               SCHAGTICOKE        NY         12154
00000000000000049386      BEEHLER              618 LEONARD LANE               TOBYHANNA          PA         18466
00000000000000048594      BELMONTI             116N 50TH STREET               PHILADELPHIA       PA         19139
00000000000000050714      BELTRAN              242W HUDSON AVE                ENGLEWOOD          NJ         07631
00000000000000049250      BENNETT              26 CRYSTAL DR                  EAST HAMPTON       NY         11937
00000000000000050232      BENT                 2228 DEMETRIUS AVENUE          LAS VEGAS          NV         89101
00000000000000049122      BENUN                98 JEROME AVENUE               DEAL               NJ         07723
00000000000000049925      BENZ                 585N BELMONT ST                PORTERVILLE        CA         93257
00000000000000049437      BERGHORN             35 WILLOW WAY                  WEST PATERSON      NJ         07424
00000000000000048620      BERLANGA             2000 FRANKLIN RD               VALLEY STREAM      NY         11580
00000000000000049868      BERTHOLIC            428 VICTORY HWY                BURRILLVILLE       RI         02830
00000000000000049347      BERTOT               23L RANGE RD                   EPSOM              NH         03234
00000000000000049500      BESAW                905 MONTGOMERY STREET          CHICOPEE           MA         01013
00000000000000050306      BESSETTE             56 HUNTER DRIVE                CUMBERLAND         RI         02864
00000000000000049754      BEST                 206 VAN NOSTRAND AVE           JERSEY CITY        NJ         07305
00000000000000048855      BESTER               1144 KEITH DRIVE               COLORADO SPRING    CO         80916
00000000000000049989      BETTS                8507 SHADEWAY PLACE            SPRINGFIELD        VA         22153
00000000000000050515      BEVERETT             22 VOORHEES STREET             NEWARK             NJ         07108
00000000000000049636      BEY                  121 SOLOMON AVE                INWOOD             NY         11096
00000000000000050180      BEYER                12W MAPLE STREET               TONAWANDA          NY         14150
00000000000000050611      BHAGIRATH            218 FAIRMAN ST                 YUBA CITY          CA         95991
00000000000000049627      BILL                 2392 FIG STREET                LAKEWOOD           CO         80228
00000000000000048812      BINDER               2106N 7TH STREET               COLORADO SPRING    CO         80907
00000000000000049282      BINGHAM              405W HOSPITAL ST               TAYLOR             PA         18517
00000000000000049162      BIRTH                1391 DEER CREEK LANE           RENO               NV         89506
00000000000000049710      BISHOP               146 SUNNYSIDE RD NORTH         QUEENSBURY         NY         12804

Loan                    Curr Principal            Orig Principal               Due   Curr Note                     Maturity     Rem
Number                         Balance                   Balance      LTV      Date       Rate      P-1 Pmt            Date    Term
00000000000000048717        43,062.71                 44,259.00      0.70000                         560.42         11/1/05
00000000000000050472        16,500.00                 16,500.00      0.65000                         177.21          2/1/11
00000000000000050309        27,950.00                 27,950.00      0.64000                          249.5          2/1/16
00000000000000050388        12,046.00                 12,046.00      0.80000                         120.68          2/1/11
00000000000000048913       134,182.01                134,713.00      0.71000                        1273.35         11/1/15
00000000000000049952        14,940.30                 15,000.00      0.75000                         152.06          1/1/11
00000000000000050408        32,000.00                 32,000.00      0.80000                         313.06          2/1/11
00000000000000049921        32,608.70                 32,863.00      0.80000                         333.13          1/1/11
00000000000000049071        51,010.02                 51,826.00      0.76000                         656.23         11/1/05
00000000000000049803        44,681.87                 45,000.00      0.65000                         461.43         12/1/15
00000000000000049431        48,175.05                 48,400.00      0.80000                         443.28         10/1/15
00000000000000046616        17,583.47                 18,416.00      0.90000                         274.87          6/1/05
00000000000000050713       133,817.56                134,000.00      0.80000                        1162.04         12/1/15
00000000000000049497        91,637.00                 91,637.00      0.70000                         736.68         12/1/10
00000000000000049386        63,767.43                 64,000.00      0.80000                         555.01         12/1/15
00000000000000048594        34,585.86                 34,875.00      0.75000                         321.68         10/1/15
00000000000000050714        84,781.68                 85,209.00      0.44000                          766.1         12/1/15
00000000000000049250        31,588.84                 32,052.00      0.20000                         315.45         12/1/10
00000000000000050232        64,921.74                 65,088.00      0.73000                         495.41          1/1/11
00000000000000049122        94,273.82                 95,000.00      0.59000                         876.24          9/1/15
00000000000000049925       112,624.60                113,000.00      0.54000                         979.93          1/1/16
00000000000000049437        88,089.85                 88,503.00      0.66000                         705.76         10/1/25
00000000000000048620        18,644.08                 18,897.00      0.80000                         191.56         11/1/10
00000000000000049868        37,956.21                 38,441.00      0.51000                          450.1          1/1/16
00000000000000049347        22,898.41                 23,000.00      0.46000                         242.96         12/1/10
00000000000000049500        95,043.79                 95,200.00      0.80000                         731.34         12/1/10
00000000000000050306        87,399.00                 87,399.00      0.58000                         855.03          2/1/11
00000000000000049754        54,210.28                 54,300.00      0.57000                         464.53         10/1/10
00000000000000048855        51,564.25                 52,000.00      0.58000                         527.11         11/1/10
00000000000000049989       217,969.72                219,400.00      0.71000                        1685.45          1/1/11
00000000000000050515        27,580.18                 27,650.00      0.31000                            265         12/1/15
00000000000000049636        40,918.00                 41,114.00      0.52000                         416.77         12/1/10
00000000000000050180        61,313.00                 61,313.00      0.72000                         508.66          2/1/11
00000000000000050611        32,942.00                 32,942.00      0.47000                         291.96          2/1/16
00000000000000049627        31,452.05                 31,700.00      0.79000                         254.84         12/1/10
00000000000000048812        17,237.85                 17,488.00      0.75000                         228.21         11/1/05
00000000000000049282        70,790.65                 71,200.00      0.80000                         700.72         12/1/10
00000000000000049162        76,071.42                 76,500.00      0.63000                         663.41         11/1/15
00000000000000049710        26,474.84                 26,753.00      0.71000                         338.76         12/1/05

3/19/96 BANKERS TRUST COMPANY - MORTGAGE SECURITIES TRUST SERVICES PAGE 2 OF 26

ACCOUNT:   796                MORTGAGE LOAN SCHEDULE
ISSUE:     HL9601                HOME LOAN 1996-1

Loan Number               Mortgager Name       Prop. Address                  City               State       Zip
00000000000000049635      BLAINE               150 HORTON RD                  WASHINGTONVILLE    NY         10992
00000000000000050239      BLAINE               26 TINTON FALLS ROAD           FARMINDALE         NJ         07727
00000000000000049798      BLAKE                8 FREEDOM AVE                  NEW FREEDOM        PA         17349
00000000000000050254      BLAND                12905N COUNTY RD 15            WELLINGTON         CO         80549
00000000000000048775      BLUM                 6 ROXTON RD                    PLAINVIEW          NY         11803
00000000000000048681      BLUMENFELD           48 KENWOOD LANE                NEW CITY           NY         10956
00000000000000050054      BOARDMAN             8216E PONDEROSA LANE           PARKER             CO         80134
00000000000000049734      BOEHMER              161 DAUB ROAD                  MYERSTOWN          PA         17067
00000000000000050368      BOEVIN               286 RT 50                      GANSEVOORT         NY         12831
00000000000000050040      BOHL                 RR1 BOX 109B BARBER LN         EAST BERNE         NY         12059
00000000000000048978      BONDS                486 CHAMPLAIN AVENUE           WEST HEMPSTEAD     NY         11552
00000000000000048709      BONITO               256 EDGEWOOD AVE               TONAWANDA          NY         14223
00000000000000049618      BOOK                 234 SCHOOLHOUSE RD             LANCASTER          PA         17603
00000000000000050400      BOULAZERIS           5505 VENTNOR AVE               VENTNOR            NJ         08406
00000000000000048947      BOWERS               1604 VERBENA ST                DENVER             CO         80220
00000000000000048863      BOYCE                143-18 185TH STREET            SPRINGFIELD GAR    NY         11413
00000000000000049376      BOYD                 7400 HILL RD                   PHILADELPHIA       PA         19128
00000000000000050339      BOYD                 513 BOWMAN AVE                 LAS VEGAS          NV         89106
00000000000000050272      BRAMWELL             1528 WYNDMOOR AVE              HILLSIDE           NJ         07205
00000000000000050214      BRANCH               142-16 222ND STREET            LAURELTON          NY         11413
00000000000000049361      BRANDEFINE           87 LOGAN AVENUE                STATEN ISLAND      NY         10301
00000000000000050193      BRANT                8 BROWNING DRIVE               GREENLAWN          NY         11738
00000000000000048888      BRASEFIELD           224 VILLA AVENUE               NORTH PROVIDENC    RI         02904
00000000000000048982      BROBECK              165 SUNRISE DR                 IRWIN              PA         15642
00000000000000049264      BROMUND              19 CHRISTOPHER DR              WEST SENECA        NY         14224
00000000000000049454      BROOKS               1654S FLANDERS WAY             AURORA             CO         80017
00000000000000049246      BROWN                109-61 133RD STREET            RICHMOND HILL      NY         11420
00000000000000049545      BROWN                3510 MARLTON PIKE              PENNSAUKEN         NJ         08109
00000000000000050194      BROWN                1501 PRESIDENT STREET          BROOKLYN           NY         11213
00000000000000050453      BROWN                3016S ELATI STREET             ENGLEWOOD          CO         80110
00000000000000049084      BRUCH                475 VIA DEL PLANO              NOVATO             CA         94949
00000000000000049414      BRUNMEIER            1270 LOS MEADOWS DR            LAS VEGAS          NV         89110
00000000000000049016      BRYANT               10 OVERLOOK DRIVE              HILTON             NY         14468
00000000000000050302      BUCCELLA             8472 PALMADA DRIVE             LAS VEGAS          NV         89123
00000000000000050590      BUCHANAN             8613 PATTON RD                 WYNDMOOR           PA         19118
00000000000000049753      BURKE                97 GREENWOOD AVE               PEQUANNOCK         NJ         07440
00000000000000049892      BURKE                122 TREE ROAD                  CENTEREACH         NY         11720
00000000000000050000      BURKS                2532 VINE STREET               DENVER             CO         80205
00000000000000047906      BURMESTER            11 15 BREDDER CT               ELMWOOD PARK       NJ         07407

Loan                    Curr Principal            Orig Principal               Due   Curr Note                   Maturity     Rem
Number                         Balance                   Balance      LTV      Date       Rate      P-1 Pmt        Date      Term
00000000000000049635         55,946.71                 56,100.00      0.76000                       504.39         12/1/15
00000000000000050239         23,458.92                 23,598.00      0.25000                       212.17         12/1/15
00000000000000049798         87,050.35                 88,000.00      0.80000                       676.03         12/1/10
00000000000000050254         11,584.17                 11,750.00      0.68000                       122.63          2/1/11
00000000000000048775         33,027.63                 33,450.00      0.65000                       331.72         11/1/15
00000000000000048681         17,868.45                 18,000.00      0.76000                       182.47         11/1/10
00000000000000050054         31,810.47                 31,906.00      0.80000                       323.43          1/1/11
00000000000000049734         77,843.66                 78,303.00      0.67000                       782.14         12/1/10
00000000000000050368         22,600.00                 22,600.00      0.28000                       291.08          2/1/06
00000000000000050040         20,000.00                 20,000.00      0.14000                       196.84          1/1/11
00000000000000048978         81,251.36                 81,517.00      0.58000                       781.27         11/1/15
00000000000000048709         52,516.30                 53,571.00      0.62000                       527.54         10/1/10
00000000000000049618         56,917.92                 57,267.00      0.69000                       496.62         12/1/15
00000000000000050400        104,558.11                105,000.00      0.38000                       958.27         12/1/15
00000000000000048947         38,603.37                 39,259.00      0.75000                       402.88         11/1/10
00000000000000048863         72,332.49                 72,500.00      0.48000                       628.72         11/1/15
00000000000000049376         16,761.55                 17,000.00      0.43000                       179.58         12/1/10
00000000000000050339         48,000.00                 48,000.00      0.80000                       413.22          2/1/16
00000000000000050272        103,862.23                104,000.00      0.80000                       798.94         12/1/10
00000000000000050214        115,000.00                115,000.00      0.64000                       990.01          2/1/16
00000000000000049361        122,769.28                123,435.00      0.77000                       948.24         12/1/10
00000000000000050193         66,955.00                 66,955.00      0.72000                       674.73          2/1/11
00000000000000048888         47,854.08                 48,000.00      0.66000                       368.74         11/1/10
00000000000000048982         16,555.76                 16,700.00      0.75000                       176.41         11/1/10
00000000000000049264         62,635.74                 62,900.00      0.80000                       565.53         12/1/15
00000000000000049454         21,993.96                 22,253.00      0.80000                       461.83         12/1/00
00000000000000049246         66,445.42                 66,657.00      0.56000                       578.05         12/1/15
00000000000000049545         64,267.30                 65,600.00      0.69000                       813.35         10/1/05
00000000000000050194        107,000.00                107,000.00      0.50000                       921.14          2/1/16
00000000000000050453         45,500.00                 45,500.00      0.45000                       431.94          2/1/11
00000000000000049084         43,665.53                 44,080.00      0.80000                       446.83         11/1/10
00000000000000049414         24,242.22                 25,000.00      0.79000                       316.56         12/1/05
00000000000000049016         35,859.39                 36,000.00      0.76000                       323.67         11/1/15
00000000000000050302         12,698.88                 12,900.00      0.78000                        267.1          2/1/01
00000000000000050590         85,215.00                 85,215.00      0.66000                       715.92          2/1/11
00000000000000049753         84,353.06                 85,000.00      0.50000                       737.12         10/1/15
00000000000000049892         14,953.84                 15,000.00      0.15000                        136.9          1/1/16
00000000000000050000         71,836.38                 71,908.00      0.77000                       623.58          1/1/16
00000000000000047906         61,432.09                 62,000.00      0.44000                       604.49          7/1/15

3/19/96 BANKERS TRUST COMPANY - MORTGAGE SECURITIES TRUST SERVICES PAGE 3 OF 26

ACCOUNT:   796                MORTGAGE LOAN SCHEDULE
ISSUE:     HL9601                HOME LOAN 1996-1

Loan Number               Mortgager Name       Prop. Address                  City               State       Zip
00000000000000050589      BURRUEL              7221S WESTOVER AVE             TUCSON             AZ         85746
00000000000000050013      BUSSIAN              19 NORTH BROWN STREET          GLOUCESTER CITY    NJ         08030
00000000000000048613      BUTLER               113-05 203RD STREET            QUEENS             NY         11412
00000000000000049974      BUTLER               5121 INDIAN TOWN RD            VERNON             NY         13476
00000000000000050393      BUTLER               209 UNION AVE                  UNION BEACH        NJ         07735
00000000000000049883      BUTTNER              36 LAWRENCE DRIVE              HACKETTSTOWN       NJ         07840
00000000000000049645      BYRNES               221 TREADWELL AVE              STATEN ISLAND      NY         10302
00000000000000050310      CADMAN               100 DUNCAN CIRCLE              WARWICK            RI         02886
00000000000000049117      CALAFATI             513 BROAD STREET               CAPE MAY           NJ         08204
00000000000000050473      CALLAHAN             24 FAIRVIEW ST                 ROSLINDALE         MA         02131
00000000000000049199      CAMPBELL             131-79 233RD STREET            LAURELTON          NY         11422
00000000000000049657      CAMPBELL             2405 ROUTE #11A                LAFAYETTE          NY         13084
00000000000000048774      CAMPISI              30 MILBURN RD                  CENTEREACH         NY         11720
00000000000000049039      CANADAY              1151 ALTER WAY                 BROOMFIELD         CO         80020
00000000000000050072      CANNATA              805 STRONGS ROAD               COPIAGUE           NY         11726
00000000000000049233      CANNIE               568 CENTERWOOD STREET          N BABYLON          NY         11704
00000000000000050048      CAPALETY             13525 FALCON HWY               PEYTON             CO         80831
00000000000000048860      CAPONETTO            462 BRONXVILLE ROAD            BRONXVILLE         NY         10708
00000000000000049660      CAPPELLO             202 CLARK AVE                  MAHWAH             NJ         07430
00000000000000049966      CAPUTO               232 AMBER STREET               STATEN ISLAND      NY         10306
00000000000000050033      CARDINAL             412 JERUSALEM ROAD             SCOTCH PLAINS      NJ         07076
00000000000000050123      CARLTON              3081W SUSSEX WAY               FRESNO             CA         93722
00000000000000049590      CARNEY               329E RIDGEWOOD AVE             ABESCON            NJ         08201
00000000000000050158      CARR                 738 TAYLOR DRIVE               FOLCROFT           PA         19032
00000000000000049042      CARROLL              1917 MEADOWBROOK RD            FEASTERVILLE       PA         19053
00000000000000049008      CARTER               52 SHADOWY LANE                WEST MILFORD       NJ         07480
00000000000000050276      CASALE               530 PARKER ST                  NEWARK             NJ         07104
00000000000000049958      CASERTA              6 PELICAN ROAD                 LEVITTOWN          NY         11756
00000000000000049805      CASEY                233 RESERVOIR ST               HOLDEN             MA         01520
00000000000000050136      CASTANZA             124 CORNELL DRIVE              DEPEW              NY         14043
00000000000000050211      CATANIA              60 CHARLESTOWN RD              SNYDER             NY         14226
00000000000000049850      CAVACO               155 OVERFIELD RD               EAST GREENWICH     RI         02818
00000000000000049646      CECCARELLI           6869W SIERRA ST                PEORIA             AZ         85345
00000000000000048755      CERUTTI              212 VAN WORMER DRIVE           GUILDERLAND        NY         12085
00000000000000049091      CETRONE              8 RAYMOND PL                   WEST NEWTON        MA         02165
00000000000000049506      CHAMBERLAIN          HIDDEN LAKE RD                 STODDARD           NH         03464
00000000000000048630      CHAPILLIQUEN         104-44 43RD AVENUE             CORONA             NY         11368
00000000000000049148      CHAUSSE              16 TUNK CITY RD                KILLINGLY          CT         06239
00000000000000049980      CHAVEZ               945 DELPHI DRIVE               LAFAYETTE          CO         80026

Loan                    Curr Principal            Orig Principal               Due   Curr Note                   Maturity     Rem
Number                         Balance                   Balance      LTV      Date       Rate      P-1 Pmt          Date    Term
00000000000000050589         68,000.00                 68,000.00      0.80000                       581.12          2/1/16
00000000000000050013         37,769.20                 38,193.00      0.48000                       348.57         11/1/15
00000000000000048613        102,091.95                102,400.00      0.80000                       888.01         11/1/15
00000000000000049974         43,886.79                 44,000.00      0.62000                       401.56          1/1/16
00000000000000050393         52,111.11                 52,366.00      0.70000                       454.12         12/1/15
00000000000000049883         99,670.77                 99,883.00      0.70000                       847.17         11/1/25
00000000000000049645         54,237.00                 54,300.00      0.47000                       423.31         12/1/25
00000000000000050310         49,470.00                 49,470.00      0.53000                       455.51          2/1/11
00000000000000049117         80,933.85                 81,600.00      0.80000                       739.44          9/1/15
00000000000000050473         27,295.00                 27,295.00      0.80000                       243.66          2/1/16
00000000000000049199        131,200.18                132,000.00      0.80000                       1144.7         12/1/15
00000000000000049657         39,959.57                 40,412.00      0.73000                       368.82         12/1/15
00000000000000048774         42,788.32                 42,842.00      0.46000                       404.96         11/1/15
00000000000000049039         73,859.92                 74,338.00      0.66000                       678.43         11/1/15
00000000000000050072         41,460.76                 41,600.00      0.36000                       406.98          1/1/11
00000000000000049233         74,320.86                 74,842.00      0.62000                       717.29         12/1/15
00000000000000050048         90,000.00                 90,000.00      0.75000                       780.48          1/1/16
00000000000000048860        111,788.99                112,000.00      0.56000                       860.39         11/1/10
00000000000000049660         19,776.16                 20,000.00      0.75000                       205.84         10/1/10
00000000000000049966         55,680.00                 55,680.00      0.27000                       427.74          1/1/11
00000000000000050033         40,553.79                 40,818.00      0.75000                       413.77         11/1/10
00000000000000050123         15,868.58                 16,000.00      0.22000                       199.67          1/1/06
00000000000000049590         89,316.68                 89,600.00      0.80000                       777.01         10/1/15
00000000000000050158         61,786.72                 61,907.00      0.79000                       532.95          1/1/16
00000000000000049042         39,078.61                 39,304.00      0.47000                       353.38         11/1/15
00000000000000049008         24,993.68                 25,327.00      0.80000                       258.25          9/1/10
00000000000000050276         36,592.51                 37,300.00      0.75000                       599.94         12/1/02
00000000000000049958         33,886.92                 34,000.00      0.75000                       305.69          1/1/16
00000000000000049805         96,250.89                 96,641.00      0.68000                       807.75          1/1/16
00000000000000050136         38,500.00                 38,500.00      0.44000                       331.44          2/1/16
00000000000000050211         33,774.00                 33,774.00      0.42000                       330.42          2/1/11
00000000000000049850         89,909.45                 90,083.00      0.67000                        781.2          1/1/16
00000000000000049646         66,000.00                 66,000.00      0.69000                       507.02         12/1/10
00000000000000048755         65,803.50                 66,360.00      0.41000                       653.09         11/1/10
00000000000000049091         43,297.92                 43,500.00      0.26000                       377.23         11/1/15
00000000000000049506         19,778.42                 20,000.00      0.41000                       253.25         12/1/05
00000000000000048630         93,017.70                 93,616.00      0.56000                       872.02         11/1/15
00000000000000049148         79,771.80                 80,000.00      0.80000                       637.38         11/1/25
00000000000000049980         27,185.71                 27,190.00      0.80000                       218.59          1/1/11

3/19/96 BANKERS TRUST COMPANY - MORTGAGE SECURITIES TRUST SERVICES PAGE 4 OF 26

ACCOUNT:   796                MORTGAGE LOAN SCHEDULE
ISSUE:     HL9601                HOME LOAN 1996-1

Loan Number               Mortgager Name       Prop. Address                  City               State       Zip
00000000000000049327      CHERRE               144 FONTAINE DR                BUFFALO            NY         14215
00000000000000050118      CHMELA               305 BENTLEY COURT              BREWSTER           NY         10509
00000000000000050289      CHRIST               4761S MEADE STREET             LITTLETON          CO         80123
00000000000000049580      CHRISTENSEN          2610 100TH PLACE               DENVER             CO         80221
00000000000000050238      CICCONE              24 HANOVER AVE                 WHIPPANY           NJ         07981
00000000000000050395      CINELLI              249 RIVER LAWN DRIVE           WAYNE              NJ         07470
00000000000000048762      CLARDY               294E CLINTON AVE               ROOSEVELT          NY         11575
00000000000000049455      CLARK                10103S PINEDALE DRIVE          CONIFER            CO         80433
00000000000000050010      CLARK                689 CENTER AVE                 RIVER EDGE         NJ         07661
00000000000000049224      CLAY                 5318E ANDREW ST                TUCSON             AZ         85711
00000000000000050161      CLAY                 21 CLARKSON AVE                BROOKLYN           NY         11226
00000000000000049842      CLIFF                79 BRETWOOD LANE               CENTERVILLE        MA         02632
00000000000000049443      CLIFFORD             5 CEDAR STREET                 LAUREL             NY         11948
00000000000000050352      CLIFTON              5937 VEGA RD                   COLLBRAN           CO         81624
00000000000000050110      COCCARO              1080E OAK ROAD                 VINELAND           NJ         08360
00000000000000049602      COELHO               36 CATALPA AVE                 RIVERSIDE          RI         02915
00000000000000048925      COLBY                40 LINCOLN ST                  SLOATSBURG         NY         10974
00000000000000048761      COLE                 355 KEENE RD                   ANTRIM             NH         03440
00000000000000048729      COLEMAN              1630 67TH AVENUE               PHILADELPHIA       PA         19126
00000000000000049772      COLEMAN              200 CLUBHOUSE DRIVE            WILLINGBORO        NJ         08046
00000000000000049786      COLEMAN              1314 DRIFT ROAD                WESTPORT           MA         02790
00000000000000050571      COLLIER              223 PIEDMONT AVE               HAMPTON            VA         23661
00000000000000050146      COLLMAR              4427E CAREY AVENUE             LAS VEGAS          NV         89115
00000000000000049983      COOPER               81 BUTLER STREET               NEW HAVEN          CT         06511
00000000000000049984      COPELAND             2000 CEDARWOOD LANE            SUFFOLK            VA         23434
00000000000000049680      CORAZZARI            38 TREMONT STREET              KINGSTON           MA         02364
00000000000000049546      CORDASCO             2310 BERT AVE                  POINT PLEASANT     NJ         08742
00000000000000049856      COREY                13655 STONEY BROOK DR          RENO               NV         89511
00000000000000050191      CORR                 DEAN MILLS ROAD                EAST DURHAM        NY         12423
00000000000000050414      CORSON               3810 BITTERN CT                RENO               NV         89506
00000000000000049567      CORTEZ               186-16 JORDAN AVE              HOLLIS             NY         11412
00000000000000047447      COTTINGHAM           1117E JOHNSON STREET           PHILADELPHIA       PA         19138
00000000000000049782      COUGHLIN             724 FERNDELL DR                ELMIRA             NY         14905
00000000000000049903      COULSON              337 WOODWARD AVE               MCKEES ROCKS       PA         15136
00000000000000048165      COVEY                1122E FERN DRIVE SOUTH         PHOENIX            AZ         85014
00000000000000049706      COX                  2495 AMBER DRIVE               LOVELAND           CO         80537
00000000000000049533      CRAFT                6218 CALLOWHILL ST             PHILADELPHIA       PA         19151
00000000000000049463      CREWS                155 KEIBER CT                  STATEN ISLAND      NY         10314
00000000000000048794      CUMMINGS             535S MELVILLE ST               PHILADELPHIA       PA         19143

Loan                    Curr Principal            Orig Principal               Due   Curr Note             Maturity       Rem
Number                         Balance                   Balance      LTV      Date       Rate   P-1 Pmt       Date      Term
00000000000000049327         17,452.55                 17,537.00      0.21000                      172.6     12/1/10
00000000000000050118         67,000.00                 67,000.00      0.55000                     533.81      2/1/11
00000000000000050289         81,995.00                 81,995.00      0.59000                     673.14      2/1/16
00000000000000049580         27,673.73                 27,700.00      0.70000                     261.83     12/1/15
00000000000000050238         47,858.21                 48,000.00      0.72000                     486.57     12/1/10
00000000000000050395         86,326.65                 86,400.00      0.80000                     663.73     12/1/10
00000000000000048762         26,825.36                 27,996.00      0.46000                      354.5     11/1/05
00000000000000049455         44,752.51                 45,000.00      0.33000                     442.87     12/1/10
00000000000000050010         53,800.38                 54,030.00      0.80000                     485.78     11/1/15
00000000000000049224         39,278.93                 40,000.00      0.63000                     521.99     11/1/05
00000000000000050161        116,000.00                116,000.00      0.63000                     932.53      2/1/11
00000000000000049842         86,944.63                 87,190.00      0.79000                      669.8      1/1/11
00000000000000049443         84,208.48                 84,500.00      0.70000                     759.73     12/1/15
00000000000000050352         25,950.00                 25,950.00      0.49000                     226.03      2/1/16
00000000000000050110         22,833.75                 23,000.00      0.76000                     233.15     11/1/10
00000000000000049602         79,717.04                 79,983.00      0.78000                     696.01     12/1/10
00000000000000048925         90,159.16                 90,351.00      0.58000                     824.57     11/1/15
00000000000000048761         61,021.90                 61,500.00      0.65000                     516.68     11/1/10
00000000000000048729         50,965.02                 51,200.00      0.80000                     460.34     11/1/15
00000000000000049772         32,280.29                 32,495.00      0.80000                     292.16     11/1/15
00000000000000049786         42,000.00                 42,000.00      0.65000                     381.06      1/1/10
00000000000000050571         44,800.00                 44,800.00      0.80000                     435.67      2/1/11
00000000000000050146         20,906.08                 21,000.00      0.71000                     212.88      1/1/11
00000000000000049983         24,416.58                 24,568.00      0.61000                     213.06      1/1/16
00000000000000049984         55,910.30                 56,000.00      0.76000                     503.49      1/1/16
00000000000000049680         39,473.06                 39,630.00      0.80000                     356.31     12/1/15
00000000000000049546         97,052.63                 97,600.00      0.80000                     877.51     10/1/15
00000000000000049856         69,870.63                 70,000.00      0.70000                     629.36      1/1/16
00000000000000050191         28,000.00                 28,000.00      0.38000                     282.17      2/1/11
00000000000000050414         21,000.00                 21,000.00      0.18000                     253.57      2/1/06
00000000000000049567        111,723.97                112,000.00      0.80000                     971.26     12/1/15
00000000000000047447         62,339.00                 62,500.00      0.70000                     609.37      8/1/15
00000000000000049782         29,905.11                 30,000.00      0.50000                     312.37      1/1/11
00000000000000049903         37,308.93                 37,600.00      0.80000                     465.99      1/1/06
00000000000000048165         59,721.12                 60,000.00      0.80000                     543.71     10/1/15
00000000000000049706         17,905.12                 18,000.00      0.74000                     182.47     12/1/10
00000000000000049533         29,979.25                 30,050.00      0.79000                     230.85     12/1/10
00000000000000049463         20,302.70                 21,000.00      0.75000                     212.88     12/1/10
00000000000000048794         16,883.98                 17,000.00      0.26000                     186.87     11/1/10

3/19/96 BANKERS TRUST COMPANY - MORTGAGE SECURITIES TRUST SERVICES PAGE 5 OF 26

ACCOUNT:   796                MORTGAGE LOAN SCHEDULE
ISSUE:     HL9601                HOME LOAN 1996-1

Loan Number               Mortgager Name       Prop. Address                  City               State       Zip
00000000000000049066      CURLEY               34 BIRCH RD                    WESTFORD           MA         01886
00000000000000049508      CUTLER               5127S OSCEOLA ST               LITTLETON          CO         80123
00000000000000049777      CYCKOWSKI            40 SEARING AVE                 HARRISON           NJ         07029
00000000000000049311      CYWINSKI             115 ROSEBERRY STREET           PHILADELPHIA       PA         19148
00000000000000049191      DACHOWSKI            8025 ENGLISH CREEK AVE         EGGHARBOR TOWNS    NJ         08234
00000000000000049561      DAILEY               8 CROSS STREET                 SCHODACK           NY         12033
00000000000000049784      DANDREA              2306 FOWLER ST                 N BELLMORE         NY         11710
00000000000000049147      DANFORTH             13 STARBROOK DRIVE             BARRINGTON         RI         02806
00000000000000050002      DANIELS              3455 ERVA STREET #223          LAS VEGAS          NV         89117
00000000000000050628      DANNUCCI             15 IRVING PLACE                NEWTON             NJ         07860
00000000000000050224      DANSAVAGE            12 BIG MINE RUN                ASHLAND            PA         17921
00000000000000050584      DARNELL              1459 MILWAUKEE ST              DENVER             CO         80203
00000000000000048897      DASILVA              1060E 219TH STREET             BRONX              NY         10469
00000000000000048623      DAVERMANN            116-42 230TH STREET            CAMBRIA HEIGHTS    NY         11411
00000000000000048874      DAVIS                555 FORDHAM AVE                BURLINGTON         NJ         08016
00000000000000049223      DAVIS                459 CHRISTOPHER AVE            BROOKLYN           NY         11212
00000000000000049457      DAVIS                2444S LAREDO STREET            AURORA             CO         80013
00000000000000049583      DAVIS                129 HUMBELOT ST                TRENTON            NJ         08618
00000000000000049826      DAVIS                84 CEDAR ST                    RONKONKOMA         NY         11779
00000000000000049451      DE WITT              1124 BUCHANAN RD               ANTIOCH            CA         94509
00000000000000048887      DEAN                 2108W DAHLIA                   PHOENIX            AZ         85029
00000000000000048951      DEAUSSAUSRE          118-39 221ST STREET            CAMBRIA HEIGHTS    NY         11411
00000000000000049943      DEBROCK              19 ALBERT ST                   POMPTON LAKES      NJ         07442
00000000000000050630      DEKLERK              1692E WHEAT ROAD               VINELAND           NJ         08360
00000000000000049015      DELEO                97-27 WOODHAVEN BLVD           OZONE PARK         NY         11416
00000000000000049781      DELGRANDE            84 CHARLES STREET              JERSEY CITY        NJ         07307
00000000000000049959      DEPALO               345 LAMOKA AVE                 STATEN ISLAND      NY         10312
00000000000000049197      DI MASCIO            902 CLARK CIRCLE               FLEMINGTON         NJ         08822
00000000000000049445      DIBUO                49 RED LION RD                 HENRIETTA          NY         14467
00000000000000049190      DICARLI              99 KING STREET                 DORCHESTER         MA         02122
00000000000000049568      DICKERSON            114 CAMP WINSOKI RD            RENSSELAERVILLE    NY         12147
00000000000000049019      DIDES                7326 RECOVERY RD               NIAGARA FALLS      NY         14304
00000000000000050299      DIGUISEPPE           10 HERSCHEL STREET             PROVIDENCE         RI         02909
00000000000000050597      DILELLO              145 MEADOW ST                  GARDEN CITY        NY         11530
00000000000000050177      DILL                 2948 WASHINGTON ROAD           SAYREVILLE         NJ         08859
00000000000000049026      DISERIO              7723 GALLANT CIRCLE            LAS VEGAS          NV         89117
00000000000000048746      DOBBINS              507 CROZER AVE                 NATIONAL PARK      NJ         08063
00000000000000049904      DOOKIE               133-32 117TH STREET            SOUTH OZONE PAR    NY         11420
00000000000000048741      DORFLAUFER           59 HAVENWOOD DR                LIVINGSTON         NJ         07039

Loan                    Curr Principal            Orig Principal               Due   Curr Note               Maturity       Rem
Number                         Balance                   Balance      LTV      Date       Rate  P-1 Pmt          Date      Term
00000000000000049066       41,792.35                 42,038.00      0.38000                     377.96         11/1/15
00000000000000049508       59,887.34                 60,140.00      0.80000                     540.71         12/1/15
00000000000000049777       97,157.37                 97,957.00      0.73000                     849.48         11/1/15
00000000000000049311       39,810.94                 40,000.00      0.67000                      427.4         12/1/10
00000000000000049191       60,829.77                 61,000.00      0.71000                     562.64         10/1/15
00000000000000049561       64,627.24                 65,000.00      0.60000                     563.68         12/1/15
00000000000000049784       96,880.82                 97,000.00      0.59000                     841.18          1/1/16
00000000000000049147       82,332.01                 83,000.00      0.55000                     757.49         11/1/15
00000000000000050002       30,884.28                 31,000.00      0.41000                     314.24          1/1/11
00000000000000050628       75,522.98                 75,939.00      0.67000                     747.36         12/1/10
00000000000000050224       41,284.72                 41,432.00      0.77000                      359.3          1/1/16
00000000000000050584       27,800.00                 27,800.00      0.24000                     270.35          2/1/11
00000000000000048897       24,754.55                 25,000.00      0.77000                     253.42         11/1/10
00000000000000048623       48,853.44                 49,245.00      0.31000                     484.65         11/1/10
00000000000000048874       34,747.46                 35,159.00      0.80000                     363.97          9/1/10
00000000000000049223       85,773.45                 86,000.00      0.75000                     784.87         12/1/15
00000000000000049457       69,715.84                 70,000.00      0.75000                     688.91         12/1/10
00000000000000049583       14,514.38                 14,632.00      0.76000                     150.59         10/1/10
00000000000000049826       54,941.83                 55,000.00      0.61000                     422.52          1/1/11
00000000000000049451       28,590.44                 28,756.00      0.75000                      291.5         12/1/10
00000000000000048887       34,332.19                 34,789.00      0.80000                     352.65         11/1/10
00000000000000048951      135,877.07                136,000.00      0.80000                    1083.54         12/1/25
00000000000000049943      107,507.56                108,000.00      0.80000                     936.57         11/1/15
00000000000000050630       71,286.62                 71,738.00      0.62000                     622.11         12/1/15
00000000000000049015       82,828.44                 83,000.00      0.44000                     703.98         11/1/25
00000000000000049781       19,718.52                 19,793.00      0.80000                     177.96         11/1/15
00000000000000049959       42,393.58                 42,500.00      0.45000                     430.82          1/1/11
00000000000000049197       88,671.63                 90,350.00      0.65000                     916.39         10/1/10
00000000000000049445       53,404.04                 53,700.00      0.71000                     544.35         12/1/10
00000000000000049190       56,351.21                 56,853.00      0.45000                     607.48         11/1/10
00000000000000049568       87,291.99                 87,500.00      0.70000                     861.14          1/1/11
00000000000000049019       33,618.60                 33,676.00      0.73000                     270.73         11/1/10
00000000000000050299       25,000.00                 25,000.00      0.57000                     244.58          2/1/11
00000000000000050597      296,776.00                296,776.00      0.75000                    2175.57          2/1/11
00000000000000050177       99,785.81                100,000.00      0.78000                      867.2         12/1/15
00000000000000049026       28,695.69                 28,989.00      0.80000                     260.64         11/1/15
00000000000000048746       75,807.54                 76,000.00      0.80000                     603.33          9/1/10
00000000000000049904       19,824.78                 20,057.00      0.80000                     180.33          1/1/16
00000000000000048741      188,397.64                190,000.00      0.54000                     1691.2          9/1/15

3/19/96 BANKERS TRUST COMPANY - MORTGAGE SECURITIES TRUST SERVICES PAGE 6 OF 26

ACCOUNT:   796                MORTGAGE LOAN SCHEDULE
ISSUE:     HL9601                HOME LOAN 1996-1

Loan Number               Mortgager Name       Prop. Address                  City               State       Zip
00000000000000048624      DOWNEY               57 FOREST MEADOW TRAIL         ROCHESTER          NY         14624
00000000000000049108      DRACE                37 STATE STREET                NEW ROCHELLE       NY         10801
00000000000000048989      DRAKE                6969 GRANGER POINT             NAPLES             NY         14512
00000000000000049947      DRAKE                117 GREENRIDGE DR              MANLIUS            NY         13104
00000000000000049766      DREVOJAN             673 ELM AVENUE                 SELKIRK            NY         12158
00000000000000049080      DUDLEY               9601 CITYVIEW DRIVE            MORRISON           CO         80465
00000000000000049705      DUFEL                4256 STATE HIGHWAY #30         AMSTERDAM          NY         12010
00000000000000050042      DUFFY                9 JOHN STREET                  BAYSHORE           NY         11706
00000000000000049730      DUFUR                8180E 123RD AVE                BRIGHTON           CO         80601
00000000000000049119      DUGAN                2806 HURLEY POND RD            WALL               NJ         07719
00000000000000049993      DUGGAN               216 SHORE BLVD                 SLATE HILL         NY         10973
00000000000000050614      DULASKY              103 PATTON AVE                 EAST SYRACUSE      NY         13027
00000000000000050197      DUNCAN               838SW308TH STREET              FEDERAL WAY        WA         98023
00000000000000048968      DUSCHL               156 BEACHWOOD ROAD             PARSIPPANY         NJ         07054
00000000000000047303      EDWARD               18 CRESCENT ST                 WARREN             RI         02885
00000000000000049541      EIB                  265 HOMECREST AVE              TRENTON            NJ         08638
00000000000000048949      ELIANOR              190 66 111TH ROAD              HOLLIS             NY         11412
00000000000000048809      ELLINGTON            243 MAGNOLIA AVE               ABSEON             NJ         08201
00000000000000048985      ERB                  212 DEB LANE                   WARMINISTER        PA         18974
00000000000000049301      ERDMAN               7 HOWE COURT                   CORAM              NY         11727
00000000000000049324      ESTRADA              306 SANTA CRUZ ST              MADERA             CA         93637
00000000000000050665      ESTRADA              6891 KEARNEY ST                COMMERCE CITY      CO         80022
00000000000000050182      ETHERTON             1234 SHILOH PIKE               BRIDGETON          NJ         08302
00000000000000050467      EUCKER               1041 ELBERT AVENUE             LOVELAND           CO         80537
00000000000000048733      EVANS                7514 WALNUT LANE               PHILADELPHIA       PA         19138
00000000000000048814      EVANS                329 LIVINGSTON STREET          WESTFIELD          NJ         07090
00000000000000050332      EVANS                16 MORGAN STREET               PROVIDENCE         RI         02907
00000000000000050026      EVERETT              4401 SATINWOOD DRIVE           LAS VEGAS          NV         89117
00000000000000050374      EXNER                728 OLD MEDFORD AVE            MEDFORD            NY         11763
00000000000000049275      FABINO               87 MONTVUE ST                  PITTSFIELD         MA         01201
00000000000000049308      FALCIONI             34 BEECHWWOD DR                ANSONIA            CT         06401
00000000000000049987      FANNON               5377 STIRRUP STREET            LAS VEGAS          NV         89119
00000000000000049595      FARR                 27 MAXWELL ROAD                LATHAM             NY         12110
00000000000000048931      FASNACHT             616N MARY STREET               LANCASTER          PA         17603
00000000000000049938      FASSINO              7851W 4TH AVENUE               LAKEWOOD           CO         80226
00000000000000049982      FATEHI               19737E PRINCETON PL            AURORA             CO         80013
00000000000000050511      FAULKNER             325 LENOX AVE                  SOUTH ORANGE       NJ         07079
00000000000000048861      FAVARA               517E OLIVE STREET              LONG BEACH         NY         11561
00000000000000049408      FELDMAN              1341E ROCKLEDGE RD             PHOENIX            AZ         85048

Loan                    Curr Principal            Orig Principal               Due   Curr Note                  Maturity    Rem
Number                         Balance                   Balance      LTV      Date       Rate      P-1 Pmt         Date   Term
00000000000000048624        56,410.20                 56,706.00      0.80000                      519.36         11/1/15
00000000000000049108       126,686.49                127,000.00      0.77000                     1101.34         12/1/15
00000000000000048989        82,295.70                 82,570.00      0.48000                      716.04         11/1/15
00000000000000049947        52,636.52                 52,800.00      0.80000                      519.64          1/1/11
00000000000000049766        43,900.22                 44,444.00      0.47000                      645.38          1/1/06
00000000000000049080        42,543.87                 43,198.00      0.79000                      388.39         11/1/15
00000000000000049705        47,884.88                 48,000.00      0.80000                       472.4          1/1/11
00000000000000050042        11,958.15                 12,000.00      0.18000                      121.65          1/1/11
00000000000000049730        40,617.16                 40,786.00      0.67000                      411.32         12/1/15
00000000000000049119        43,198.42                 43,499.00      0.67000                       450.3          9/1/10
00000000000000049993        48,561.41                 48,709.00      0.34000                      374.19          1/1/11
00000000000000050614        28,159.00                 28,159.00      0.40000                      273.84          2/1/11
00000000000000050197        69,445.44                 69,598.00      0.80000                      593.03          1/1/16
00000000000000048968        55,595.65                 56,415.00      0.34000                      571.87          9/1/10
00000000000000047303        92,759.09                 94,218.00      0.79000                      1011.9          8/1/10
00000000000000049541        66,882.91                 67,500.00      0.75000                      698.76         10/1/10
00000000000000048949       114,218.73                114,561.00      0.70000                      912.74         11/1/25
00000000000000048809        73,736.33                 74,300.00      0.57000                      673.29          9/1/15
00000000000000048985        79,784.74                 80,000.00      0.61000                      730.11         11/1/15
00000000000000049301        26,289.09                 27,000.00      0.61000                      555.91         12/1/00
00000000000000049324        45,296.29                 45,600.00      0.80000                      445.31         12/1/10
00000000000000050665        54,194.00                 54,194.00      0.65000                      447.42          2/1/26
00000000000000050182        74,898.78                 75,200.00      0.80000                      652.13         12/1/15
00000000000000050467        33,000.00                 33,000.00      0.64000                       344.4          2/1/11
00000000000000048733        44,465.24                 45,000.00      0.75000                      461.79         11/1/10
00000000000000048814        46,940.18                 47,020.00      0.63000                       423.1          9/1/10
00000000000000050332        21,000.00                 21,000.00      0.28000                      197.67          2/1/11
00000000000000050026        31,056.21                 31,188.00      0.79000                      316.15          1/1/11
00000000000000050374        54,523.00                 54,523.00      0.36000                      511.44          2/1/16
00000000000000049275        22,413.02                 22,616.00      0.29000                      303.91         12/1/05
00000000000000049308        59,224.20                 59,615.00      0.48000                      516.98         12/1/15
00000000000000049987        34,008.44                 34,119.00      0.61000                      345.86          1/1/11
00000000000000049595       124,721.20                124,800.00      0.80000                      981.81         12/1/25
00000000000000048931        48,504.25                 48,800.00      0.80000                      423.19         11/1/15
00000000000000049938        26,489.88                 26,576.00      0.80000                       269.4          1/1/11
00000000000000049982        79,943.68                 80,000.00      0.77000                      614.57          1/1/11
00000000000000050511       120,301.94                121,000.00      0.70000                     1011.34         12/1/15
00000000000000048861        54,895.25                 55,000.00      0.69000                      519.88         11/1/15
00000000000000049408        93,792.28                 93,793.00      0.65000                      843.28         12/1/15

3/19/96 BANKERS TRUST COMPANY - MORTGAGE SECURITIES TRUST SERVICES PAGE 7 OF 26

ACCOUNT:   796                MORTGAGE LOAN SCHEDULE
ISSUE:     HL9601                HOME LOAN 1996-1



Loan Number               Mortgager Name       Prop. Address                  City               State       Zip
00000000000000049550      FELTMANN             254 LABOUNNTY TRAIL            PORT MURRAY        NJ         07865
00000000000000048830      FERDINANDSEN         39 HUNT FARM RD                WACCABUC           NY         10597
00000000000000049204      FERRIS               213 PINE STREET                PEEKSKILL          NY         10566
00000000000000049062      FINNEGAN             BALD MOUNTAIN RD               OQUOSSOC           ME         04964
00000000000000049557      FINNEGAN             1796 MAIN ST                   KEESEVILLE         NY         12944
00000000000000049271      FINUCANE             49 OWENS BROOK BLVD            SIMSBURY           CT         06070
00000000000000049252      FIRETTO              64 BELLEVIEW AVE               SOUTHINGTON        CT         06489
00000000000000049877      FIRLEIN              28 LONGHILL AVE                WASHINGTON         NJ         07882
00000000000000048963      FITZSIMONS           222 BEARFORT ROAD              WEST MILFORD       NJ         07480
00000000000000050543      FLINT                551 PLEASANT VALLEY RD         POTSDAM            NY         13676
00000000000000048937      FLORES               12361E THUNDERHEAD RANCH RD    TUCSON             AZ         85747
00000000000000049712      FLORES               23 AIKEN STREET                NORWALK            CT         06851
00000000000000048849      FLOWERS              205 16 112TH ROAD              HOLLIS             NY         11412
00000000000000050062      FOLEY                27 COBBLESTONE RD              EASTON             MA         02356
00000000000000048912      FONSECA              2621 CHERYL WAY                SACRAMENTO         CA         95832
00000000000000048871      FOURNIER             26 CHESTNUT ST                 ATTLEBORO          MA         02703
00000000000000049589      FRANCESCONI          954 SEWELL AVE                 CAPE MAY           NJ         08204
00000000000000049461      FRANTZ               44 CAMBRIA ST                  LANCASTER          NY         14086
00000000000000049821      FREEMAN              156E WALNUT LANE               PHILADELPHIA       PA         19144
00000000000000049373      FREY                 7668 GREENBUSH RD              AKRON              NY         14001
00000000000000049634      FRIEDLAND            2542S BISMARK                  NORTH BELLMORE     NY         11710
00000000000000050648      FRISTIC              25 MADISON ST                  WILKES BARRE       PA         18705
00000000000000049360      FRYBERGER            103 ATLAS DR                   NEW CASTLE         DE         19720
00000000000000049344      FULEP                221 CEDAR AVENUE               ISLIP              NY         11751
00000000000000048813      FULLER               BOX 108                        DOWNSVILLE         NY         13755
00000000000000049023      FUNKENBUSCH          1327 ARALIA CT                 LOVELAND           CO         80538
00000000000000050673      FURIA                138 ALBERT ST                  CRANSTON           RI         02905
00000000000000050003      GAC                  212 PINEGROVE AVENUE           ROCHESTER          NY         14617
00000000000000049774      GAGLIANO             332 FOURTH STREET              SADDLE BROOK       NJ         07663
00000000000000048778      GAHM                 5311W 72ND DRIVE               ARVADA             CO         80003
00000000000000050603      GALAMBACK            4818S XENOPHON ST              MORRISON           CO         80465
00000000000000050260      GALLAGHER            3244E 115TH AVENUE             THORNTON           CO         80233
00000000000000049438      GALLANT              49 ROSELAND AVE                WEST SPRINGFIEL    MA         01089
00000000000000050516      GALLEGOS             129 WALTON ST                  ENGLEWOOD          NJ         07631
00000000000000050435      GALLOP               2213 HEAVENLY VIEW DR          HENDERSON          NV         89014
00000000000000049184      GARCIA               699 SALEM AVE                  ELIZABETH          NJ         07208
00000000000000050269      GARDNER              71 HIGHLAND DRIVE              BARNEGAT           NJ         08005
00000000000000050087      GARLOW               837 BALTHROPE RD               NEWPORT NEWS       VA         23608
00000000000000050049      GARNER               2816 ORCHARD AVENUE            GRAND JUNCTION     CO         81501

                              Curr          Orig                     Curr
                         Principal     Principal               Due   Note             Maturity    Rem
Loan Number                Balance       Balance       LTV     Date  Rate    P-1 Pmt      Date   Term
00000000000000049550     28,093.15     28,700.00      0.74000                 365.12   10/1/05
00000000000000048830    126,730.75    127,000.00      0.45000                 975.63   11/1/10
00000000000000049204     49,713.66     50,000.00      0.45000                  433.6   12/1/15
00000000000000049062     66,296.00     66,296.00      0.51000                 532.96   11/1/10
00000000000000049557     53,467.44     53,600.00      0.80000                 464.82   12/1/15
00000000000000049271     36,571.66     36,954.00      0.61000                 332.25   12/1/15
00000000000000049252     76,549.91     77,000.00      0.59000                 667.74   11/1/15
00000000000000049877    196,035.62    196,548.00      0.74000                1581.47   11/1/10
00000000000000048963     98,630.05     98,930.00      0.70000                 785.36    9/1/10
00000000000000050543     85,000.00     85,000.00      0.77000                  726.4    2/1/16
00000000000000048937     21,014.99     21,704.00      0.80000                 220.01   11/1/10
00000000000000049712    118,125.80    118,544.00      0.64000                 953.83   12/1/10
00000000000000048849     54,665.55     55,000.00      0.42000                 476.96   11/1/15
00000000000000050062     34,161.52     34,298.00      0.73000                 347.67    1/1/11
00000000000000048912     61,816.82     62,400.00      0.80000                 541.13   11/1/15
00000000000000048871     40,237.59     40,559.00      0.70000                 445.83   11/1/10
00000000000000049589     37,689.88     38,319.00      0.20000                 388.43   10/1/10
00000000000000049461     49,151.27     49,346.00      0.70000                 443.67   12/1/15
00000000000000049821     37,457.59     37,600.00      0.80000                 326.07    1/1/16
00000000000000049373     43,516.17     43,819.00      0.50000                 431.25   12/1/10
00000000000000049634    110,585.97    110,600.00      0.66000                 947.95   12/1/15
00000000000000050648     42,700.00     42,700.00      0.70000                 445.63    2/1/11
00000000000000049360     44,716.92     45,000.00      0.73000                 475.35   12/1/10
00000000000000049344     25,824.40     26,000.00      0.80000                 263.56   12/1/10
00000000000000048813     35,820.09     36,400.00      0.70000                 460.91   11/1/05
00000000000000049023     34,609.75     35,000.00      0.75000                 438.46   11/1/05
00000000000000050673    188,000.00    188,000.00      0.90000                 1282.5    2/1/26
00000000000000050003     80,681.93     80,800.00      0.80000                 700.69    1/1/16
00000000000000049774     33,235.06     33,471.00      0.64000                 311.78   11/1/15
00000000000000048778     29,758.41     30,000.00      0.68000                 304.11   11/1/10
00000000000000050603     12,317.00     12,317.00      0.80000                 154.64    2/1/06
00000000000000050260     20,249.00     20,249.00      0.80000                 255.31    2/1/06
00000000000000049438     67,992.68     68,000.00      0.80000                 510.87   12/1/25
00000000000000050516     28,498.02     28,800.00      0.80000                 364.68   12/1/05
00000000000000050435     57,500.00     57,500.00      0.48000                 491.39    2/1/16
00000000000000049184     15,723.11     15,900.00      0.77000                  164.6    9/1/10
00000000000000050269     55,146.20     55,241.00      0.50000                 529.44   12/1/15
00000000000000050087     23,865.40     24,000.00      0.68000                 313.19    1/1/06
00000000000000050049     26,415.19     26,502.00      0.80000                 238.28    1/1/16

3/19/96 BANKERS TRUST COMPANY - MORTGAGE SECURITIES TRUST SERVICES PAGE 8 OF 26

ACCOUNT:   796                MORTGAGE LOAN SCHEDULE
ISSUE:     HL9601                HOME LOAN 1996-1



Loan Number               Mortgager Name       Prop. Address                  City               State       Zip
00000000000000050518      GASKILL              37 FOREST CT                   TABERNACLE         NJ         08088
00000000000000048801      GATLIN               4801 PATTERSON DRIVE           DIAMOND SPRINGS    CA         95619
00000000000000050546      GAUDINO              223 BASSWOOD DR                MIDDLETOWN         CT         06457
00000000000000049188      GAUDREAU             18 LIVERMORE AVENUE            STATEN ISLAND      NY         10302
00000000000000049581      GEGLER               RD 1 BOX 434 RTE 168           MOHAWK             NY         13407
00000000000000048677      GELLING              3862 KEILY DRIVE               SEAFORD            NY         11783
00000000000000050517      GENOVESE             16 SHAWONDASSEE RD             HIGHLAND LAKES     NJ         07422
00000000000000050432      GEORGE               4673S LOGAN STREET             ENGLEWOOD          CO         80110
00000000000000050335      GERASIMOPOULOS       10 ROBERTSON DRIVE             PEARL RIVER        NY         10965
00000000000000050405      GERBASIO             25 COLUMBIA AVE                KEARNEY            NJ         07032
00000000000000049051      GERSTENBERG          263W BEIL AVENUE               NAZARETH           PA         18064
00000000000000048712      GHANSIAM             102-09 187TH STREET            HOLLIS             NY         11423
00000000000000049396      GIACOVELLI           19 MASSEY STREET               LODI               NJ         07644
00000000000000049917      GIANNOTTI            23 LOFT RD                     SMITHTOWN          NY         11787
00000000000000049192      GIBSON               1136 DELSEA DRIVE              WESTVILLE          NJ         08093
00000000000000048950      GILBERT              RD#1 BOX 145A                  UNADILLA           NY         13849
00000000000000049287      GILBERT              21 JORDAN STREET               BROCKTON           MA         02402
00000000000000048749      GILL                 155 DELAWARE AVE               DUMONT             NJ         07628
00000000000000048288      GLASS                2204 MONACO PKY                DENVER             CO         80207
00000000000000049274      GLAVIN               41 HOVEY LANE                  QUINCY             MA         02171
00000000000000049575      GLOVER               4910 GREENLEIGH RD             RICHMOND           VA         23223
00000000000000049776      GOETASKI             116 EVERGREEN AVE              VILLAS             NJ         08251
00000000000000049521      GOHN                 620- 624 S FOURTEENTH ST       COLUMBIA           PA         17512
00000000000000049874      GOINS                4 AGONQUIN TER                 ENGLISHTOWN        NJ         07726
00000000000000049499      GOLDING              1615 8TH AVENUE                WATERVLIET         NY         12189
00000000000000050333      GOLDYS               20 WOODS GROVE RD              SHELTON            CT         06484
00000000000000050404      GOLL                 319 O DONNELL LANE             CINNAMINSON        NJ         08077
00000000000000050267      GONCALVES            4 DORSET LANE                  HUNTINGTON STAT    NY         11746
00000000000000049992      GONZALEZ             4712 LAKESTREAM AVE            LAS VEGAS          NV         89110
00000000000000049177      GOODALL              3525 WHITE CHAPEL RD           BALTIMORE          MD         21215
00000000000000050008      GOODMAN              401 JACKSONVILLE ROAD          MT HOLLY           NJ         08060
00000000000000050273      GORDON               104 HIGHLAND TR                DENVILLE           NJ         07834
00000000000000050217      GORMAN               BOX 367A WARD LANE             SCHOHARIE          NY         12157
00000000000000050446      GORMAN               144 PAPSCOE ROAD               HEWITT             NJ         07421
00000000000000050038      GOULBOURNE           63W LEE STREET                 ROOSEVELT          NY         11575
00000000000000049369      GOVENETTIO           13 FREDRO ST                   BUFFALO            NY         14206
00000000000000048748      GRABINER             1376 HUDSON RD                 TEANECK            NJ         07666
00000000000000050376      GRAMPS               22 LAS PLUMAS WAY              OROVILLE           CA         95966
00000000000000048674      GRAY                 5314 CHEW STREET               PHILADELPHIA       PA         19138

                              Curr          Orig                     Curr
                         Principal     Principal               Due   Note             Maturity    Rem
Loan Number                Balance       Balance       LTV     Date  Rate    P-1 Pmt      Date   Term
00000000000000050518     44,228.55     44,295.00      0.80000                 398.25   12/1/15
00000000000000048801     79,687.33     80,000.00      0.75000                 730.11   11/1/15
00000000000000050546     11,808.00     11,808.00      0.09000                 145.71    2/1/06
00000000000000049188     54,309.51     54,700.00      0.48000                 517.05   12/1/15
00000000000000049581     66,333.89     67,000.00      0.63000                 581.02   12/1/15
00000000000000048677     37,640.06     38,816.00      0.71000                 506.53   11/1/05
00000000000000050517    115,130.12    115,200.00      0.80000                 884.98   12/1/10
00000000000000050432     75,000.00     75,000.00      0.75000                 622.21    2/1/16
00000000000000050335     60,765.00     60,765.00      0.80000                 542.43    2/1/16
00000000000000050405     32,423.34     32,621.00      0.64000                 330.67   12/1/10
00000000000000049051    122,392.75    122,597.00      0.67000                  941.8   11/1/10
00000000000000048712     54,744.49     54,991.00      0.55000                 442.08   10/1/25
00000000000000049396     31,353.49     31,553.00      0.80000                 291.04   10/1/15
00000000000000049917    160,924.11    161,000.00      0.69000                1236.81    1/1/11
00000000000000049192     34,591.24     35,000.00      0.55000                 314.68   10/1/15
00000000000000048950     64,238.91     64,400.00      0.80000                 513.09   11/1/25
00000000000000049287     67,571.07     68,000.00      0.80000                 589.69   11/1/15
00000000000000048749    182,604.66    184,000.00      0.80000                1637.79    9/1/15
00000000000000048288    109,359.36    110,000.00      0.75000                1057.89   10/1/15
00000000000000049274     57,375.17     58,000.00      0.48000                 570.81   12/1/10
00000000000000049575     62,844.85     63,000.00      0.68000                 546.33   12/1/15
00000000000000049776     57,761.18     58,000.00      0.78000                  462.1   11/1/25
00000000000000049521     49,718.29     50,040.00      0.74000                 513.51   12/1/10
00000000000000049874     38,085.09     38,419.00      0.80000                 389.45   11/1/10
00000000000000049499     67,784.89     68,000.00      0.80000                 589.69   12/1/15
00000000000000050333     55,000.00     55,000.00      0.37000                 418.63    2/1/11
00000000000000050404     91,410.45     91,600.00      0.71000                 794.35   12/1/15
00000000000000050267     29,000.00     29,000.00      0.80000                 302.66    2/1/11
00000000000000049992     68,683.46     68,800.00      0.80000                 596.63    1/1/16
00000000000000049177     63,013.82     63,750.00      0.74000                 714.61   11/1/10
00000000000000050008     82,629.79     83,498.00      0.73000                 724.09   11/1/15
00000000000000050273     21,987.81     23,773.00      0.60000                 240.99   11/1/10
00000000000000050217     58,500.00     58,500.00      0.66000                 445.27    2/1/11
00000000000000050446     19,104.39     19,400.00      0.76000                 245.65   12/1/05
00000000000000050038     81,026.05     81,100.00      0.62000                 640.34    1/1/26
00000000000000049369     59,767.04     60,000.00      0.80000                 520.32   12/1/15
00000000000000048748     54,807.13     55,189.00      0.66000                 499.75    9/1/15
00000000000000050376     60,000.00     60,000.00      0.80000                 516.53    2/1/16
00000000000000048674     39,484.51     39,750.00      0.75000                 407.92   10/1/10

3/19/96 BANKERS TRUST COMPANY - MORTGAGE SECURITIES TRUST SERVICES PAGE 9 OF 26

ACCOUNT:   796                MORTGAGE LOAN SCHEDULE
ISSUE:     HL9601                HOME LOAN 1996-1



Loan Number               Mortgager Name       Prop. Address                  City               State       Zip
00000000000000048711      GRAY                 501 COLONIAL CRESCENT          LITITZ             PA         17543
00000000000000049518      GRETZ                1505 CARLISLE STREET           NATRONA HEIGHTS    PA         15065
00000000000000049036      GRIFFIN              3656W 108TH PLACE              CHICAGO            IL         60655
00000000000000049492      GRIGGS               2416 MADISON STREET            CHESTER            PA         19013
00000000000000048995      GRIMES               194-47 115TH DRIVE             ST ALBANS          NY         11412
00000000000000049325      GRISWOLD             3130 COMSTOCK DR               RENO               NV         89512
00000000000000049496      GROSSO               15 PROSPECT AVENUE             OSSINING           NY         10562
00000000000000049000      GROUND               938 WERNER RD                  ATTICA             NY         14011
00000000000000050357      GRUBER               2903 PYRAMID AVENUE            PITTSBURG          PA         15227
00000000000000050720      GUERRIERO            456N MONROE STREET             RIDGEWOOD          NJ         07450
00000000000000049861      GUIDI                72 GOULD ST                    WAKEFIELD          MA         01880
00000000000000050112      GULOTTA              203 PENNSYLVANIA AVE           VILLAS             NJ         08251
00000000000000050500      GUTIERREZ            209 ROSE DR                    SECURITY           CO         80911
00000000000000049377      GUYETT               15 LINDA AVE                   DOVER              NH         03820
00000000000000050291      HAAS                 897 MAIN STREET                YARMOUTHPORT       MA         02675
00000000000000049685      HACKNEY              6315N GRATZ STREET             PHILADELPHIA       PA         19141
00000000000000049010      HAGENS               45 ONEIDA AVE                  LAKE HIAWATHA      NJ         07034
00000000000000049399      HAHN                 7 VACCARO RD                   FLANDERS           NJ         07836
00000000000000049024      HALABA               3605 NEWLAND STREET            WHEATRIDGE         CO         80033
00000000000000049208      HALDANE              13 ARLENE AVENUE               WILLMINGTON        MA         01887
00000000000000047493      HALL                 HALLS CORNER ROAD              BELFAST            ME         04915
00000000000000049273      HALL                 3716 LAFAYETTE ST              WILMINGTON         DE         19808
00000000000000049292      HALL                 1 BEEKMAN RD                   WILMINGTON         DE         19809
00000000000000049505      HAMBLIN              1402S CRESTON CIR              MESA               AZ         85204
00000000000000049058      HAN                  3815 KINGFISHER WAY            LAS VEGAS          NV         89103
00000000000000049248      HANLEY               557 EMERSON DR                 BUFFALO            NY         14226
00000000000000050020      HARDEN               737 PLANK ROAD                 ONTARIO            NY         14519
00000000000000050444      HARM                 42 EAST AVE                    HACKETTSTOWN       NJ         07840
00000000000000049126      HARNER               20 CHANDLER DR                 WAYNE              NJ         07470
00000000000000048770      HARPER               15 MOYES AVENUE                PROVIDENCE         RI         02907
00000000000000049005      HARRIS               241 INLAND AVE                 TRENTON            NJ         08638
00000000000000049611      HARRIS               1500 ESSEX AVENUE              WOODLYN            PA         19094
00000000000000050243      HARRIS               19 LAMBETH ROAD                BURLINGTON         NJ         08016
00000000000000049072      HARTMAN              2772 OAKLAND DR                EDEN               NY         14057
00000000000000049656      HASBROUCK            10 AMATO LANE                  HIGHLAND           NY         12528
00000000000000049407      HECK                 301S MOUNTAIN BLVD             MOUNTAIN TOP       PA         18707
00000000000000049293      HEFFERNAN            26 CIRCLE HILL RD              SALEM              MA         01970
00000000000000049470      HEINTZELMAN          108 FISHER AVENUE              LEWISBURG          PA         17837
00000000000000049608      HENDRICKS            1913 KRANSTEN DR               HENDERSON          NV         89014

                                Curr          Orig                     Curr
                           Principal     Principal               Due   Note             Maturity    Rem
Loan Number                  Balance       Balance       LTV     Date  Rate    P-1 Pmt      Date   Term
00000000000000048711       51,052.86     51,500.00      0.80000                 463.03   10/1/15
00000000000000049518       97,481.06     97,700.00      0.78000                 847.25   12/1/15
00000000000000049036       21,039.60     21,333.00      0.55000                  281.8   11/1/05
00000000000000049492       15,919.13     16,000.00      0.32000                 157.47   12/1/10
00000000000000048995       45,535.69     45,912.00      0.33000                 398.15   11/1/15
00000000000000049325       29,159.03     29,425.00      0.79000                 236.55   12/1/10
00000000000000049496       22,860.61     22,982.00      0.51000                 232.97   12/1/10
00000000000000049000       29,233.79     29,500.00      0.58000                 269.23   11/1/15
00000000000000050357       72,000.00     72,000.00      0.80000                 704.38    2/1/11
00000000000000050720       11,500.00     11,500.00      0.56000                 132.16    1/1/11
00000000000000049861       30,461.51     30,500.00      0.60000                 322.18    1/1/11
00000000000000050112       45,374.50     45,600.00      0.70000                 395.44   11/1/15
00000000000000050500       58,622.00     58,622.00      0.70000                  629.6    2/1/11
00000000000000049377       40,199.04     40,607.00      0.55000                 352.15   12/1/15
00000000000000050291       28,632.80     28,776.00      0.71000                 300.32    2/1/11
00000000000000049685       27,401.58     27,718.00      0.69000                 240.37   12/1/15
00000000000000049010       59,426.67     59,600.00      0.48000                 483.85    9/1/10
00000000000000049399       83,105.65     83,609.00      0.74000                 725.58   10/1/15
00000000000000049024       30,604.79     30,800.00      0.70000                 276.92   11/1/15
00000000000000049208       81,055.94     81,502.00      0.45000                 836.38   11/1/10
00000000000000047493       47,950.00     47,950.00      0.70000                 388.93    8/1/10
00000000000000049273       29,648.01     29,822.00      0.34000                 258.62   12/1/15
00000000000000049292       92,871.80     93,600.00      0.80000                 854.23   11/1/15
00000000000000049505       16,807.60     17,000.00      0.68000                 215.26   12/1/05
00000000000000049058      104,629.69    105,000.00      0.80000                 836.56   11/1/25
00000000000000049248       33,796.37     34,000.00      0.54000                 324.73   12/1/10
00000000000000050020       76,000.00     76,000.00      0.80000                 659.07    1/1/16
00000000000000050444      104,726.32    105,000.00      0.75000                 836.56   12/1/25
00000000000000049126       17,497.87     17,716.00      0.75000                  183.4    9/1/10
00000000000000048770       27,339.91     27,400.00      0.59000                 262.61   11/1/15
00000000000000049005       93,508.72     95,000.00      0.68000                 854.13    9/1/15
00000000000000049611       74,680.49     75,000.00      0.68000                 597.55   12/1/25
00000000000000050243       65,812.39     66,015.00      0.77000                 572.48   12/1/15
00000000000000049072       71,760.75     72,000.00      0.80000                 553.11   11/1/10
00000000000000049656       55,065.75     55,095.00      0.69000                 477.78    1/1/16
00000000000000049407       14,329.18     14,409.00      0.80000                 146.06   12/1/10
00000000000000049293       88,076.37     88,526.00      0.57000                 767.69   12/1/15
00000000000000049470       74,490.16     75,000.00      0.75000                 626.87   12/1/15
00000000000000049608       13,717.03     13,800.00      0.77000                 139.89   12/1/10

3/19/96 BANKERS TRUST COMPANY - MORTGAGE SECURITIES TRUST SERVICES PAGE 10 OF 26

ACCOUNT:   796                MORTGAGE LOAN SCHEDULE
ISSUE:     HL9601                HOME LOAN 1996-1

Loan Number               Mortgager Name       Prop. Address                  City               State       Zip
00000000000000050090      HENNIX               4539N 17TH STREET              PHILADELPHIA       PA         19140
00000000000000049626      HENRY                43815N 12TH STREET             PHOENIX            AZ         85027
00000000000000049863      HEPNER               433 BERRYSBURG RD              MILLERBURG         PA         17061
00000000000000049577      HERNANDEZ            9260W JACKSON ST               TOLLESON           AZ         85353
00000000000000050493      HERNANDEZ            7145W MONTECITO AVE            PHOENIX            AZ         85033
00000000000000048737      HERSCHBERG           7024 OLD VILLAGE AVENUE        LAS VEGAS          NV         89129
00000000000000049356      HESSELIUS            8485S YARROW STREET            LITTLETON          CO         80123
00000000000000049262      HETMAN               62 OAK STREET                  E BRIDGWATER       MA         02333
00000000000000049584      HIGGINS              2028 BURLINGTON-COLUMBUS       BURLINGTON         NJ         08016
00000000000000050005      HIGHTOWER            171-18 119TH ROAD              JAMAICA            NY         11434
00000000000000049345      HILL                 8960 DOVE COVE DR              LAS VEGAS          NV         89129
00000000000000049655      HILL                 5501 HUNTER STREET             PHILADELPHIA       PA         19131
00000000000000050305      HILL                 180 KINGS RD                   COVENTRY           CT         06238
00000000000000049574      HILTON               10E CROSS RD                   STAMFORD           CT         06907
00000000000000050426      HILWIG               6653 TONAWANDA CREEK RD        LOCKPORT           NY         14094
00000000000000049205      HIMES                1010 CALLOWHILL STREET         PHEONIXVILLE       PA         19460
00000000000000049587      HINSMAN              16N SHORE RD                   DENVILLE           NJ         07834
00000000000000048700      HOARAU               25 SHIPMAN AVENUE              NORTH BABYLON      NY         11703
00000000000000049679      HOF                  4705E HOBART DR                MESA               AZ         85205
00000000000000049125      HOLBROOK             76 MORRIS AVENUE               BELFORD            NJ         07718
00000000000000049502      HOLLISTER            194 OAK STREET                 MANOR              PA         15665
00000000000000049366      HOLMES               14 FERNWOOD ST                 PLAINFIELD         CT         06374
00000000000000049643      HOLSTEYN             114 RUDOLPH WEIR JR RD         EARLTON            NY         12058
00000000000000049787      HOPKIN               RD 2 BOX 588                   RUFFSDALE          PA         15679
00000000000000049358      HOPPE                1019 SURREY RD                 PHILADELPHIA       PA         19115
00000000000000050342      HORTON               24 HUNT ROAD                   COLUMBIA           CT         06237
00000000000000050503      HOTHAN               28558 ASPEN DRIVE              CONIFER            CO         80433
00000000000000049390      HOUGHTON             2931S JAY STREET               DENVER             CO         80227
00000000000000050635      HOUSE                25 KEMAH MECCA LAKE RD         NEWTON             NJ         07860
00000000000000049140      HOVANES              145 BENHAM HILL RD             WEST HAVEN         CT         06516
00000000000000049688      HOWES                47 LOMBARD RD                  HUBBARDSTON        MA         01452
00000000000000050037      HUDSON               232E HUDSON STREET             LONG BEACH         NY         11561
00000000000000049234      HUGHES               PROSPECT AVE                   EPSOM              NH         03234
00000000000000050234      HUNDLEY              5422S DORCHESTER               CHICAGO            IL         60615
00000000000000048651      HUNT                 27 BURNSIDE AVENUE             ONEONTA            NY         13820
00000000000000050149      HUSEREAU             3 GUARINO AVE                  WESTERLY           RI         02891
00000000000000050447      HUSLINGER            49 CLARK ROAD                  PORT JERVIS        NY         12771
00000000000000049478      IANNELLO             2108 AVENUE Y                  BROOKLYN           NY         11235
00000000000000049598      IASBARRONE           12 STREIT AVE                  POUGHKEEPSIE       NY         12603

                                Curr          Orig                     Curr
                           Principal     Principal               Due   Note             Maturity    Rem
Loan Number                  Balance       Balance       LTV     Date  Rate    P-1 Pmt      Date   Term
00000000000000050090       19,817.60     20,150.00      0.65000                 206.78    1/1/11
00000000000000049626       34,000.00     34,000.00      0.80000                 344.65   12/1/10
00000000000000049863       27,841.68     28,000.00      0.70000                 362.16    1/1/06
00000000000000049577       33,653.87     34,000.00      0.52000                 334.62   12/1/10
00000000000000050493       42,400.00     42,400.00      0.80000                 412.33    2/1/11
00000000000000048737       67,774.08     68,000.00      0.59000                 591.73   11/1/10
00000000000000049356       22,873.53     23,000.00      0.80000                 233.15   12/1/10
00000000000000049262       56,834.61     57,000.00      0.48000                  494.3   12/1/15
00000000000000049584       44,380.37     44,743.00      0.28000                  412.7   10/1/15
00000000000000050005       82,962.82     83,178.00      0.70000                 747.84    1/1/16
00000000000000049345       79,981.21     80,119.00      0.57000                 679.54   12/1/25
00000000000000049655       16,537.24     16,603.00      0.49000                 170.38   12/1/10
00000000000000050305       97,000.00     97,000.00      0.75000                 779.79    2/1/11
00000000000000049574      109,922.56    110,000.00      0.33000                 845.03   12/1/10
00000000000000050426       60,516.00     60,516.00      0.76000                 517.16    2/1/16
00000000000000049205       42,934.33     43,000.00      0.37000                  372.9   11/1/15
00000000000000049587       43,480.41     43,550.00      0.35000                 365.88   10/1/25
00000000000000048700       19,294.38     19,313.00      0.75000                 165.22   11/1/10
00000000000000049679       43,481.90     43,709.00      0.70000                 392.99   12/1/15
00000000000000049125      105,842.02    106,140.00      0.79000                 884.75    9/1/25
00000000000000049502       49,232.96     49,400.00      0.59000                 450.84   12/1/15
00000000000000049366       59,650.71     60,000.00      0.63000                  590.5   12/1/10
00000000000000049643       41,840.65     42,000.00      0.50000                 413.35   12/1/10
00000000000000049787       83,282.59     83,400.00      0.71000                 640.68   12/1/10
00000000000000049358       28,397.94     28,488.00      0.33000                 280.37   12/1/10
00000000000000050342       97,144.00     97,144.00      0.80000                 749.71    2/1/26
00000000000000050503       40,283.00     40,283.00      0.80000                 357.02    2/1/16
00000000000000049390       84,614.02     85,000.00      0.62000                 814.65   12/1/15
00000000000000050635       37,761.94     38,000.00      0.45000                 406.03   12/1/10
00000000000000049140       35,276.50     35,446.00      0.80000                 359.31   11/1/10
00000000000000049688       44,317.45     44,500.00      0.52000                  385.9   12/1/15
00000000000000050037       22,873.66     23,000.00      0.78000                 289.99    1/1/06
00000000000000049234       79,640.41     79,716.00      0.80000                 612.39   11/1/10
00000000000000050234      110,563.08    111,000.00      0.67000                1158.42    1/1/11
00000000000000048651       44,819.96     45,028.00      0.75000                 404.84   11/1/15
00000000000000050149       43,271.97     43,577.00      0.45000                 375.15    1/1/16
00000000000000050447      109,560.00    109,560.00      0.64000                 908.92    2/1/16
00000000000000049478      154,775.95    155,000.00      0.75000                1314.65   12/1/25
00000000000000049598       71,171.93     71,600.00      0.80000                 620.91   12/1/15

3/19/96 BANKERS TRUST COMPANY - MORTGAGE SECURITIES TRUST SERVICES PAGE 11 OF 26

ACCOUNT:   796                MORTGAGE LOAN SCHEDULE
ISSUE:     HL9601                HOME LOAN 1996-1

Loan Number               Mortgager Name       Prop. Address                  City               State       Zip
00000000000000050522      INSERRA              8 OAK LANE                     KNOWLTON           NJ         07832
00000000000000048857      IONESCU              17 OAKRIDGE RD                 SUDBURY            MA         01776
00000000000000049733      IOVINO               58 URBAN AVENUE                PAWTUCKET          RI         02860
00000000000000049681      IPPOLITO             1341 THORNWALL LANE            HAYWARD            CA         94545
00000000000000050704      JACK                 12 SECOND AVENUE               WOODLAND           ME         04694
00000000000000049549      JACKSON              38 PERDICARIS PLACE            TRENTON            NJ         08618
00000000000000050046      JACKSON              820 DARBY STREET               COLORADO SPRING    CO         80907
00000000000000049487      JACOBIE              RR #1 BOX 1206                 WHITEHALL          NY         12887
00000000000000049003      JACOBS               20 WALDANS DRIVE               BRIDGETON          NJ         08302
00000000000000049353      JAJKOWSKI            321 SCHULTZ RD                 WEST SENECA        NY         14224
00000000000000049090      JENKINS              134-44 229TH STREET            LAURELTON          NY         11413
00000000000000049885      JENKINS              19 KING ROAD                   MIDDLETOWN         RI         02842
00000000000000049951      JOBECK               34 ZAMORSKI DR                 ELIZABETH          NJ         07206
00000000000000049494      JODOIN               11 HIGHLAND TERRACE            NEWBURGH           NY         12550
00000000000000049002      JOHNSON              RD 6 GERSHEL AVE               BRIDGETON          NJ         08302
00000000000000049750      JOHNSON              120 HUDSON STREET              LAKEWOOD           NJ         08701
00000000000000049073      JONES                4154 DEREIMER AVENUE           BRONX              NY         10466
00000000000000049118      JONES                616 HESTON RD                  GLASSBORO          NJ         08028
00000000000000049683      JONES                2470 RIVIERA STREET            RENO               NV         89509
00000000000000050266      JONES                406 HAVERFORD PLACE            SWARTHMORE         PA         19081
00000000000000050292      JONES                4435 POWELL AVENUE             LAS VEGAS          NV         89121
00000000000000049434      JORDAN               316 DAYTON STREET              RIDGEWOOD          NJ         07450
00000000000000049220      JURGENS              254 BEAVER DRIVE               MASTIC BEACH       NY         11951
00000000000000049886      JUSTES               113 SUNFLOWER RD               BUTLER             PA         16001
00000000000000049104      KACHUREK             222 85TH STREET                NIAGARA FALLS      NY         14304
00000000000000050598      KALOS                841 SOUTH ST NE                SALEM              OR         97303
00000000000000050634      KANCHANAWONG         3942 SETON AVE                 BRONX              NY         10466
00000000000000049539      KANE                 370 OLD MAIN STREET            ASBURY             NJ         08802
00000000000000050527      KANE                 116E 116TH AVENUE              LONGMONT           CO         80501
00000000000000049738      KAUKEANO             3504 GAUL STREET               PHILADELPHIA       PA         19134
00000000000000049717      KAVANAUGH            57 POLLARD AVE                 ROCHESTER          NY         14612
00000000000000050428      KEANE                3 GRANT ST                     PLEASANTVILLE      NY         10570
00000000000000049597      KEATING              9 PLEASANT DR                  SARATOGA SPRING    NY         12866
00000000000000049876      KEATING              206 BROWN AVE                  HILLTOP            NJ         08012
00000000000000049304      KEETS                88 CHERRY STREET               KATONAH            NY         10536
00000000000000050314      KELLY                3631 CANBY DRIVE               PHILADELPHIA       PA         19154
00000000000000049690      KENNERUP             180 FROST RD                   WEST WINDSOR       NY         13865
00000000000000050523      KEOGH                2299 STOCKER LANE              SCOTCH PLAINS      NJ         07076
00000000000000049847      KEON                 29 SAWYER AVE                  DRACUT             MA         01826

                                Curr          Orig                     Curr
                           Principal     Principal               Due   Note             Maturity    Rem
Loan Number                  Balance       Balance       LTV     Date  Rate    P-1 Pmt      Date   Term
00000000000000050522       32,733.33     33,037.00      0.80000                 297.04   12/1/15
00000000000000048857       93,956.58     95,000.00      0.43000                 962.99   11/1/10
00000000000000049733       16,621.94     16,800.00      0.21000                 214.64   12/1/05
00000000000000049681      129,725.05    129,998.00      0.76000                 998.66   12/1/10
00000000000000050704       30,000.00     30,000.00      0.64000                 291.75    2/1/11
00000000000000049549       48,436.43     49,000.00      0.58000                 507.25   10/1/10
00000000000000050046       39,246.73     39,300.00      0.77000                 353.34    1/1/16
00000000000000049487       41,341.96     41,400.00      0.49000                 318.04   12/1/10
00000000000000049003       49,362.72     50,676.00      0.69000                 637.84    9/1/05
00000000000000049353       93,437.49     93,605.00      0.80000                  752.5   12/1/10
00000000000000049090       27,189.25     28,000.00      0.22000                 223.09   11/1/25
00000000000000049885       74,252.33     74,361.00      0.77000                 644.86    1/1/16
00000000000000049951      110,845.91    112,000.00      0.80000                 860.39   11/1/10
00000000000000049494       99,595.69    100,000.00      0.53000                 835.82   12/1/15
00000000000000049002       33,350.30     33,499.00      0.41000                 328.85    9/1/15
00000000000000049750       76,156.39     76,385.00      0.51000                  586.8   10/1/10
00000000000000049073       14,808.41     15,000.00      0.64000                 192.05   11/1/05
00000000000000049118       65,207.56     65,578.00      0.80000                 532.39    9/1/10
00000000000000049683       77,888.12     78,500.00      0.54000                 829.22   12/1/10
00000000000000050266       33,049.00     33,049.00      0.17000                 323.32    2/1/11
00000000000000050292       16,986.00     16,986.00      0.74000                 211.43    2/1/06
00000000000000049434       22,595.93     22,836.00      0.80000                 235.03   10/1/10
00000000000000049220       29,958.93     30,000.00      0.55000                 297.51   12/1/15
00000000000000049886       17,531.66     17,686.00      0.23000                  181.5    1/1/11
00000000000000049104       12,894.80     13,000.00      0.76000                 131.78   11/1/10
00000000000000050598       41,687.00     41,687.00      0.75000                 417.63    2/1/11
00000000000000050634       99,800.00     99,800.00      0.73000                 875.59    2/1/16
00000000000000049539      134,371.91    135,200.00      0.80000                1215.57   10/1/15
00000000000000050527       60,000.00     60,000.00      0.71000                 495.35    2/1/26
00000000000000049738       38,022.53     38,400.00      0.80000                 305.95   12/1/25
00000000000000049717       37,955.48     38,007.00      0.75000                 341.72    1/1/16
00000000000000050428       48,175.00     48,175.00      0.19000                 485.48    2/1/11
00000000000000049597       33,894.02     34,007.00      0.40000                 294.91    1/1/16
00000000000000049876       53,013.39     53,043.00      0.56000                 422.61   11/1/25
00000000000000049304       95,921.69     96,000.00      0.23000                 973.13   12/1/10
00000000000000050314       32,834.83     35,000.00      0.79000                 352.71    2/1/11
00000000000000049690       47,439.60     47,750.00      0.80000                 484.03   12/1/10
00000000000000050523       42,473.21     42,586.00      0.79000                 431.69   12/1/10
00000000000000049847       87,984.75     88,000.00      0.79000                 701.12    1/1/26

3/19/96 BANKERS TRUST COMPANY - MORTGAGE SECURITIES TRUST SERVICES PAGE 12 OF 26

ACCOUNT:   796                MORTGAGE LOAN SCHEDULE
ISSUE:     HL9601                HOME LOAN 1996-1



Loan Number               Mortgager Name       Prop. Address                  City               State       Zip
00000000000000050654      KERR                 9101/2 SANGER ST               PHILADELPHIA       PA         19124
00000000000000049812      KESSLER              14 ANITA RD                    COLORADO SPRING    CO         80906
00000000000000050387      KETTRICK             472 CLAUSE AVE                 RIVERHEAD          NY         11901
00000000000000050715      KEYES                206 KELLER STREET              BAYVILLE           NJ         08721
00000000000000049479      KILGORE              4836 DODSON DRIVE              ANNANDALE          VA         22003
00000000000000049927      KILKER               13210 WELD COUNTY ROAD 4       BRIGHTON           CO         80601
00000000000000050053      KINSMAN              17348S 67TH AVENUE             TINLEY PARK        IL         60477
00000000000000049971      KINTON               4145 UNION STREET              CHILI              NY         14514
00000000000000049384      KIRKMAN              913S CARNEGIE DR               TUCSON             AZ         85710
00000000000000049014      KONECNY              3115 WATSON BLVD               ENDWELL            NY         13760
00000000000000050532      KORDELSKI            170 VERNON STREET              TEWKSBURY          MA         01876
00000000000000049021      KORN                 2688 CHILI AVE                 ROCHESTER          NY         14624
00000000000000049844      KOSCHING             1904 NEWPORT RD                WILMININGTON       DE         19808
00000000000000049006      KOSOVAN              128 LAKEVIEW AVE               PISCATAWAY         NJ         08854
00000000000000049801      KOZMINSKI            3804 CHURCH RD                 MOUNTAINTOP        PA         18707
00000000000000048845      KRAUSE               5331W LOUISIANA AVE            LAKEWOOD           CO         80232
00000000000000049605      KRIEG                42 MORRIS RD                   NEW CASTLE         DE         19720
00000000000000048780      KROLL                162 GARDENVALE DRIVE           CHEEKTOWAGA        NY         14225
00000000000000048522      KRUSCHKA             416 HAWTHORNE STREET           NEPTUNE            NJ         07753
00000000000000049458      KULBE                2730S JAY STREET               DENVER             CO         80227
00000000000000049869      KUNTZ                7960W LONE MOUNTAIN RD         LAS VEGAS          NV         89129
00000000000000049346      KUPFERMAN            2586 DUDLEY DRIVE              RESCUE             CA         95672
00000000000000048825      KUREK                143 MANG AVENUE                KENMORE            NY         14217
00000000000000049586      KURZYNSKI            61 OCEAN BLVD                  TUCKERTON          NJ         08087
00000000000000049739      KUSHERICK            2949 COLUMBIA AVE              BENSALEM           PA         19020
00000000000000049415      LABION               48 SISSON STREET               PROVIDENCE         RI         02909
00000000000000049862      LABOY                176 12TH STREET                BROOKLYN           NY         11215
00000000000000048876      LACOUR               64 COLBY PLACE                 PHILLIPSBURG       NJ         08865
00000000000000049009      LACOVARA             4 DEWBERRY CT                  MEDFORD            CT         08055
00000000000000050203      LAGANA               270 OAKLAND AVE                DEER PARK          NY         11729
00000000000000050463      LALIC                4932NE9TH AVENUE               PORTLAND           OR         97211
00000000000000049909      LALLY                7 FAIRVIEW DRIVE               SOMERS             NY         10589
00000000000000049551      LAND                 206 LONGFELLOW AVE             TOMS RIVER         NJ         08753
00000000000000049794      LANDANNO             305 PETERSHAM RD               PHILLIPSTON        MA         01331
00000000000000048787      LANG                 249 SPRING STREET              ATHOL              MA         01331
00000000000000050423      LANGEVIN             5 EMERALD AVE                  WEBSTER            MA         01570
00000000000000049097      LANSING              2177 BAILEY RD                 ONTARIO            NY         14519
00000000000000049948      LARDIERI             130 WALNUT STREET              NUTLEY             NJ         07110
00000000000000048986      LARKIN               27 BANCROFT ROAD               HOLDEN             MA         01520

                                Curr          Orig                     Curr
                           Principal     Principal               Due   Note             Maturity    Rem
Loan Number                  Balance       Balance       LTV     Date  Rate    P-1 Pmt      Date   Term
00000000000000050654       23,499.00     23,499.00      0.60000                 208.27    2/1/16
00000000000000049812       28,801.20     29,000.00      0.65000                 288.14    1/1/11
00000000000000050387       76,310.00     76,310.00      0.79000                 652.13    2/1/16
00000000000000050715       11,657.43     11,808.00      0.39000                 249.15   12/1/00
00000000000000049479      104,396.03    105,430.00      0.54000                1416.73   12/1/05
00000000000000049927       14,208.00     14,208.00      0.60000                 144.03    1/1/11
00000000000000050053       72,738.30     73,153.00      0.67000                 681.41    1/1/16
00000000000000049971       87,836.23     88,100.00      0.70000                 893.05    1/1/11
00000000000000049384       60,673.41     60,750.00      0.75000                 497.58   12/1/10
00000000000000049014       55,383.01     56,000.00      0.80000                 485.63   11/1/15
00000000000000050532       40,844.00     40,844.00      0.38000                 322.49    2/1/11
00000000000000049021       49,554.25     50,000.00      0.72000                 492.08   11/1/10
00000000000000049844       71,527.32     72,000.00      0.78000                 624.38    1/1/16
00000000000000049006       54,511.31     55,000.00      0.47000                 510.88    9/1/15
00000000000000049801       59,576.13     59,657.00      0.63000                 536.37    1/1/16
00000000000000048845       17,722.82     18,010.00      0.79000                 228.05   11/1/05
00000000000000049605       50,996.43     51,222.00      0.61000                 467.47   12/1/15
00000000000000048780       18,245.99     18,333.00      0.69000                 181.81   11/1/15
00000000000000048522       86,448.20     86,823.00      0.75000                 780.62    8/1/15
00000000000000049458       29,501.43     29,577.00      0.80000                 299.82   12/1/10
00000000000000049869       41,015.45     41,132.00      0.80000                 369.82   12/1/15
00000000000000049346       28,202.72     28,219.00      0.80000                 226.86   12/1/10
00000000000000048825       12,779.01     12,896.00      0.80000                 130.73   11/1/10
00000000000000049586       25,899.82     26,000.00      0.28000                 216.54   10/1/25
00000000000000049739       56,929.45     57,156.00      0.80000                 513.88   12/1/15
00000000000000049415       51,787.00     52,000.00      0.66000                 450.94   12/1/15
00000000000000049862      121,741.15    122,000.00      0.72000                    972    1/1/26
00000000000000048876       14,745.87     14,900.00      0.75000                 154.25    9/1/10
00000000000000049009       30,661.60     31,103.00      0.80000                 321.98    9/1/10
00000000000000050203       96,000.00     96,000.00      0.80000                 826.44    2/1/16
00000000000000050463       44,000.00     44,000.00      0.55000                 430.46    2/1/11
00000000000000049909       22,886.80     23,000.00      0.67000                 233.15    1/1/11
00000000000000049551       58,223.29     58,403.00      0.49000                 533.01   10/1/15
00000000000000049794       15,856.22     16,000.00      0.18000                 138.76    1/1/16
00000000000000048787       54,669.48     55,200.00      0.80000                 478.69   11/1/15
00000000000000050423       72,800.00     72,800.00      0.70000                 649.86    2/1/16
00000000000000049097       24,864.26     25,010.00      0.36000                 216.89   11/1/15
00000000000000049948       37,300.67     37,494.00      0.80000                 337.11   11/1/15
00000000000000048986       32,685.10     33,064.00      0.28000                 301.76   11/1/15

3/19/96 BANKERS TRUST COMPANY - MORTGAGE SECURITIES TRUST SERVICES PAGE 13 OF 26

ACCOUNT:   796                MORTGAGE LOAN SCHEDULE
ISSUE:     HL9601                HOME LOAN 1996-1



Loan Number               Mortgager Name       Prop. Address                  City               State       Zip
00000000000000050045      LARSON               6 WALTER ROAD                  COCHRANVILLE       PA         19330
00000000000000048669      LASHER               12 SENECA AVENUE               WHITE PLAINS       NY         10603
00000000000000048940      LATUCKY              BACK LAKE ROAD                 PITTSBURG          NH         03592
00000000000000050485      LAVISSIERE           RR1 BOX 8 RT 385               COXSACKIE          NY         12051
00000000000000050261      LAWRENCE             7334 CHEESE FACTORY RD         DEERFIELD          NY         13304
00000000000000049596      LAZZARO              411 GILBERT ST                 UTICA              NY         13501
00000000000000049652      LE PAGE              254 HEMSTREET RD               SCHAGHTICOKE       NY         12154
00000000000000050077      LEDOM                2505 CHIMAYO DRIVE             SECURITY           CO         80911
00000000000000050343      LEE                  2635 HELTON COURT              COLORADO SPRING    CO         80916
00000000000000048743      LEEDS                111 FRANKLIN RD                GLASSBORO          NJ         08028
00000000000000049029      LEIFELD              250 IRIS STREET                REDWOOD CITY       CA         94062
00000000000000049503      LEMOS                16 MARIGOLD CT                 CRANSTON           RI         02920
00000000000000049707      LENFEST              OAK HILL ROAD                  SWANVILLE          ME         04915
00000000000000049417      LEPAGE               3 GLEN STREET                  GORHAM             NH         03581
00000000000000050562      LETO                 8 ORIENT AVE                   BROOKLYN           NY         11211
00000000000000049435      LEWIS                226 ORANGE AVE                 IRVINGTON          NJ         07111
00000000000000049954      LEWIS                9595 FLOWER ST                 WESTMINISTER       CO         80021
00000000000000050061      LEWIS                37 CEDAR STREET                FALMOUTH           MA         02536
00000000000000050483      LEWIS                52 WILSON LANE                 BETHPAGE           NY         11714
00000000000000049056      LIDGE                7208 WAYFARER DR               LAS VEGAS          NV         89115
00000000000000048747      LIEGGI               24N NORMAN AVE                 PENNS GROVE        NJ         08069
00000000000000050643      LIEUWMA              65 BARTLETT DR                 MADISON            CT         06443
00000000000000048917      LIGUORI              5 CENTER STREET                MARLBORO           NY         12542
00000000000000049193      LIN                  4 PARTRIDGE RUN                HOLMDEL            NJ         07733
00000000000000049001      LING                 38 SISSON RD                   POTSDAM            NY         13676
00000000000000049447      LINUS                4625 BENNER STREET             PHILADELPHIA       PA         19135
00000000000000048764      LITTLE               515 CHURCH STREET              WESTBURY           NY         11590
00000000000000049625      LIZOTTE              12 TRANTOR PLACE               STATEN ISLAND      NY         10302
00000000000000048957      LOESCH               97 MICHIGAN AVENUE             MASSAPEQUA         NY         11758
00000000000000050288      LOIZEAUX             24 THORNE PL                   RYE                NY         10580
00000000000000050209      LOMAX                3009 VAN DER MEER ST           NORTH LAS VEGAS    NV         89030
00000000000000050531      LOMBARDO             35 DEER PARK CIR               WATERBURY          CT         06708
00000000000000049667      LOPEZ                411 BEACH AVE                  BRONX              NY         10473
00000000000000048796      LORENZ               1058E 1ST STREET               LOVELAND           CO         80537
00000000000000049530      LUCIO                148 PARK AVE                   BRIDGEWATER        MA         02324
00000000000000048999      LUCKER               76N MAIN STREET                BAINBRIDGE         NY         13733
00000000000000049893      LUCKEY               4422S EVERETT ST               LITTLETON          CO         80123
00000000000000049432      LUMLEY               19 BIRCH DRIVE                 HIGHLAND LAKES     NJ         07422
00000000000000049600      LYN                  130-36 148TH STREET            SOUTH OZONE PAR    NY         11436

                                Curr          Orig                     Curr
                           Principal     Principal               Due   Note             Maturity    Rem
Loan Number                  Balance       Balance       LTV     Date  Rate    P-1 Pmt      Date   Term
00000000000000050045       23,456.93     23,539.00      0.80000                 238.61    1/1/11
00000000000000048669       98,980.69    100,000.00      0.48000                 1026.2   11/1/10
00000000000000048940       14,639.15     14,728.00      0.16000                 141.16   11/1/15
00000000000000050485       63,200.00     63,200.00      0.79000                  540.1    2/1/16
00000000000000050261       33,360.00     33,360.00      0.43000                 287.19    2/1/16
00000000000000049596       11,524.00     11,600.00      0.29000                  89.12   12/1/10
00000000000000049652       10,258.44     10,400.00      0.80000                 215.84   12/1/00
00000000000000050077       63,912.29     64,174.00      0.75000                 612.91    1/1/11
00000000000000050343       33,000.00     33,000.00      0.67000                 294.58    2/1/16
00000000000000048743       88,330.36     89,000.00      0.57000                 867.74    9/1/15
00000000000000049029       19,834.70     20,000.00      0.33000                 219.85   11/1/10
00000000000000049503      111,709.07    112,050.00      0.83000                 954.04   12/1/15
00000000000000049707       18,610.97     18,713.00      0.54000                 185.93   12/1/10
00000000000000049417       37,687.74     37,745.00      0.75000                 309.16   12/1/10
00000000000000050562      142,500.00    142,500.00      0.75000                 1182.2    2/1/16
00000000000000049435       12,271.93     12,686.00      0.80000                 162.43   10/1/05
00000000000000049954       15,240.03     15,300.00      0.75000                 161.62    1/1/11
00000000000000050061       85,576.63     85,900.00      0.75000                 669.04    1/1/26
00000000000000050483       61,897.00     61,897.00      0.76000                 548.58    2/1/16
00000000000000049056       24,419.83     24,957.00      0.57000                 252.99   11/1/10
00000000000000048747       12,846.11     13,000.00      0.43000                  142.1    9/1/10
00000000000000050643       28,000.00     28,000.00      0.77000                 280.51    2/1/11
00000000000000048917       43,111.25     43,282.00      0.70000                 409.12   11/1/15
00000000000000049193      103,390.89    104,000.00      0.79000                 959.26    9/1/15
00000000000000049001       29,500.45     29,625.00      0.75000                 242.65   11/1/25
00000000000000049447       39,209.73     39,381.00      0.68000                 341.51   12/1/15
00000000000000048764       43,377.77     44,073.00      0.80000                 446.76   11/1/10
00000000000000049625      143,774.07    144,000.00      0.80000                1147.28   12/1/25
00000000000000048957       51,770.65     51,900.00      0.35000                  413.5   11/1/25
00000000000000050288      178,000.00    178,000.00      0.48000                1804.34    2/1/11
00000000000000050209       59,459.23     59,700.00      0.80000                  523.4    1/1/16
00000000000000050531      105,000.00    105,000.00      0.69000                 871.09    2/1/16
00000000000000049667       59,898.80     60,627.00      0.43000                 596.67    1/1/11
00000000000000048796       28,465.88     28,844.00      0.75000                 292.39   11/1/10
00000000000000049530       99,594.21    100,000.00      0.80000                  867.2   12/1/15
00000000000000048999       11,935.32     12,000.00      0.29000                 128.22   12/1/10
00000000000000049893       88,840.34     90,000.00      0.67000                  950.7    1/1/11
00000000000000049432       22,933.27     23,136.00      0.77000                 238.12   10/1/10
00000000000000049600       84,699.83     85,000.00      0.62000                 677.22   12/1/25

3/19/96 BANKERS TRUST COMPANY - MORTGAGE SECURITIES TRUST SERVICES PAGE 14 OF 26

ACCOUNT:   796                MORTGAGE LOAN SCHEDULE
ISSUE:     HL9601                HOME LOAN 1996-1


Loan Number               Mortgager Name       Prop. Address                  City               State       Zip
00000000000000049403      MA                   288 MERRISON STREET            TEANECK            NJ         07666
00000000000000050035      MACDONALD            20 BEACHWOOD AVE               BURLINGTON         NJ         08016
00000000000000048955      MACIOCE              401 SPRINGWOOD DRIVE           VERONA             PA         15147
00000000000000049433      MACKAUER             213 SUNSET LANE                HOWELL             NJ         07731
00000000000000049294      MACNEIL              103 DIVISION ST                ROCKLAND           MA         02370
00000000000000049267      MADDOX               3704 FERAPORT DR               RICHMOND           VA         23234
00000000000000050132      MAGANA               1459 RAMONA AVENUE             SALINAS            CA         93960
00000000000000049052      MAHONEY              18 SUNSET RD                   FRANKLIN           MA         02038
00000000000000049809      MAIR                 125-14 GRAYSON ST              SPRINGFIELD GAR    NY         11413
00000000000000050416      MAIRE                5755 RUDY DRIVE                SAN JOSE           CA         95124
00000000000000048742      MAJOR                229 CARENTAN RD                HOPATCONG          NJ         07843
00000000000000050545      MANCHESTER           215 KING ROAD                  TIVERTON           RI         02878
00000000000000049185      MANCINI              34 ST CROIX ST                 TOMS RIVER         NJ         08757
00000000000000049654      MANGUILLI            425 MAIN STREET                WALLINGFORD        CT         06492
00000000000000049919      MANNING              RT1 BOX 421 SHANAHAN RD        TICONDEROGA        NY         12883
00000000000000050220      MANOCCHIO            77 FARM STREET                 PROVIDENCE         RI         02908
00000000000000050228      MARINO               2494 HARTFORD AVENUE           JOHNSTON           RI         02919
00000000000000050021      MARKOWITZ            6 FRIENDS LANE                 WESTBURY           NY         11590
00000000000000050222      MARLATT              352 FIRST STREET               SLATINGTON         PA         18080
00000000000000049158      MARTIN               255 TURKEY HILLS RD            EAST GRANBY        CT         06026
00000000000000050293      MARTIN               208 WELCH COURT                LYONS              CO         80540
00000000000000050606      MARTIN               4991 XANADU ST                 DENVER             CO         80239
00000000000000049565      MARTINEZ             7880 MONA COURT                DENVER             CO         80221
00000000000000049957      MARTINEZ             128-11 20TH AVENUE             QUEENS             NY         11316
00000000000000050067      MARTINGANO           242 FINLAY STREET              STATEN ISLAND      NY         10307
00000000000000049726      MARTINS              278 MASSACHUSETTS AVE          PROVIDENCE         RI         02905
00000000000000050189      MARTYN               6020 HUXLEY AVE                RIVERDALE          NY         10471
00000000000000049306      MASON                341E 1ST AVENUE                AJO                AZ         85321
00000000000000049372      MASTERSON            9495 TWIN LAKES AVE            ORANGEVALE         CA         95662
00000000000000049484      MATHIEU              2601 LEE STREET                HOLLYWOOD          FL         33020
00000000000000049149      MATTINA              21S MERRICK RD                 MASSAPEQUA         NY         11758
00000000000000049186      MAXFIELD             1311 EUCLID AVENUE             SYRACUSE           NY         13224
00000000000000049115      MAXSOM               23 BAIER AVENUE                SOMERSET           NJ         08873
00000000000000049689      MAXWELL              652W AMOROSO DRIVE             GILBERT            AZ         85233
00000000000000050385      MAYNES               967 GROVE STREET               DENVER             CO         80204
00000000000000049972      MAZUR                6600 REBER RD                  ROME               NY         13440
00000000000000050024      MC                   3398 HEIDENREICH RD            ARCADIA            NY         14489
00000000000000049054      MCAULAY-HOLT         10419 BOOM RUN                 NEWCASTLE          CA         95658
00000000000000050338      MCAVINUE             517 BLYTHE AVENUE              DREXEL HILL        PA         19026

                    Curr Principal   Orig Principal                        Curr Note                   Maturity         Rem
Loan Number                Balance          Balance      LTV     Due Date       Rate         P-1 Pmt       Date        Term
00000000000000049403    142,974.33       144,000.00    0.80000                               1294.68    10/1/15
00000000000000050035     54,508.16        55,000.00    0.58000                                501.95    11/1/15
00000000000000048955     46,555.66        50,381.00    0.69000                                 459.8    11/1/15
00000000000000049433     73,219.96        73,500.00    0.70000                                677.94    10/1/15
00000000000000049294     59,407.98        59,667.00    0.43000                                517.43    12/1/15
00000000000000049267     34,847.87        35,000.00    0.46000                                303.52    12/1/15
00000000000000050132     12,519.30        12,560.00    0.80000                                127.32     1/1/11
00000000000000049052     51,840.24        52,471.00    0.37000                                455.03    11/1/15
00000000000000049809     54,884.80        55,000.00    0.46000                                 494.5     1/1/16
00000000000000050416     35,000.00        35,000.00    0.74000                                352.71     2/1/11
00000000000000048742     11,237.93        11,542.00    0.75000                                152.47     9/1/05
00000000000000050545     25,726.00        25,726.00    0.25000                                520.28     2/1/01
00000000000000049185     38,097.88        38,255.00    0.51000                                334.42     9/1/15
00000000000000049654     29,180.06        29,296.00    0.80000                                 263.4    12/1/15
00000000000000049919     23,404.00        23,500.00    0.38000                                214.47     1/1/16
00000000000000050220     21,300.00        21,300.00    0.52000                                211.63     1/1/11
00000000000000050228     32,836.46        33,000.00    0.38000                                322.84     1/1/11
00000000000000050021     54,893.14        55,000.00    0.35000                                473.49     1/1/16
00000000000000050222     58,591.36        58,710.00    0.72000                                505.42     1/1/16
00000000000000049158     45,720.45        46,155.00    0.80000                                371.05    11/1/10
00000000000000050293     17,643.00        17,643.00    0.80000                                222.45     2/1/06
00000000000000050606     75,000.00        75,000.00    0.75000                                 778.2     2/1/11
00000000000000049565     38,750.83        38,847.00    0.80000                                349.27    12/1/15
00000000000000049957     55,299.87        55,500.00    0.37000                                524.61     1/1/16
00000000000000050067     41,554.00        41,554.00    0.80000                                418.76     1/1/11
00000000000000049726     67,500.00        67,500.00    0.90000                                646.93    12/1/15
00000000000000050189     75,000.00        75,000.00    0.34000                                592.17     2/1/26
00000000000000049306     33,460.10        33,598.00    0.80000                                291.36    12/1/15
00000000000000049372     52,771.59        53,388.00    0.61000                                696.69    12/1/05
00000000000000049484     44,140.35        45,500.00    0.57000                                463.94     9/1/10
00000000000000049149     54,321.81        54,654.00    0.43000                                491.39    12/1/15
00000000000000049186     48,653.78        48,800.00    0.59000                                423.19    12/1/15
00000000000000049115     17,944.53        18,455.00    0.31000                                 237.3     9/1/05
00000000000000049689     16,906.95        17,000.00    0.60000                                179.58    12/1/10
00000000000000050385     33,109.00        33,109.00    0.47000                                333.66     2/1/11
00000000000000049972     51,468.00        51,468.00    0.75000                                 486.5     1/1/16
00000000000000050024     72,423.38        72,781.00    0.65000                                 682.7     1/1/16
00000000000000049054     92,376.87        92,986.00    0.56000                                806.37    11/1/15
00000000000000050338     80,000.00        80,000.00    0.75000                                608.91     2/1/11

3/19/96 BANKERS TRUST COMPANY - MORTGAGE SECURITIES TRUST SERVICES PAGE 15 OF 26

ACCOUNT:   796                MORTGAGE LOAN SCHEDULE
ISSUE:     HL9601                HOME LOAN 1996-1


Loan Number               Mortgager Name       Prop. Address                  City               State       Zip
00000000000000050213      MCCANN               108 LONG ISLAND AVE            YAPHANK            NY         11980
00000000000000050307      MCCARTER             185 LIPPETT STREET             PROVIDENCE         RI         02906
00000000000000050565      MCCAULEY             44124E LARCH MOUNTAIN RD       CORBETT            OR         97019
00000000000000049365      MCCLAIN              108-05 160TH STREET            JAMAICA            NY         11433
00000000000000050399      MCCRAE               120 WOODLAND AVE               TRENTON            NJ         08638
00000000000000049103      MCCULLOUGH           327 ELMWOOD AVE                NORTH TONAWANDA    NY         14120
00000000000000048941      MCFERRAN             8870 APRIL DRIVE               COLORADO SPRING    CO         80920
00000000000000049030      MCGINNIS             1216 RAINIER DRIVE             COLORADO SPRING    CO         80910
00000000000000049452      MCGUIGAN             RESERVOIR COURT                CARMEL             NY         10512
00000000000000049702      MCHUGH               187 PORTER LAKE DR             SPRINGFIELD        MA         01106
00000000000000050591      MCKENZIE             51N MALCOLM ST                 OSSING             NY         10562
00000000000000050081      MCLEOD               3355 LOCUST STREET             DENVER             CO         80207
00000000000000050424      MCMAHON              47 ARLINGTON ST                EVERETT            MA         02149
00000000000000048959      MCMURRAY             34 HAMPTON AVE                 PEQUANNOCK         NJ         07440
00000000000000049490      MCNALLY              9012 ASHTON RD                 PHILADELPHIA       PA         19136
00000000000000049213      MCNEIL               RR1 BOX 215                    EARLTON            NY         12058
00000000000000049385      MCNELLIS             7651E HAZELWOOD ST             SCOTTSDALE         AZ         85251
00000000000000049981      MCSHERRY             325 MARTIN DRIVE               BOULDER            CO         80303
00000000000000049398      MEDINA               78 HILLSIDE RD                 SPARTA             NJ         07871
00000000000000050480      MEISER               4115NE 14TH AVENUE             PORTLAND           OR         97211
00000000000000049079      MELISE               26B WATER VIEW DR              SMITHFIELD         RI         02828
00000000000000050241      MELROSE              63 DAKOTA TRAIL                BROWNS MILLS       NJ         08015
00000000000000049203      METAXOPOULOS         155 METHUEN STREET             LOWELL             MA         01850
00000000000000050015      MICHON               293 CROOKS AVE                 PATERSON           NJ         07503
00000000000000050163      MILLAN               146 WINCHESTER ST              DALY CITY          CA         94014
00000000000000047638      MILLER               1521E TULPEHOCKEN ST           PHILADELPHIA       PA         19138
00000000000000049168      MILLER               95 ENTRY BROOK DRIVE           SPRINGFIELD        MA         01108
00000000000000049926      MILLER               118 MAPLE HILL RD              WILMINGTON         DE         19804
00000000000000050633      MILLING              614 MAPLE STREET               LAKEHURST          NJ         08733
00000000000000049769      MILORIN              8 TEMPLE STREET                MEDFORD            MA         02155
00000000000000049370      MINIERI              4 HIGHLAND CRESCENT            DRYDEN             NY         13053
00000000000000050159      MIRONOVITCH          546 MCKINLEY STREET            PHILADELPHIA       PA         19111
00000000000000049297      MITCHELL             2615 BORDER CT                 CHESAPEAKE         VA         23324
00000000000000049613      MITCHELL             2418 CAVENDISH DR              ALEXANDRIA         VA         22308
00000000000000050140      MITCHELL             2759 RT 21 NORTH               WAYLAND            NY         14572
00000000000000050212      MITCHELL             117-26 202ND STREET            ST ALBANS          NY         11412
00000000000000050294      MIUCCIO              35 ROCKWELL AVENUE             STATEN ISLAND      NY         10305
00000000000000048886      MONGIELLO            119 HOLLYWOOD DR               OAKDALE            NY         11769
00000000000000050160      MONROE               1953 SUSAN STREET              LAS VEGAS          NV         89106

                    Curr Principal   Orig Principal                        Curr Note                   Maturity         Rem
Loan Number                Balance          Balance      LTV     Due Date       Rate         P-1 Pmt       Date        Term
00000000000000050213      89,920.00       89,920.00    0.73000                                837.59     2/1/16
00000000000000050307      66,600.00       66,600.00    0.74000                                549.84     2/1/26
00000000000000050565      60,539.00       60,539.00    0.80000                                552.11     2/1/16
00000000000000049365      69,870.63       70,000.00    0.70000                                629.36    12/1/15
00000000000000050399      73,555.66       74,250.00    0.75000                                730.74    11/1/10
00000000000000049103      24,450.48       24,650.00    0.64000                                249.88    11/1/10
00000000000000048941      24,614.22       25,000.00    0.58000                                316.56    11/1/05
00000000000000049030      20,835.77       21,000.00    0.76000                                212.88    11/1/10
00000000000000049452      31,925.84       32,000.00    0.39000                                405.19    12/1/05
00000000000000049702      34,732.80       34,814.00    0.46000                                267.45    12/1/10
00000000000000050591     137,455.00      137,455.00    0.70000                               1085.29     2/1/11
00000000000000050081      51,183.73       51,200.00    0.80000                                444.01     1/1/16
00000000000000050424      58,393.93       58,900.00    0.50000                                 552.5     2/1/16
00000000000000048959     107,470.57      108,000.00    0.80000                                978.67     9/1/15
00000000000000049490      17,909.90       18,000.00    0.23000                                164.28    12/1/15
00000000000000049213      64,732.72       65,000.00    0.44000                                563.68    12/1/15
00000000000000049385      24,672.95       25,000.00    0.22000                                 216.8    12/1/15
00000000000000049981      55,141.56       55,212.00    0.66000                                443.86     1/1/11
00000000000000049398      13,114.55       13,592.00    0.80000                                124.49    10/1/15
00000000000000050480      72,000.00       72,000.00    0.80000                                 615.3     2/1/16
00000000000000049079      89,679.75       90,000.00    0.64000                                763.35    11/1/25
00000000000000050241      53,604.43       54,000.00    0.77000                                570.42    12/1/10
00000000000000049203      22,151.02       22,499.00    0.55000                                284.89    11/1/05
00000000000000050015     107,666.00      107,840.00    0.67000                                914.66    11/1/25
00000000000000050163     103,319.35      103,557.00    0.65000                                964.62     1/1/16
00000000000000047638      44,223.71       44,500.00    0.72000                                 400.1     8/1/15
00000000000000049168      38,692.76       39,100.00    0.75000                                413.03    11/1/10
00000000000000049926      79,390.77       80,000.00    0.80000                                693.76     1/1/16
00000000000000050633      50,843.52       51,000.00    0.75000                                442.27    12/1/15
00000000000000049769      43,317.63       43,554.00    0.36000                                446.96    12/1/10
00000000000000049370      47,462.07       47,773.00    0.80000                                484.27    12/1/10
00000000000000050159      24,665.78       24,792.00    0.41000                                237.61     1/1/16
00000000000000049297      30,887.15       31,000.00    0.55000                                268.83    12/1/15
00000000000000049613      32,748.28       32,750.00    0.16000                                298.89    12/1/15
00000000000000050140      26,700.00       26,700.00    0.70000                                240.06     2/1/16
00000000000000050212      72,711.00       72,711.00    0.68000                                682.05     2/1/16
00000000000000050294      73,473.00       73,473.00    0.64000                                632.51     2/1/16
00000000000000048886      27,825.26       27,900.00    0.21000                                231.56    11/1/10
00000000000000050160      53,196.79       53,500.00    0.63000                                453.38     1/1/11

3/19/96 BANKERS TRUST COMPANY - MORTGAGE SECURITIES TRUST SERVICES PAGE 16 OF 26

ACCOUNT:   796                MORTGAGE LOAN SCHEDULE
ISSUE:     HL9601                HOME LOAN 1996-1


Loan Number               Mortgager Name       Prop. Address                  City               State       Zip
00000000000000050298      MONTOYA              622N CORONA STREET             COLORADO SPRING    CO         80903
00000000000000048701      MOONEY               2408N OLD POND LANE            ROUND LAKE BEAC    IL         60073
00000000000000050380      MOORE                19 MATTHEWS AVE                WEST BABYLON       NY         11704
00000000000000050151      MORENO               2009E HANCOCK VISTA            TUSCON             AZ         85713
00000000000000049835      MORGAN               1912 CARPENTER ST              PHILADELPHIA       PA         19146
00000000000000049807      MORGENSTERN          1905 STRAWBRIDGE DR            LIBRARY            PA         15129
00000000000000048877      MOROZ                63 WATER STREET                BARNEGAT           NJ         08005
00000000000000049357      MORSE                86 DOCK STREET                 SAUGERTIES         NY         12477
00000000000000048919      MOSCATO              30 KEJARO COURT                CENTEREACH         NY         11720
00000000000000049915      MOSHER               2860 EPOLITO ROAD              FREDONIA           NY         14063
00000000000000050237      MOTTA                3 DORADO COURT                 LAUREL SPRINGS     NJ         08021
00000000000000050301      MUNROE               30 ANCHORAGE RD                WARWICK            RI         02889
00000000000000049924      MURDOCH              12 SHERIDAN STREET             FULTON             NY         13069
00000000000000048996      MURILLO              1407W CORTLAND AVE             FRESNO             CA         93705
00000000000000048906      MURNAGHAN            12 ST CHARLES AVENUE           PLYMOUTH           MA         02381
00000000000000049612      MURPHY               50 WINDSOR RD                  PAWTUCKET          RI         02861
00000000000000050616      MURTHA               69 COWLES AVE                  YONKERS            NY         10704
00000000000000050601      MYERS                515E 11TH STREET               NORTHHAMPTON       PA         18067
00000000000000050719      NACK                 8501 WELLINGTON AVE            MARGATER           NJ         08402
00000000000000049791      NARDI                23 HARDING WAY                 MONROE             NY         10950
00000000000000050464      NEAGLEY              7618 WOODSIDE AVE              HARRISBURG         PA         17112
00000000000000050043      NEGRON               22 JACKSON STREET              BRENTWOOD          NY         11717
00000000000000050641      NELSON               7654S DATURA CIRCLE            LITTLETON          CO         80120
00000000000000048907      NEUNDER              31 MARICREST DR                AMHGERST           NY         14228
00000000000000049151      NEVINS               1410 SANTA FE MOUNTN RD        EVERGREEN          CO         80439
00000000000000050685      NICHOLAUS            98 ARNOLD ST                   PROVIDENCE         RI         02906
00000000000000049872      NICHOLS              BOX 84 MILL ST                 HENDERSON          NY         13650
00000000000000048829      NIGAI                21 TWIN BRIDGE RD              LIBERTY            NY         12754
00000000000000050509      NIMETZ               220 HUNTER ST                  WOODBURY           NJ         08096
00000000000000050351      NOON                 51 PARK AVENUE                 WARWICK            RI         02889
00000000000000049536      NUNEZ                724 DELMAR WAY                 RENO               NV         89509
00000000000000049964      O'ROURKE             538 HIGH STREET                MONROE             NY         10950
00000000000000049780      OBRIEN               2896 GARWOOD ROAD              ERIAL              NJ         08081
00000000000000050692      OLEA                 1221W NELSON RD                AJO                AZ         85321
00000000000000050639      OLENWINE             221N LAW STREET                ALLENTOWN          PA         18102
00000000000000048716      OLIVA                365 MONTREAL AVENUE            STATEN ISLAND      NY         10306
00000000000000049879      OLLIVER              3 STRAWBERRY CT                WHITEHOUSE STAT    NJ         08889
00000000000000050167      OLMSTEAD             4875W LAKE ROAD                CAZENOVIA          NY         13035
00000000000000050409      ONEAL                14520 SOAPWEED RD              CALHAN             CO         80808

                    Curr Principal   Orig Principal                        Curr Note                   Maturity         Rem
Loan Number                Balance          Balance      LTV     Due Date       Rate         P-1 Pmt       Date        Term
00000000000000050298     45,789.27        45,942.00    0.61000                                381.14     2/1/16
00000000000000048701     29,855.64        30,000.00    0.80000                                 322.2    10/1/10
00000000000000050380     75,002.00        75,002.00    0.60000                                586.83     2/1/26
00000000000000050151     28,619.59        28,708.00    0.68000                                258.11     1/1/16
00000000000000049835     44,782.17        44,900.00    0.77000                                389.37     1/1/16
00000000000000049807     99,952.86       100,000.00    0.80000                                768.21     1/1/11
00000000000000048877     16,301.07        16,497.00    0.80000                                170.78     9/1/10
00000000000000049357     25,688.55        26,000.00    0.38000                                332.18    12/1/05
00000000000000048919    102,881.80       103,000.00    0.69000                                820.63    11/1/25
00000000000000049915     27,878.08        28,000.00    0.56000                                362.16     1/1/06
00000000000000050237     33,103.58        33,237.00    0.80000                                298.83    12/1/15
00000000000000050301     52,900.00        52,900.00    0.59000                                455.41     2/1/16
00000000000000049924     32,942.37        33,500.00    0.45000                                415.18     1/1/06
00000000000000048996     41,756.28        42,000.00    0.70000                                377.62    11/1/15
00000000000000048906     83,569.29        84,000.00    0.80000                                728.44    11/1/15
00000000000000049612     66,719.01        66,900.00    0.76000                                580.16    12/1/15
00000000000000050616    105,748.00       105,748.00    0.70000                                888.42     2/1/11
00000000000000050601     17,500.00        17,500.00    0.76000                                175.32     2/1/11
00000000000000050719    186,320.31       186,600.00    0.50000                               1677.69     1/1/16
00000000000000049791     53,255.42        53,300.00    0.36000                                463.82     1/1/10
00000000000000050464     59,139.00        59,139.00    0.64000                                509.12     2/1/16
00000000000000050043     74,655.88        74,706.00    0.75000                                589.85     1/1/26
00000000000000050641     18,943.00        18,943.00    0.76000                                189.78     2/1/11
00000000000000048907    103,016.80       103,548.00    0.71000                                897.96    11/1/15
00000000000000049151     61,512.03        61,556.00    0.80000                                585.75    11/1/10
00000000000000050685    109,300.00       109,300.00    0.87000                                764.25     2/1/26
00000000000000049872     17,025.14        17,166.00    0.50000                                176.16     1/1/11
00000000000000048829     43,212.52        43,988.00    0.73000                                432.91    11/1/10
00000000000000050509     12,593.54        12,616.00    0.80000                                   106    12/1/10
00000000000000050351     12,771.37        12,841.00    0.29000                                126.38     2/1/11
00000000000000049536     20,709.21        21,105.00    0.70000                                263.37    12/1/05
00000000000000049964     32,091.95        32,207.00    0.39000                                289.57     1/1/16
00000000000000049780     87,206.00        88,000.00    0.77000                                763.13    11/1/15
00000000000000050692     32,834.00        32,834.00    0.46000                                305.85     2/1/16
00000000000000050639     31,500.00        31,500.00    0.75000                                 269.2     2/1/16
00000000000000048716     33,391.49        33,604.00    0.64000                                340.64    11/1/10
00000000000000049879     45,332.01        45,400.00    0.79000                                408.19    11/1/15
00000000000000050167     24,815.96        25,000.00    0.64000                                210.04     2/1/11
00000000000000050409     59,633.46        60,000.00    0.33000                                435.67     2/1/11

3/19/96 BANKERS TRUST COMPANY - MORTGAGE SECURITIES TRUST SERVICES PAGE 17 OF 26

ACCOUNT:   796                MORTGAGE LOAN SCHEDULE
ISSUE:     HL9601                HOME LOAN 1996-1


Loan Number               Mortgager Name       Prop. Address                  City               State       Zip
00000000000000050315      OROSCO               1036N AIRPORT WAY              STOCKTON           CA         95205
00000000000000049737      ORTEGA               4325 ADAMS STREET              DENVER             CO         80216
00000000000000049217      OSTRANDER            557 MANORVILLE RD              SAUGERTIES         NY         12477
00000000000000049032      OWENS                225E BROAD ST                  BETHLEHEM          PA         18018
00000000000000050510      PADILLA              1127 43RD STREET               NORTH BERGEN       NJ         07047
00000000000000049944      PAGAN                746 HOLLY LANE                 MOUNT HOLLY        NJ         08060
00000000000000048663      PAGLIARULO           3 EASTWOOD DR                  NORTH BABYLON      NY         11703
00000000000000049216      PALLADINI            22 DALE DRIVE                  OAKDALE            NY         11769
00000000000000049687      PALMER               375 CRESTVIEW DRIVE            SANTA CLARA        CA         95050
00000000000000049941      PALMER               44 CLEREMONT AVE               IRVINGTON          NJ         07111
00000000000000048944      PARIS                12 CAROL AVENUE                PEMBROKE           MA         02359
00000000000000049111      PARKER               25 WOOD LAKE DRIVE             PISCATAWAY         NJ         08854
00000000000000049535      PARKS                RD4 BOX 234                    TARENTUM           PA         15084
00000000000000048904      PASTOR               48 ASCOLESE ROAD               TRUMBULL           CT         06611
00000000000000049955      PATTERSON            114 MALWOOD AVE                DRACUT             MA         01826
00000000000000050697      PATTERSON            9175W ST JOHN RD               PEORIA             AZ         85382
00000000000000048820      PAYNE                27 TARN DRIVE                  MORRIS PLAINS      NJ         07950
00000000000000050613      PEGAS                531 POWELL ST                  BROOKLYN           NY         11212
00000000000000049291      PELLECHIA            8225 STAPLETON AVE             LAS VEGAS          NV         89128
00000000000000050441      PENDLETON            621 WESTMINSTER AVE            ELIZABETH          NJ         07208
00000000000000049664      PERDOMO              84 CYPRESS DR                  COLONIA            NJ         07067
00000000000000049123      PEREYRA              20 DREXEL HILL DRIVE           KENDALL PARK       NJ         08824
00000000000000049614      PEREZ                637 ROUTE #31                  JORDAN             NY         13080
00000000000000049898      PEREZ                241-15 149TH AVENUE            ROSEDALE           NY         11422
00000000000000049352      PERKS                50 COLONY DRIVE                WEST SAYVILLE      NY         11796
00000000000000050391      PERSIN               131 BIRCH STREET               IMPERIAL           PA         15126
00000000000000048883      PERSON               40 NOTCH CROFT DRIVE           LITTLE FALLS       NJ         07424
00000000000000049354      PETERSON             4566 STATE HWY #30             AMSTERDAM          NY         12010
00000000000000050296      PETERSON             11939N HIGH STREET             NORTH GLENN        CO         80233
00000000000000049047      PHILCOX              6824 65TH PLACE                RIDGEWOOD          NY         11385
00000000000000050256      PHILLIPS             141 SPINDLE HILL RD            WOLCOTT            CT         06716
00000000000000050366      PHILLIPS             8229 WILLIAMS AVENUE           PHILADELPHIA       PA         19150
00000000000000050375      PHILLIPS             119 PLEASANT VALLEY ST         METHUEN            MA         01844
00000000000000049333      PHOENIX              5 BARTER CREEK                 KITTERY            ME         03905
00000000000000049182      PICCIONE             59 BAKER AVE                   BERKELEY HEIGHT    NJ         07922
00000000000000048889      PICKRON              2512N TEJON STREET             COLORADO SPRING    CO         80907
00000000000000049179      PINNEY               65E MAIN STREET                CUBA               NY         14727
00000000000000049662      PIONTEK              16 ASPERULA DRIVE              SICKLERVILLE       NJ         08081
00000000000000049225      PIVA                 42 REYNOLDS STREET             ATTLEBORO          MA         02703

                    Curr Principal   Orig Principal                        Curr Note                   Maturity         Rem
Loan Number                Balance          Balance      LTV     Due Date       Rate         P-1 Pmt       Date        Term
00000000000000050315     25,000.00        25,000.00    0.34000                                253.42     2/1/11
00000000000000049737     33,958.22        34,000.00    0.69000                                294.85    12/1/15
00000000000000049217     35,721.22        35,929.00    0.70000                                311.58    12/1/15
00000000000000049032     54,549.74        55,000.00    0.60000                                541.29    11/1/10
00000000000000050510     29,214.42        29,400.00    0.76000                                298.02    12/1/10
00000000000000049944     66,777.18        67,000.00    0.69000                                633.31    11/1/15
00000000000000048663    131,607.28       131,700.00    0.73000                               1011.73    11/1/10
00000000000000049216    115,999.28       116,000.00    0.80000                                891.12    12/1/10
00000000000000049687     63,542.16        63,700.00    0.80000                                572.72    12/1/15
00000000000000049941     74,498.56        75,002.00    0.79000                                738.14    11/1/10
00000000000000048944     42,575.52        42,922.00    0.80000                                435.09    11/1/10
00000000000000049111     73,665.94        75,000.00    0.55000                                964.34     9/1/05
00000000000000049535     45,693.82        45,915.00    0.68000                                451.88    12/1/10
00000000000000048904    111,796.34       112,000.00    0.64000                                892.33    11/1/25
00000000000000049955     62,912.50        63,000.00    0.79000                                506.46     1/1/11
00000000000000050697     20,000.00        20,000.00    0.18000                                201.55     2/1/11
00000000000000048820     77,009.42        77,600.00    0.59000                                702.69     9/1/15
00000000000000050613     56,459.00        56,459.00    0.55000                                681.73     2/1/06
00000000000000049291     12,697.26        13,000.00    0.79000                                131.78    12/1/10
00000000000000050441    102,639.16       103,532.00    0.80000                                930.84    12/1/15
00000000000000049664     35,075.75        35,266.00    0.80000                                317.08    10/1/15
00000000000000049123     27,145.73        27,755.00    0.73000                                287.32     9/1/10
00000000000000049614     21,737.91        22,000.00    0.76000                                223.01    12/1/10
00000000000000049898     29,969.28        30,000.00    0.80000                                304.11     1/1/16
00000000000000049352     79,760.12        80,000.00    0.70000                                719.27    12/1/15
00000000000000050391     12,068.00        12,068.00    0.14000                                152.81     2/1/06
00000000000000048883     84,316.18        85,000.00    0.50000                                837.24     9/1/15
00000000000000049354     44,776.77        45,000.00    0.71000                                475.35    12/1/10
00000000000000050296     12,000.00        12,000.00    0.73000                                120.93     2/1/11
00000000000000049047     44,743.27        45,000.00    0.31000                                431.29    11/1/15
00000000000000050256     61,692.00        61,692.00    0.50000                                777.83     2/1/06
00000000000000050366     50,900.00        50,900.00    0.80000                                438.19     2/1/16
00000000000000050375     59,702.13        60,000.00    0.58000                                608.21     2/1/11
00000000000000049333     57,376.57        57,706.00    0.80000                                518.83    12/1/15
00000000000000049182    104,476.24       105,000.00    0.46000                               1030.73     9/1/15
00000000000000048889     85,683.20        86,250.00    0.75000                                848.84    11/1/10
00000000000000049179     45,352.20        45,500.00    0.70000                                409.09    12/1/15
00000000000000049662     23,728.30        24,000.00    0.80000                                219.81    10/1/15
00000000000000049225     23,494.94        23,781.00    0.80000                                241.07    11/1/10

3/19/96 BANKERS TRUST COMPANY - MORTGAGE SECURITIES TRUST SERVICES PAGE 18 OF 26

ACCOUNT:   796                MORTGAGE LOAN SCHEDULE
ISSUE:     HL9601                HOME LOAN 1996-1


Loan Number               Mortgager Name       Prop. Address                  City               State       Zip
00000000000000048817      PLACE                210 OAKDALE AVENUE             VILLAS             NJ         08251
00000000000000047947      PLANT                18 NORTH STREET                DOUGLAS            MA         01516
00000000000000049810      PLOTNICK             6624 LARCHWOOD LANE            LAS VEGAS          NV         89103
00000000000000049069      PLUNKETT             828 88TH STREET                NIAGARA FALLS      NY         14304
00000000000000050346      PLUNKETT             3 ROSEWELL AVENUE              SHORHAM            NY         11786
00000000000000049201      PODMIJERSKY          15 PODMIJERSKY RD              HUDSON             NY         12534
00000000000000049582      POMIERNY             16E JACKSONVILLE AVE           VILLAS             NJ         08251
00000000000000048751      PONS                 5 COPPERFIELD RD               SCOTCH PLAINS      NJ         07076
00000000000000049100      POOLE                8923 BRACKEN CLIFF CT          LAS VEGAS          NV         89129
00000000000000049748      PORTO                7 FILLMORE PL                  BROOKLYN           NY         11211
00000000000000048646      POTTER               RD 1 BOX 57 RD                 HARTWICK           NY         13378
00000000000000048987      POWERS               147 HIGHLAND STREET            BERLIN             MA         01503
00000000000000050513      POWERS               135E LINDSLEY RD               CEDAR GROVE        NJ         07009
00000000000000048795      PRENTICE             53 LAKEVIEW RD                 PLYMOUTH           CT         06786
00000000000000048738      PRESCOTT             15 BLEECKER STREET             BROOKLYN           NY         11221
00000000000000050233      PREVITI              1218 NEW LONDON TPK            GLASTONBURY        CT         06033
00000000000000049105      PRISCO               961 CEDAR COURT                FRANKLIN SQUARE    NY         11010
00000000000000049617      PRIVETTE             7456 BRIAR RD                  PHILADELPHIA       PA         19138
00000000000000050448      PRUSINOWSKI          109 PROSPECT STREET            CANASTOTA          NY         13021
00000000000000050034      PUGH                 921 BENTLEY ROAD               LINDENWOLD         NJ         08021
00000000000000048846      PUGLISE              84 HOLIDAY PARK DRIVE          CENTEREACH         NY         11720
00000000000000049321      PURSELL              1122 TENNESSEE AVE             BENSALEM           PA         19020
00000000000000049884      PUTANSU              CLARK ISLAND RD                SPRUCE HEAD        ME         04859
00000000000000048869      QUAGLIENI            26 SUNRISE DR                  STONY POINT        NY         10980
00000000000000049402      QUARLES              117E SOMERDALE RD              SOMERDALE          NJ         08283
00000000000000048618      QUIGLEY              282 BRIGHTON ST                STATEN ISLAND      NY         10307
00000000000000049779      QUIGLEY              50 FLANNIGAN DR                HOWELL             NJ         07731
00000000000000049243      QUIMBY               155 WARREN STREET              LACONIA            NH         03246
00000000000000048811      QUINN                405 COLD SPRING AVE            OAKLYN             NJ         08107
00000000000000049477      RADTKE               103 BUCHLAND RD                EPHRATA            PA         17522
00000000000000048643      RAIA                 92 LUDWIG LANE                 STATEN ISLAND      NY         10303
00000000000000050274      RAMIREZ              249 LIBERTY ST                 PATERSON           NJ         07522
00000000000000049817      RANDALL              51S FOURTH ST                  OLD TOWN           ME         04468
00000000000000049163      RANDOLPH             46 HUBBARD PLACE               BROOKLYN           NY         11210
00000000000000049157      RASCHE               928E CARDINAL DRIVE            SUNNYVALE          CA         94087
00000000000000050270      RAVENEAU             18 PARNELL PLACE               JERSEY CITY        NJ         07305
00000000000000049176      RAYNER               3855 SHEARWATER DR             RENO               NV         89506
00000000000000049172      RECORDS              100 PROSPECT AVE               NORTH KINGSTOWN    RI         02852
00000000000000050083      REED                 BARNES ROAD                    ALBION             ME         04910

                    Curr Principal   Orig Principal                        Curr Note                   Maturity         Rem
Loan Number                Balance          Balance      LTV     Due Date       Rate         P-1 Pmt       Date        Term
00000000000000048817     51,152.60        51,500.00    0.71000                                 450.2     9/1/15
00000000000000047947    113,083.31       113,600.00    0.79000                               1011.16     9/1/15
00000000000000049810     94,610.92        95,000.00    0.75000                                823.84     1/1/16
00000000000000049069     33,130.45        33,500.00    0.61000                                321.07    11/1/15
00000000000000050346     24,000.00        24,000.00    0.78000                                241.86     2/1/11
00000000000000049201     23,857.94        24,000.00    0.65000                                238.46    12/1/10
00000000000000049582     38,646.42        38,800.00    0.56000                                382.18    10/1/15
00000000000000048751     34,757.33        35,025.00    0.80000                                317.16     9/1/15
00000000000000049100     49,985.03        50,368.00    0.80000                                452.86    11/1/15
00000000000000049748     20,667.54        20,839.00    0.41000                                207.05     1/1/11
00000000000000048646     24,002.86        24,150.00    0.58000                                228.28    11/1/15
00000000000000048987     43,775.72        44,000.00    0.71000                                446.02    11/1/10
00000000000000050513     73,854.40        74,000.00    0.80000                                665.33    12/1/15
00000000000000048795     85,979.15        89,600.00    0.80000                                777.01    11/1/15
00000000000000048738    112,165.39       112,500.00    0.75000                                896.32    11/1/25
00000000000000050233     59,699.52        59,900.00    0.43000                                586.01     2/1/11
00000000000000049105     49,498.07        50,002.00    0.37000                                633.14    11/1/05
00000000000000049617     42,110.81        42,201.00    0.65000                                385.14    12/1/15
00000000000000050448     45,500.00        45,500.00    0.70000                                438.79     2/1/16
00000000000000050034     79,955.42        80,000.00    0.80000                                637.38    11/1/25
00000000000000048846     74,314.54        75,062.00    0.76000                                728.21    11/1/10
00000000000000049321     80,156.01        80,500.00    0.57000                                771.52    12/1/15
00000000000000049884     27,962.04        28,000.00    0.56000                                251.75     1/1/16
00000000000000048869     29,908.81        30,000.00    0.41000                                241.18    11/1/10
00000000000000049402     95,346.65        96,000.00    0.80000                                863.12    10/1/15
00000000000000048618     85,499.43        86,000.00    0.64000                                745.79    10/1/15
00000000000000049779     93,245.21        94,000.00    0.65000                                857.88    11/1/15
00000000000000049243     69,838.69        69,914.00    0.72000                                557.02    12/1/25
00000000000000048811     72,189.66        72,400.00    0.78000                                574.75     9/1/10
00000000000000049477     21,901.57        22,007.00    0.80000                                223.08    12/1/10
00000000000000048643     96,022.16        97,000.00    0.67000                                954.63    11/1/10
00000000000000050274     63,773.70        64,000.00    0.80000                                555.01    12/1/15
00000000000000049817     18,000.00        18,000.00    0.68000                                182.47    12/1/10
00000000000000049163     68,841.46        68,862.00    0.41000                                597.17    12/1/15
00000000000000049157     13,866.45        14,000.00    0.32000                                 139.1    11/1/10
00000000000000050270     32,843.72        33,000.00    0.60000                                324.78    12/1/10
00000000000000049176     88,065.00        88,386.00    0.76000                                766.48    11/1/15
00000000000000049172     21,133.18        21,333.00    0.65000                                266.22    11/1/05
00000000000000050083     43,239.57        43,375.00    0.59000                                458.19     1/1/11

3/19/96 BANKERS TRUST COMPANY - MORTGAGE SECURITIES TRUST SERVICES PAGE 19 OF 26

ACCOUNT:   796                MORTGAGE LOAN SCHEDULE
ISSUE:     HL9601                HOME LOAN 1996-1


Loan Number               Mortgager Name       Prop. Address                  City               State       Zip
00000000000000049953      REHDER               7817W 102ND STREET             PALPS HILLS        IL         60465
00000000000000049591      REMOLINO             40 ROSS STREET                 CLARK              NJ         07066
00000000000000050420      RENEL                4125N TORREY PINES DR          LAS VEGAS          NV         89108
00000000000000049254      RESCIGNO             225 MCNEIL STREET              SAYVILLE           NY         11782
00000000000000050271      RETZLAFF             90 JF KENNEDY DRIVE            MILLTOWN           NJ         08850
00000000000000049773      REYES                11 NEW LAWN AVE                KEARNY             NJ         07032
00000000000000050057      RIBEZZO              31 NAHANT STREET               PROVIDENCE         RI         02904
00000000000000050696      RICKETTS             5725 ELMWOOD AVE               PHILADELPHIA       PA         19143
00000000000000050066      RIDING               935 ROCKDALE AVE               NEW BEDFORD        MA         02240
00000000000000049332      RIHN                 2113 LOCUST &7621 ROSLYN       PITTSBURGH         PA         15213
00000000000000049930      RINGER               11 WESTON AVE                  HUDSON FALLS       NY         12839
00000000000000048866      RITCHEY              41 COLONY OAKS DRIVE           PITTSBURGH         PA         15209
00000000000000048619      RIVERA               224 ROBINSON AVE               STATEN ISLAND      NY         10312
00000000000000050138      RIZZO                32 MOORE STREET                NEW HYDE PARK      NY         11040
00000000000000050640      ROBERGE              15 KATHY AVE                   DRACUT             MA         01826
00000000000000048893      ROBERTSON            91S 14TH AVENUE DRIVE          BRIGHTON           CO         80601
00000000000000049305      ROBINSON             469 MARBELLA LANE              VACAVILL           CA         95688
00000000000000049840      ROBINSON             218 INFIELD ST                 BRIDGEPORT         CT         06606
00000000000000049195      ROCKINGHAM           232 LAFAYETTE AVE              PEMBERTON          NJ         08068
00000000000000050059      ROCKWELL             53 DAVID DRIVE                 EAST HAVEN         CT         06512
00000000000000048671      RODRIGUEZ            5012E 12TH WAY                 THORNTON           CO         80241
00000000000000049238      RODRIGUEZ            5790E HOLLAND AVE              FRESNO             CA         93727
00000000000000050717      RODRIGUEZ-PEREZ      25 SIDNEY AVE                  RUTHERFORD         NJ         07070
00000000000000048847      ROLLINS              100 28 205TH STREET            HOLLIS             NY         11423
00000000000000049319      ROMO                 40 VELDA ROSE LANE             SPARKS             NV         89436
00000000000000049694      ROONEY               1083E FREMONT CIRCLE N         LITTLETON          CO         80122
00000000000000050629      ROSENBLATT           422 LOCUST AVE                 LINDENWOLD         NJ         08021
00000000000000048850      ROSS                 725 BAYBERRY RD                FRANKLIN SQUARE    NY         11010
00000000000000049441      ROSS                 95 FANEUIL PLACE               NEW ROCHELLE       NY         10801
00000000000000048898      ROTH                 45-21 157TH STREET             FLUSHING           NY         11355
00000000000000050372      ROTHAR               69 FAIRVIEW AVE                ISLIP TERRACE      NY         11752
00000000000000049804      ROUMANOS             4517 DEL MONTE AVE             LAS VEGAS          NV         89102
00000000000000049114      ROUNTREE             55W RAYMOND AVENUE             ROOSEVELT          NY         11575
00000000000000050282      RUBERTO              91 SAWYER AVENUE               STATEN ISLAND      NY         10314
00000000000000049719      RUDD                 3723W 60TH STREET              CHICAGO            IL         60629
00000000000000049483      RUDOLPH              3921 KENWOOD RD                ONEIDA             NY         13421
00000000000000050023      RUDOLPH              20 FREUND DRIVE                NANUET             NY         10954
00000000000000048879      RUHNKE               914 SINCLAIR AVE               LANOKA HARBOR      NJ         08734
00000000000000050539      RUSSELL              42 HIGH STREET                 LISBON FALLS       ME         04252

                    Curr Principal   Orig Principal                        Curr Note                   Maturity         Rem
Loan Number                Balance          Balance      LTV     Due Date       Rate         P-1 Pmt       Date        Term
00000000000000049953     19,889.07        20,000.00    0.67000                                 264.2     1/1/06
00000000000000049591     37,933.13        38,756.00    0.80000                                398.88    10/1/10
00000000000000050420     29,500.00        29,500.00    0.78000                                297.29     2/1/11
00000000000000049254     30,441.95        30,555.00    0.80000                                274.72    12/1/15
00000000000000050271     22,282.25        22,300.00    0.80000                                179.28    12/1/10
00000000000000049773     15,358.93        15,516.00    0.80000                                196.47    11/1/05
00000000000000050057     28,059.33        28,100.00    0.32000                                269.32     1/1/16
00000000000000050696     36,000.00        36,000.00    0.80000                                307.65     2/1/16
00000000000000050066     21,824.38        22,000.00    0.79000                                278.57     1/1/06
00000000000000049332     58,141.78        58,500.00    0.65000                                507.31    12/1/15
00000000000000049930     44,920.13        45,000.00    0.59000                                419.17     1/1/16
00000000000000048866     11,865.72        12,000.00    0.46000                                151.95    11/1/05
00000000000000048619     36,819.64        37,000.00    0.24000                                 379.7    11/1/10
00000000000000050138     71,382.00        71,382.00    0.41000                                614.51     2/1/16
00000000000000050640     29,173.00        29,173.00    0.64000                                292.26     2/1/11
00000000000000048893     37,729.47        37,922.00    0.69000                                340.96    11/1/15
00000000000000049305     70,974.90        71,435.00    0.41000                                703.04    12/1/10
00000000000000049840     67,698.82        68,106.00    0.65000                                590.61    12/1/15
00000000000000049195     71,254.09        71,354.00    0.80000                                587.02    10/1/10
00000000000000050059     45,024.53        45,196.00    0.38000                                 444.8     1/1/11
00000000000000048671     13,748.63        14,000.00    0.80000                                180.01    10/1/05
00000000000000049238     73,372.97        73,600.00    0.80000                                 565.4    11/1/10
00000000000000050717    122,526.20       123,000.00    0.65000                               1028.06    12/1/15
00000000000000048847     39,231.59        39,409.00    0.30000                                359.66    11/1/15
00000000000000049319     63,411.16        63,568.00    0.60000                                571.53    12/1/15
00000000000000049694     68,401.25        68,746.00    0.70000                                696.86    12/1/10
00000000000000050629     35,440.48        35,440.00    0.42000                                363.69    12/1/10
00000000000000048850     50,855.28        51,300.00    0.58000                                 541.9    11/1/10
00000000000000049441     91,138.76        91,500.00    0.41000                                835.06    12/1/15
00000000000000048898     67,330.35        67,867.00    0.34000                                588.54    11/1/15
00000000000000050372    100,000.00       100,000.00    0.65000                               1049.67     2/1/11
00000000000000049804     33,878.54        34,000.00    0.80000                                305.69    12/1/15
00000000000000049114     83,268.96        83,413.00    0.74000                                749.96    12/1/15
00000000000000050282     52,000.00        52,000.00    0.78000                                467.53     2/1/16
00000000000000049719     47,478.95        47,640.00    0.60000                                466.07    12/1/15
00000000000000049483     27,869.46        28,000.00    0.42000                                287.34    12/1/10
00000000000000050023     22,000.00        22,000.00    0.47000                                223.01     2/1/11
00000000000000048879     60,307.77        60,650.00    0.80000                                492.38     9/1/10
00000000000000050539     70,700.00        70,700.00    0.70000                                604.19     2/1/16

3/19/96 BANKERS TRUST COMPANY - MORTGAGE SECURITIES TRUST SERVICES PAGE 20 OF 26

ACCOUNT:   796                MORTGAGE LOAN SCHEDULE
ISSUE:     HL9601                HOME LOAN 1996-1


Loan Number               Mortgager Name       Prop. Address                  City               State       Zip
00000000000000050542      RUTIGLIANO           162 BOYLE RD                   SELDEN             NY         11784
00000000000000049164      RYAN                 12661W DAKOTA DRIVE            LAKEWOOD           CO         80228
00000000000000049752      SACKEN               4 SIXTH STREET                 PARK RIDGE         NJ         07656
00000000000000050075      SALDIVAR             4841E ILLINOIS AVENUE          FRESNO             CA         93727
00000000000000048909      SALEMO               13 GREENWAY RD                 SLOATSBURG         NY         10974
00000000000000048977      SALG                 45 DURHAMOC LANE               NORTH BABYLON      NY         11703
00000000000000049307      SAMESHIMA            4469 DRIFTWOOD PL              BOULDER            CO         80301
00000000000000050295      SANCHEZ              2018S OSCEOLA WAY              DENVER             CO         80219
00000000000000050198      SAND                 82 SUNRISE LANE                LEVITTOWN          NY         11756
00000000000000049230      SANTONE              215- 216 STEEL STREET          HANNASTOWN         PA         15635
00000000000000050019      SANTOPIETRO          717 3RD STREET                 UNION BEACH        NJ         07735
00000000000000049529      SANTOS               4145 AUTUMN COURT              BOULDER            CO         80304
00000000000000049942      SANTOS               84 BERGEN AVE                  KEARNY             NJ         07032
00000000000000050036      SAPANARA             2617E 26TH STREET              BROOKLYN           NY         11235
00000000000000050600      SAWTELLE             1 PARK CIRCLE                  CRAWFORD           NY         12549
00000000000000049374      SCALOGNA             88-27 ELDERTS LANE             WOODHAVEN          NY         11421
00000000000000050052      SCHERER              9122 CYPRESS DR                DENVER             CO         80229
00000000000000050620      SCHILDWACHTER        29 BOUNTONVILLE RD             LEWISBORO          NY         10518
00000000000000049037      SCHMITZER            1544 MACARTHUR DRIVE           BOULDER            CO         80303
00000000000000050322      SCHOENFELD           2610 EDENDERRY DR              COLORADO SPRING    CO         80919
00000000000000050656      SCHRADER             9420 CANDLEBERRY CT            BURKE              VA         22015
00000000000000050345      SCHREIB              55 OCEANIC AVE                 STATEN ISLAND      NY         10312
00000000000000049229      SCHUMPF              10 EAST STREET                 MIDDLE ISLAND      NY         11953
00000000000000049743      SCHWILM              50W MANILL AVE                 PITTSBURGH         PA         15220
00000000000000050520      SCIMECA              14 BEECH STREET                ELMWOOD PARK       NJ         07407
00000000000000049509      SCOPPETTO            408 CHAMPLAIN STREET           BERLIN             NH         03570
00000000000000048648      SCOTT                9195 SUMMIT STREET RD          LEROY              NY         14482
00000000000000049207      SCOTT                67 GREEN AVENUE                HEMPSTEAD          NY         11550
00000000000000048965      SCRAN                1481 NEVADA DRIVE              TOMS RIVER         NJ         08753
00000000000000049388      SECREST              3530W DILL RD                  ENGLEWOOD          CO         80110
00000000000000049317      SERVER               105 JASON PLACE                NORTH WALES        PA         19454
00000000000000050134      SEUSARRAN            143-03 FERNDALE AVE            JAMAICA            NY         11435
00000000000000048875      SHAH                 164S PARKWAY                   CLIFTON            NJ         07014
00000000000000049615      SHALATY              12555E ARBOR VISTA BLVD        TUCSON             AZ         85749
00000000000000049198      SHANNON              1014 SANDRA PLACE              BRICK              NJ         08724
00000000000000048901      SHARPE-SMITH         151 GATEWAY DR                 STATEN ISLAND      NY         10304
00000000000000050572      SHEADER              638 6TH AVENUE                 CORAOPOLIS         PA         15108
00000000000000050344      SHULTZ               740S CUSTER AVE                NEW HOLLAND        PA         17557
00000000000000049371      SICA                 1985E 22ND STREET              BROOKLYN           NY         11229

                          Curr Principal    Orig Principal                   Due       Curr Note                    Maturity    Rem
Loan Number                      Balance          Balance       LTV         Date            Rate     P-1 Pmt            Date   Term
00000000000000050542           96,000.00         96,000.00      0.80000                                892.12          2/1/11
00000000000000049164           21,203.17         22,299.00      0.75000                                226.04         11/1/10
00000000000000049752           50,394.76         50,638.00      0.80000                                455.28         10/1/15
00000000000000050075           47,018.08         47,316.00      0.75000                                617.46          1/1/06
00000000000000048909           99,246.18         99,500.00      0.66000                                862.86         11/1/15
00000000000000048977          127,768.91        127,800.00      0.90000                                982.68         12/1/25
00000000000000049307           34,802.63         34,996.00      0.72000                                281.34         12/1/10
00000000000000050295           12,000.00         12,000.00      0.54000                                155.22          2/1/06
00000000000000050198          115,641.32        116,000.00      0.80000                                998.62          2/1/16
00000000000000049230           43,784.85         44,000.00      0.79000                                381.57         11/1/15
00000000000000050019           15,917.78         16,040.00      0.64000                                144.22         11/1/15
00000000000000049529           16,606.80         16,800.00      0.60000                                209.65         12/1/05
00000000000000049942           46,801.92         47,114.00      0.68000                                 423.6         11/1/15
00000000000000050036          158,398.72        159,000.00      0.71000                               1368.79          1/1/16
00000000000000050600           20,000.00         20,000.00      0.19000                                187.61          2/1/16
00000000000000049374           64,670.17         64,997.00      0.50000                                563.65         12/1/15
00000000000000050052           32,305.52         32,486.00      0.40000                                319.72          1/1/11
00000000000000050620          293,451.00        293,451.00      0.72000                               2507.77          2/1/16
00000000000000049037           32,228.50         32,981.00      0.68000                                692.51         11/1/00
00000000000000050322           30,000.00         30,000.00      0.74000                                302.33          2/1/11
00000000000000050656           32,320.00         32,320.00      0.70000                                323.79          2/1/11
00000000000000050345          101,600.00        101,600.00      0.80000                                874.65          2/1/16
00000000000000049229           69,214.41         69,500.00      0.73000                                 602.7         12/1/15
00000000000000049743           74,692.59         75,001.00      0.75000                                650.41         12/1/15
00000000000000050520           47,076.42         47,200.00      0.77000                                424.37         12/1/15
00000000000000049509           16,948.67         17,150.00      0.56000                                214.02         12/1/05
00000000000000048648           36,460.94         37,000.00      0.75000                                375.06         11/1/10
00000000000000049207           61,554.48         61,653.00      0.70000                                 611.4         12/1/15
00000000000000048965           18,536.96         19,000.00      0.74000                                253.73          9/1/05
00000000000000049388           62,594.10         63,000.00      0.58000                                620.02         12/1/10
00000000000000049317           12,951.73         13,000.00      0.58000                                116.89         12/1/15
00000000000000050134           25,000.00         25,000.00      0.77000                                223.17          2/1/16
00000000000000048875           13,225.24         13,300.00      0.80000                                122.68          9/1/15
00000000000000049615           89,551.21         89,998.00      0.80000                                912.29         12/1/10
00000000000000049198           34,534.32         34,711.00      0.45000                                320.16         10/1/15
00000000000000048901           54,545.36         54,928.00      0.33000                                501.29         11/1/15
00000000000000050572           50,321.00         50,321.00      0.71000                                489.36          2/1/11
00000000000000050344          101,500.00        101,500.00      0.70000                                808.68          2/1/11
00000000000000049371           79,458.25         80,000.00      0.55000                                810.94         12/1/10

3/19/96 BANKERS TRUST COMPANY - MORTGAGE SECURITIES TRUST SERVICES PAGE 21 OF 26

ACCOUNT:   796                MORTGAGE LOAN SCHEDULE
ISSUE:     HL9601                HOME LOAN 1996-1


Loan Number               Mortgager Name       Prop. Address                  City               State       Zip
00000000000000048819      SIMON                474 KENT STREET                SALEM              NJ         08079
00000000000000050139      SINCLAIR             3202 NEPTUNE AVE               OCEANSIDE          NY         11572
00000000000000048626      SIPPER               RD 1 BOX 394 C DUG ROAD        CHESTER            NY         10918
00000000000000050106      SISTI                1407 REMSEN AVENUE             BROOKLYN           NY         11236
00000000000000049713      SJOEN                1219 ARCH STREET               PITTSBURGH         PA         15212
00000000000000050199      SKELLON              26 LYDUN DRIVE                 ALBION             NY         14411
00000000000000049326      SKORUPA              17 HILLSDALE DR                CRANSTON           RI         02920
00000000000000050398      SKREZYNA             124 OLD BRIDGE ROAD            OLD BRIDGE         NJ         07747
00000000000000050524      SLAYTON              2436 DENFIELD ST               CAMDEN             NJ         08104
00000000000000050413      SLITER               3104N FARRAGUT ST              PORTLAND           OR         97217
00000000000000048815      SMITH                23 MARRYOTT STREET             JAMESBURG          NJ         08831
00000000000000049363      SMITH                6 LIND AVENUE                  NEW CASTLE         DE         19720
00000000000000049564      SMITH                1965 UNION STREET              LAKEWOOD           CO         80215
00000000000000049588      SMITH                43 RIVER DRIVE                 LAKE HIAWATHA      NJ         07034
00000000000000049770      SMITH                120 SUMMIT AVE                 WALDWICK           NJ         07463
00000000000000050011      SMITH                44 LENAPE ROAD                 RINGWOOD           NJ         07456
00000000000000050407      SMITH                638 SANDRA AVE                 WEST ISLIP         NY         11795
00000000000000048720      SMITHERS             131 RAMSGATE WAY               VALLEJO            CA         94591
00000000000000049741      SNOVER               4721 LAKE AVENUE               ROCHESTER          NY         14612
00000000000000048872      SONNER               10434 TANNERY CREEK RD         CORNING            NY         14830
00000000000000050022      SOPKO                122 CHILDS STREET              SPRINGVILLE        NY         14141
00000000000000050027      SORIANO              14 REDWOOD RD                  NEW HYDE PARK      NY         11040
00000000000000048330      SORICHILLO           504 MAY STREET                 POTTSTOWN          PA         19464
00000000000000049867      SPAMAN               216 FIFTH AVE                  FRANKFORT          NY         13340
00000000000000049314      SPRISSLER            16 BOYLSTON ST                 STOUGHTON          MA         02072
00000000000000049732      ST AMAND             1885 NEW LONDON TURNPIKE       WEST WARWICK       RI         02893
00000000000000050205      ST CHARLES           860 WASHINGTON STREET          ABINGTON           MA         02351
00000000000000050505      STABLER              33 STRAWBRIDGE AVE             WESTMONT           NJ         08108
00000000000000049411      STALLINGS            1007 OLD DUTCH MILL RD         COLORADO SPRING    CO         80907
00000000000000050396      STANKIEWICZ          15 BEECHWOOD AVE               FREEHOLD           NJ         07728
00000000000000050200      STARK                243 MAXWELL RD                 LATHAM             NY         12110
00000000000000049165      STARTARI             217 MANOR DRIVE                PITTSBURGH         PA         15236
00000000000000050204      STEARNS              56 STEPHANIE LANE              POUGHKEEPSIE       NY         12603
00000000000000049620      STEHL                10 FANWOOD DRIVE               NEW CASTLE         DE         19720
00000000000000048927      STELLA               1376 FORDHAM AVE               SCHENECTADY        NY         12306
00000000000000050495      STEPHENSON           22 CARRIAGE HILL RD            WARWICK            RI         02886
00000000000000049585      STEVENS              19 BLUEBERRY LANE              WILLINGBORO        NJ         08046
00000000000000048961      STEZZI               419 PRICE AVE                  GLENDORA           NJ         08029
00000000000000048979      STIMAC               162 WINNEBAGO DRIVE            SEDALIA            CO         80135

                          Curr Principal    Orig Principal                   Due       Curr Note                    Maturity    Rem
Loan Number                      Balance          Balance       LTV         Date            Rate     P-1 Pmt            Date   Term
00000000000000048819          38,697.97        38,800.00      0.80000                                365.12          9/1/25
00000000000000050139          44,739.00        44,739.00      0.27000                                385.15          2/1/16
00000000000000048626          52,970.50        53,200.00      0.80000                                539.28         11/1/10
00000000000000050106          38,891.00        38,915.00      0.71000                                349.88          1/1/16
00000000000000049713          34,269.19        34,500.00      0.46000                                342.13         12/1/15
00000000000000050199          36,000.00        36,000.00      0.64000                                309.92          2/1/16
00000000000000049326          88,277.04        88,500.00      0.59000                                802.94         12/1/25
00000000000000050398          29,074.89        29,152.00      0.79000                                295.51         12/1/10
00000000000000050524          37,246.43        37,600.00      0.80000                                370.05         12/1/10
00000000000000050413          20,000.00        20,000.00      0.62000                                252.17          2/1/06
00000000000000048815          99,635.94        99,960.00      0.80000                                793.54          9/1/10
00000000000000049363          38,119.20        38,372.00      0.75000                                   345         12/1/15
00000000000000049564          39,860.20        40,000.00      0.49000                                321.57         12/1/10
00000000000000049588          33,711.13        34,000.00      0.25000                                364.33         10/1/10
00000000000000049770          19,579.53        20,000.00      0.76000                                202.74         11/1/10
00000000000000050011          69,846.85        69,994.00      0.65000                                638.79         11/1/15
00000000000000050407         108,000.00       108,000.00      0.80000                               1050.27          2/1/11
00000000000000048720          44,469.64        44,823.00      0.80000                                   403         10/1/15
00000000000000049741          40,705.78        40,749.00      0.60000                                371.89          1/1/16
00000000000000048872          41,418.36        42,500.00      0.65000                                538.15         11/1/05
00000000000000050022          91,126.64        91,283.00      0.76000                                785.84          1/1/16
00000000000000050027          64,847.13        65,000.00      0.37000                                682.29          1/1/11
00000000000000048330          43,440.48        43,537.00      0.45000                                388.52         10/1/10
00000000000000049867          49,078.03        49,200.00      0.80000                                377.96          1/1/11
00000000000000049314         111,086.51       111,101.00      0.73000                                942.32         12/1/25
00000000000000049732          39,620.28        40,000.00      0.42000                                359.64         12/1/15
00000000000000050205          99,620.61       100,000.00      0.80000                                984.16          1/1/11
00000000000000050505          56,454.79        56,700.00      0.70000                                543.42         12/1/15
00000000000000049411          66,241.09        66,754.00      0.49000                                685.03         12/1/10
00000000000000050396          26,935.78        27,069.00      0.80000                                 274.4         12/1/10
00000000000000050200          80,957.72        81,263.00      0.75000                                674.17          2/1/16
00000000000000049165          18,984.44        19,014.00      0.77000                                192.74         11/1/10
00000000000000050204          54,809.94        55,018.00      0.52000                                473.64          2/1/16
00000000000000049620          34,698.71        35,000.00      0.79000                                354.79         12/1/10
00000000000000048927          71,864.80        72,000.00      0.80000                                553.11         11/1/10
00000000000000050495          89,079.00        89,079.00      0.75000                                709.72          2/1/11
00000000000000049585          66,870.78        67,200.00      0.80000                                559.67         10/1/25
00000000000000048961          28,067.14        28,500.00      0.39000                                295.03          9/1/10
00000000000000048979          59,474.38        60,062.00      0.70000                                626.82         11/1/10

3/19/96 BANKERS TRUST COMPANY - MORTGAGE SECURITIES TRUST SERVICES PAGE 22 OF 26

ACCOUNT:   796                MORTGAGE LOAN SCHEDULE
ISSUE:     HL9601                HOME LOAN 1996-1


Loan Number               Mortgager Name       Prop. Address                  City               State       Zip
00000000000000050242      STITH                14 CLEARBROOK LANE             SEWELL             NJ         08080
00000000000000049905      STOAKES              8855S BRENTWOOD ST             LITTLETON          CO         80123
00000000000000049896      STODDARD             48 CALIFORNIA AVE              FITCHBURG          MA         01420
00000000000000048266      STOKES               1324 TYSON AVENUE              PHILADELPHIA       PA         19111
00000000000000049453      STONE                2607S FLOWER STREET            LAKEWOOD           CO         80227
00000000000000048680      STRONG               3037 GRACE AVENUE              BRONX              NY         10469
00000000000000050521      STRONG               836 WRIGHT DEBOW RD            JACKSON            NJ         08527
00000000000000049393      SUDOL                46 CEDAR LANE                  WEST MILFORD       NJ         07480
00000000000000048750      SUEPER               1102 WASHINGTON COMMONS        SOMERVILLE         NJ         08876
00000000000000050651      SULLIVAN             101 OMAHA BLVD                 WARWICK            RI         02889
00000000000000050355      TAIT                 RR2 BOX 677                    HUDSON             ME         04449
00000000000000050114      TAMN                 7 BIRMINGHAM ARNEYS MT         PEMBERTON          NJ         08068
00000000000000049318      TAN                  4528 QUEENSBORO WAY            UNION CITY         CA         94587
00000000000000048980      TAYLOR               12012 WALDEMIRE DRIVE          PHILADELPHIA       PA         19154
00000000000000049120      TAYLOR               RR3 BOX 977                    HIGHLAND LAKES     NJ         07422
00000000000000050175      TAYLOR               820 ROBINSON AVE               ATLANTIC CITY      NJ         08401
00000000000000049219      TEICHERA             2308 GOLDCREST CIRCLE          PLEASANTON         CA         94566
00000000000000048769      TERRY                10620 PALM SPRINGS DR          SPARKS             NV         89436
00000000000000049268      TERRY                449 WESTERN AVENUE             LYNN               MA         01904
00000000000000049017      THEOBALD             2108 WOODWARD AVE              PITTSBURGH         PA         15226
00000000000000048953      THIBODEAUX           2672W SAN PAULUS RD            TUCSON             AZ         85746
00000000000000049514      THOMAS               1320 HARTFORD DRIVE            BOULDER            CO         80303
00000000000000049593      THOMAS               305 LEE AVENUE                 NEW BRUNSWICK      NJ         08901
00000000000000049392      THOMPSON             106 YAWPO AVENUE               OAKLAND            NJ         07436
00000000000000049848      THOMPSON             410 TEHAMA WAY                 GREENFIELD         CA         93927
00000000000000050406      THOMPSON             2415E CHILDS AVE               MERCED             CA         95340
00000000000000050418      THOMPSON             5393 QUARI STREET              DENVER             CO         80239
00000000000000050508      THOMPSON             1108 CALVERT AVENUE            COLORADO SPRING    CO         80904
00000000000000049137      THOMSON              40 BOLTON BLVD                 BERKELEY HEIGHT    NJ         07922
00000000000000050001      THOMSON              5270 MULE DEER DR              COLORADO SPRING    CO         80919
00000000000000048816      TIGRO                644S SPRING RD                 VINELAND           NJ         08360
00000000000000049468      TIMER                123 COLONIAL DR                NORRISTOWN         PA         19401
00000000000000049241      TIONGCO              8119 RICHLAND WAY              STOCKTON           CA         95209
00000000000000048740      TOLIVER              9 EISENHOWER LANE              SICKLERVILLE       NJ         08081
00000000000000050660      TOLLEFSEN            2416W BIJOU ST                 COLORADO SPRING    CO         80904
00000000000000050454      TOLLERSON            6005W COLUMBIA AVENUE          PHILADELPHIA       PA         19151
00000000000000049404      TONKERY              147 BUCKELEW AVE               JAMESBURG          NJ         08831
00000000000000050150      TOOLIN               8 HILLCREST AVENUE             SMITHFIELD         RI         02828
00000000000000048922      TORRES               1789 EDENWALD AVE              BRONX              NY         10466

                          Curr Principal    Orig Principal                   Due       Curr Note                    Maturity    Rem
Loan Number                      Balance          Balance       LTV         Date            Rate     P-1 Pmt            Date   Term
00000000000000050242          43,240.24         43,652.00      0.80000                                442.49         12/1/10
00000000000000049905          58,020.76         58,200.00      0.65000                                523.27          1/1/16
00000000000000049896          81,878.72         82,000.00      0.68000                                671.63          1/1/11
00000000000000048266          82,904.19         83,250.00      0.75000                                767.87         10/1/15
00000000000000049453          40,193.64         40,256.00      0.80000                                323.62         12/1/10
00000000000000048680         131,129.34        132,000.00      0.80000                                1144.7         11/1/15
00000000000000050521          64,527.13         64,656.00      0.62000                                619.67         12/1/15
00000000000000049393          40,272.19         40,530.00      0.71000                                371.21         10/1/15
00000000000000048750          40,541.45         41,039.00      0.65000                                440.76          9/1/10
00000000000000050651          52,000.00         52,000.00      0.48000                                617.25          2/1/06
00000000000000050355          14,000.00         14,000.00      0.19000                                177.28          2/1/06
00000000000000050114         163,378.57        164,000.00      0.80000                                1422.2         11/1/15
00000000000000049318          36,891.68         37,112.00      0.76000                                333.67         12/1/15
00000000000000048980          49,981.15         50,000.00      0.61000                                409.53         11/1/10
00000000000000049120          29,725.63         30,000.00      0.78000                                310.56          9/1/10
00000000000000050175          35,899.35         36,000.00      0.55000                                328.55         11/1/15
00000000000000049219          16,552.74         16,832.00      0.56000                                217.71         11/1/05
00000000000000048769           9,842.98         10,000.00      0.79000                                126.63         11/1/05
00000000000000049268          21,960.20         22,000.00      0.37000                                210.85         12/1/15
00000000000000049017          47,426.67         48,000.00      0.77000                                 472.4         11/1/10
00000000000000048953          44,468.66         45,000.00      0.38000                                442.87         11/1/10
00000000000000049514          36,328.72         37,000.00      0.68000                                375.06         12/1/10
00000000000000049593          59,713.20         59,877.00      0.70000                                459.98         10/1/10
00000000000000049392         108,556.53        109,811.00      0.80000                               1136.76         10/1/10
00000000000000049848          45,585.12         45,592.00      0.72000                                430.95          1/1/16
00000000000000050406          18,500.00         18,500.00      0.78000                                186.44          2/1/11
00000000000000050418          67,000.00         67,000.00      0.68000                                 545.5          2/1/16
00000000000000050508          12,000.00         12,000.00      0.79000                                150.66          2/1/06
00000000000000049137          29,401.22         29,800.00      0.80000                                308.49          9/1/10
00000000000000050001          95,725.74         96,000.00      0.77000                                832.51          1/1/16
00000000000000048816          72,986.71         73,600.00      0.80000                                655.12          9/1/15
00000000000000049468          69,958.46         70,000.00      0.61000                                557.71         12/1/25
00000000000000049241          68,348.63         68,509.00      0.80000                                615.96         12/1/15
00000000000000048740          64,005.60         64,841.00      0.76000                                 526.4          9/1/10
00000000000000050660          63,000.00         63,000.00      0.63000                                538.39          2/1/16
00000000000000050454          38,850.00         38,850.00      0.70000                                323.56          2/1/26
00000000000000049404          51,828.62         52,000.00      0.65000                                450.59         10/1/10
00000000000000050150          57,168.81         57,300.00      0.57000                                416.07          1/1/11
00000000000000048922          86,423.37         86,902.00      0.46000                                 793.1         11/1/15

3/19/96 BANKERS TRUST COMPANY - MORTGAGE SECURITIES TRUST SERVICES PAGE 23 OF 26

ACCOUNT:   796                MORTGAGE LOAN SCHEDULE
ISSUE:     HL9601                HOME LOAN 1996-1


Loan Number               Mortgager Name       Prop. Address                  City               State       Zip
00000000000000049181      TOWLE                233 RT 206 SOUTH               BRANCHVILLE        NJ         07826
00000000000000049792      TOWNE                21 SUMMER ST                   MILO               ME         04463
00000000000000048678      TRAPINI              7 FALCON AVENUE                SELDON             NY         11784
00000000000000049436      TRIBOLETTI           15 17 SIMPSON ROAD             OCEAN CITY         NJ         08226
00000000000000050064      TRINIDAD             1520 BOYNTON AVE               OROVILLE           CA         95966
00000000000000048714      TROTTER              1542E FOUNTAIN BLVD            COLORADO SPRING    CO         80910
00000000000000050533      TROTTER              7234 BRIAR RD                  PHILADELPHIA       PA         19138
00000000000000049854      TRUJILLO             7385W WALKER DR                LITTLETON          CO         80123
00000000000000048873      TUFARO               133 ROSEVILLE ROAD             ANDOVER            NJ         07821
00000000000000049601      TURCO                126 AVENUE I                   BROOKLYN           NY         11230
00000000000000049696      TUSI                 149 YELLOWBANK RD              TOMS RIVER         NJ         08753
00000000000000049394      TUTTLE               56 COLUMBUS AVE                EDISON             NJ         08817
00000000000000049562      URY                  803 BUNTING AVENUE             FOUNTAIN           CO         80817
00000000000000048279      VALDERAS             3737 HIGH STREET               DENVER             CO         80205
00000000000000048756      VALDEZ               4221 ELIOT STREET              DENVER             CO         80211
00000000000000049628      VALOIS               3628 BELLAIRE PLACE            PHILADELPHIA       PA         19154
00000000000000049724      VANTUYL              50 CRANBURNE LANE              WILLIAMSVILLE      NY         14221
00000000000000050537      VARGAS               3903 JASON ST                  DENVER             CO         80211
00000000000000050644      VARGO                434 WELCHS POINT RD            MILFORD            CT         06460
00000000000000050227      VASQUEZ              2141 34TH STREET               SACRAMENTO         CA         95817
00000000000000048882      VATTELANA            343 CEDAR STREET               SOUTH AMBOY        NJ         08879
00000000000000049875      VELEZ                1317E BLANCKE STREET           LINDEN             NJ         07036
00000000000000049012      VERNET               390 ALDEN ST                   ORANGE             NJ         07050
00000000000000049606      VICHIOLA             297 WHITE PLAINS RD            TRUMBULL           CT         06611
00000000000000048804      VILLESCAS            850W CALLE EVELINA             TUCSON             AZ         85706
00000000000000050439      VOISINE              408 WESCOTT ST                 BERLIN             NH         03570
00000000000000049410      WADE                 5416 WALNUT STREET             OAKLAND            CA         94619
00000000000000049979      WAGNER               166 SKYLINE DRIVE              HICKORY            PA         15340
00000000000000048823      WAINWRIGHT           1296 AUGUSTINA AVENUE          FAR ROCKAWAY       NY         11691
00000000000000049855      WAKE                 5917 COBBS CREEK PKWY          PHILADELPHIA       PA         19143
00000000000000049312      WALLACE              112E HAROLD ST                 BLOOMFIELD         CT         06002
00000000000000049515      WALLACE              304 SKY TRAIL RD               BOULDER            CO         85619
00000000000000050258      WALSH                548 SHARPENERS POND RD         NORTH ANDOVER      MA         01845
00000000000000050173      WALTER               21 WOODING RD                  WALLINGFORD        CT         06492
00000000000000049348      WARD                 2 MARCELLUS LN                 EASTON             NY         12170
00000000000000050074      WARE                 131 PLATT RD                   CLINTON            PA         15026
00000000000000048806      WARMBROD             428 SMITHRIDGE PARK            RENO               NV         89502
00000000000000049310      WARWICK              8038 MILL SWAMP RD             IVOR               VA         23866
00000000000000049933      WASHINGTON           2461 VASQUEZ PL                RIVERSIDE          CA         92507

                          Curr Principal    Orig Principal                   Due       Curr Note                    Maturity    Rem
Loan Number                      Balance          Balance       LTV         Date            Rate     P-1 Pmt            Date   Term
00000000000000049181          16,407.87          16,632.00      0.75000                                181.29          9/1/10
00000000000000049792          51,466.14          51,800.00      0.70000                                 509.8         12/1/10
00000000000000048678          92,371.54          93,500.00      0.69000                                920.19         11/1/10
00000000000000049436          43,389.83          43,500.00      0.58000                                357.87         10/1/10
00000000000000050064          71,572.75          71,714.00      0.75000                                 621.9          1/1/16
00000000000000048714          63,731.95          64,000.00      0.80000                                555.01         10/1/15
00000000000000050533          38,000.00          38,000.00      0.68000                                353.97          2/1/16
00000000000000049854          59,821.95          60,000.00      0.58000                                 641.1          1/1/11
00000000000000048873          16,796.42          17,672.00      0.79000                                224.73          9/1/05
00000000000000049601          28,210.31          28,300.00      0.16000                                245.42         12/1/15
00000000000000049696          16,306.08          16,500.00      0.80000                                167.26         10/1/10
00000000000000049394          91,569.77          92,000.00      0.80000                                827.16         10/1/15
00000000000000049562          14,572.78          14,870.00      0.80000                                150.74         12/1/10
00000000000000048279          16,682.06          16,883.00      0.70000                                173.76         10/1/10
00000000000000048756          15,993.60          16,100.00      0.64000                                137.74         11/1/10
00000000000000049628          67,789.46          67,934.00      0.75000                                619.99         12/1/15
00000000000000049724          67,874.51          68,000.00      0.80000                                589.69          1/1/16
00000000000000050537          56,559.00          56,559.00      0.50000                                550.02          2/1/11
00000000000000050644          51,046.00          51,046.00      0.58000                                452.41          2/1/16
00000000000000050227          40,000.00          40,000.00      0.35000                                359.64          1/1/16
00000000000000048882          76,586.19          77,200.00      0.57000                                699.07          9/1/15
00000000000000049875          11,534.03          12,000.00      0.77000                                249.05         11/1/00
00000000000000049012          82,139.08          83,509.00      0.63000                                839.57          9/1/10
00000000000000049606          92,551.94          93,153.00      0.64000                                850.15         12/1/15
00000000000000048804          28,661.65          29,500.00      0.80000                                299.04         11/1/10
00000000000000050439          23,627.00          23,627.00      0.80000                                 238.1          2/1/11
00000000000000049410         135,719.90         136,000.00      0.80000                               1083.54         12/1/25
00000000000000049979          53,230.03          53,300.00      0.59000                                486.44          1/1/16
00000000000000048823          98,227.16          98,500.00      0.69000                                756.69         11/1/10
00000000000000049855          11,346.83          11,444.00      0.28000                                146.21         12/1/05
00000000000000049312          69,494.14          70,000.00      0.78000                                607.04         12/1/15
00000000000000049515          74,446.56          74,612.00      0.70000                                   695         12/1/15
00000000000000050258          33,558.62          33,693.00      0.80000                                339.54          2/1/11
00000000000000050173          55,648.00          55,648.00      0.33000                                461.66          1/1/16
00000000000000049348          39,255.00          39,255.00      0.75000                                335.83         12/1/10
00000000000000050074          48,797.01          49,000.00      0.62000                                447.19          1/1/16
00000000000000048806          27,181.75          27,482.00      0.41000                                238.33         11/1/15
00000000000000049310          31,927.32          31,971.00      0.72000                                 302.2         12/1/15
00000000000000049933          52,672.09          52,874.00      0.70000                                475.39          1/1/16

3/19/96 BANKERS TRUST COMPANY - MORTGAGE SECURITIES TRUST SERVICES PAGE 24 OF 26

ACCOUNT:   796                MORTGAGE LOAN SCHEDULE
ISSUE:     HL9601                HOME LOAN 1996-1


Loan Number               Mortgager Name       Prop. Address                  City               State       Zip
00000000000000050538      WASHINGTON           904 BULLOCK AVE                YEADON             PA         19050
00000000000000049813      WATKINS              209 7TH AVENUE                 CARNEGIE           PA         15106
00000000000000050113      WATKINS              1413 ORMOND AVE                CAMDEN             NJ         08103
00000000000000050145      WEAVER               1140 BARNARD DRIVE             LAS VEGAS          NV         89102
00000000000000050313      WEAVER               101 COUNTRY LANE               POTTSTOWN          PA         19465
00000000000000050142      WEBBER               114-13 199TH STREET            ST ALBANS          NY         11412
00000000000000049378      WEBER                10251 CITY VIEW DR             MORRISTOWN         CO         80465
00000000000000049775      WECKSTEIN            18 INDIAN CREEK ROAD           HOLMDEL            NJ         07733
00000000000000050443      WEILAND              33W RIVER STYX ROAD            HOPATCONG          NJ         07843
00000000000000050122      WEISS                14 KAY AVENUE                  BETHPAGE           NY         11714
00000000000000049795      WESSELDINE           1806 POPE ST                   VIRGINIA BEACH     VA         23464
00000000000000050165      WEST                 7042 SILVERHORNM DRIVE         EVERGREEN          CO         80439
00000000000000050179      WEST                 9 SUNSET DRIVE                 ASBURY PARK        NJ         07712
00000000000000049448      WHEELER              27 DIANE PLACE                 PORT JERVIS        NY         12771
00000000000000049729      WHIGHAM              21932 PLEASANT PARK RD         CONIFER            CO         80433
00000000000000049859      WHITE                5410 CENTERVILLE RD            WILLIAMSBURGH      VA         23188
00000000000000049747      WHITELEY             14193E 32ND PLACE              AURORA             CO         80011
00000000000000049832      WHITNEY              5664 TILDEN HILL RD            VERONA             NY         13478
00000000000000049723      WICKLUND             3780W FLOYD AVENUE             DENVER             CO         80236
00000000000000050631      WIECZORECK           65 MERCER STREET               WEST KEANSBURG     NJ         07734
00000000000000049143      WIKER                232 E LIBERTY STREET           LANCASTER          PA         17602
00000000000000049004      WILLARD              18 ROCKLEDGE RD                MONTVILLE          NJ         07045
00000000000000049261      WILLIAMS             20 MOORE AVE                   CHERRY HILL        NJ         08034
00000000000000049290      WILLIAMS             8512 WILLIAMS AVENUE           PHILADELPHIA       PA         19150
00000000000000049331      WILLIAMS             1309N ADLER AVE                FRESNO             CA         93727
00000000000000049469      WILLIAMS             PLEASANT VALLEY RD             SOUTH FALLSBURG    NY         12779
00000000000000049532      WILLIAMS             3963W 84TH AVENUE              WESTMINISTER       CO         80030
00000000000000049820      WILLIAMS             3441W 79TH AVENUE              WESTMINISTER       CO         80030
00000000000000050109      WILLIAMS             16 VREELAND TERRACE            JERSEY CITY        NJ         07305
00000000000000050331      WILLIAMSON           622 SPRUCE STREET              BRISTOL            PA         19007
00000000000000048853      WILSON               2625 VIDALIA TERRACE           COLORADO SPRING    CO         80919
00000000000000049839      WILSON               82 MUNROE ST                   ROXBURY            MA         02119
00000000000000050534      WITKOWSKI            101 CENTER ST                  WARSAW             NY         14569
00000000000000049946      WITTLING             213 VILLA NOVA PLACE           MATAWAN            NJ         07747
00000000000000048960      WOLFE                36 ELM STREET                  SOMERSET           NJ         08873
00000000000000049249      WOLFE                38 CLIFTON ST                  PHELPS             NY         14532
00000000000000050403      WOLFE                330 CHESTNUT AVE               WOODLYNNE          NJ         08107
00000000000000050482      WOODFIELD            7 VALLEY VIEW DR               PENFIELD           NY         14526
00000000000000049253      WOODS                112-05 201ST STREET            JAMAICA            NY         11412

                          Curr Principal    Orig Principal                   Due       Curr Note                    Maturity    Rem
Loan Number                      Balance          Balance       LTV         Date            Rate     P-1 Pmt            Date   Term
00000000000000050538          63,200.00          63,200.00      0.80000                                476.58          2/1/11
00000000000000049813          38,322.07          38,550.00      0.57000                                351.82          1/1/16
00000000000000050113          30,048.88          30,234.00      0.70000                                285.79         11/1/15
00000000000000050145          56,797.38          57,000.00      0.63000                                 494.3          1/1/16
00000000000000050313         102,750.00         102,750.00      0.75000                                967.17          2/1/11
00000000000000050142          63,300.00          63,300.00      0.52000                                544.94          2/1/16
00000000000000049378          41,913.63          42,000.00      0.79000                                377.62         12/1/15
00000000000000049775         256,893.03         257,500.00      0.75000                               2051.56         11/1/25
00000000000000050443          35,181.46          35,321.00      0.64000                                333.87         12/1/15
00000000000000050122          85,040.00          85,040.00      0.62000                                759.13          2/1/16
00000000000000049795          67,148.93          67,200.00      0.80000                                516.24          1/1/11
00000000000000050165          41,870.51          42,000.00      0.73000                                374.92          1/1/16
00000000000000050179          32,956.55          33,000.00      0.31000                                253.51         11/1/10
00000000000000049448          46,610.56          46,900.00      0.70000                                421.67         12/1/15
00000000000000049729          20,672.98          20,700.00      0.70000                                166.41         12/1/10
00000000000000049859          88,080.64          88,333.00      0.59000                                766.02          1/1/16
00000000000000049747          50,119.59          50,200.00      0.62000                                451.34         12/1/15
00000000000000049832          35,750.02          36,000.00      0.72000                                517.94          1/1/04
00000000000000049723          47,419.22          47,500.00      0.41000                                467.48         12/1/10
00000000000000050631          39,051.73          39,300.00      0.73000                                398.38         12/1/10
00000000000000049143          41,616.23          42,000.00      0.65000                                413.35         11/1/10
00000000000000049004          46,638.39          47,036.00      0.78000                                433.85          9/1/15
00000000000000049261          61,936.08          62,556.00      0.67000                                566.87         10/1/15
00000000000000049290          39,344.69          39,781.00      0.63000                                363.06         12/1/15
00000000000000049331          58,275.41          58,528.00      0.71000                                449.62         12/1/10
00000000000000049469          53,603.88          53,923.00      0.51000                                576.17         12/1/10
00000000000000049532          70,011.72          70,500.00      0.77000                                633.86         12/1/15
00000000000000049820          12,412.53          12,500.00      0.73000                                158.28          1/1/06
00000000000000050109          78,300.15          78,400.00      0.70000                                705.46         11/1/25
00000000000000050331          63,200.00          63,200.00      0.73000                                481.04          2/1/11
00000000000000048853          44,664.31          45,000.00      0.26000                                480.83         11/1/10
00000000000000049839          51,905.53          52,000.00      0.58000                                474.57          1/1/16
00000000000000050534          28,317.00          28,317.00      0.44000                                263.77          2/1/16
00000000000000049946          53,536.19          54,190.00      0.48000                                549.31         11/1/10
00000000000000048960          20,560.64          20,746.00      0.63000                                186.53          9/1/15
00000000000000049249          26,813.06          27,000.00      0.54000                                265.73         12/1/10
00000000000000050403          32,275.26          32,756.00      0.75000                                405.96         12/1/05
00000000000000050482          55,306.00          55,306.00      0.51000                                472.64          2/1/16
00000000000000049253          89,525.38          90,000.00      0.75000                                780.48         12/1/15

3/19/96 BANKERS TRUST COMPANY - MORTGAGE SECURITIES TRUST SERVICES PAGE 25 OF 26

ACCOUNT:   796                MORTGAGE LOAN SCHEDULE
ISSUE:     HL9601                HOME LOAN 1996-1


Loan Number               Mortgager Name       Prop. Address                  City               State       Zip
00000000000000049156      WRIGHT               975 WAITE DR                   BOULDER            CO         80503
00000000000000050017      WRIGHT               1315 IRVING ST                 SOUTH PLAINFIEL    NJ         07080
00000000000000049513      ZAMBROTTO            97-12 81ST STREET              OZONE PARK         NY         11416
00000000000000050088      ZOLTEWICZ            101 APACHE DRIVE               OLD FORGE          PA         18518
00000000000000050652      ZYSKOWSKI            4W ROCK AVENUE                 NEW HAVEN          CT         06515
Totals                    Loan Count=850

                          Curr Principal    Orig Principal                   Due       Curr Note                    Maturity    Rem
Loan Number                      Balance          Balance       LTV         Date            Rate     P-1 Pmt            Date   Term
00000000000000049156             54,324.14      55,000.00      0.31000                                557.52         11/1/10
00000000000000050017             50,535.95      50,764.00      0.80000                                456.42         11/1/15
00000000000000049513             51,439.71      51,700.00      0.38000                                448.34         12/1/15
00000000000000050088             76,934.91      76,967.00      0.65000                                613.22          1/1/26
00000000000000050652             68,000.00      68,000.00      0.47000                                512.78          2/1/11

Totals  Total Curr Prin Bal= 54,103,729.22      Total Orig Prin Bal=   54,357,512.00

3/19/96 BANKERS TRUST COMPANY - MORTGAGE SECURITIES TRUST SERVICES PAGE 26 OF 26

                                                                       EXHIBIT C

                              OFFICER'S CERTIFICATE

                              OFFICER'S CERTIFICATE

                  I, John M. Murphy, hereby certify that I am the duly elected President of Home Loan and Investment Bank, F.S.B., a federal savings bank, (the "Seller"), and further, to the best of my knowledge and after due inquiry, as follows:

                  1. Attached hereto is a true and correct copy of the Charter, By-laws and a Certificate of Good Standing of the Seller, all of which are in full force and effect on the date hereof.

                  2. There are no actions, suits or proceedings pending (nor are any actions, suits or proceedings threatened), against or affecting the Seller which if adversely determined, individually or in the aggregate, would adversely affect the Seller's obligations under the Unaffiliated Seller's Agreement dated as of March 1, 1996 by and between the Seller and Prudential Securities Secured Financing Corporation (the "Depositor") (the "Unaffiliated Seller's Agreement"), or the Pooling and Servicing Agreement dated as of March 1, 1996 among the Seller, as Servicer, Bankers Trust Company of California, N.A., as Trustee and, Prudential Securities Secured Financing Corporation, as Depositor (the "Pooling and Servicing Agreement").

                  3. Each person who, as an officer or representative of the Seller, signed (a) the Unaffiliated Seller's Agreement, (b) the Pooling and Servicing Agreement, and (c) any other document delivered prior hereto or on the date thereof in connection with the purchase described in the Unaffiliated Seller's Agreement and in connection with the Pooling and Servicing Agreement, was, at the respective times of such signing and delivery, and is now duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents are their genuine signatures and set forth below is a true specimen of their signatures:

    Name                               Office                  Signature
    ----                               ------                  ---------
John M. Murphy                      President            ______________________

Edwin Furtado                       Executive Vice
                                      President and
                                      Secretary          ______________________

                  4. Each of the Mortgage Loans referred to in the Unaffiliated Seller's Agreement and the Pooling and Servicing Agreement was originated or acquired by the Seller.

                  5. Attached hereto is a certified true copy of the resolutions of the board of directors of the Seller with respect to the sale of the Mortgage Loans owned by the Seller subject to the Unaffiliated Seller's Agreement and the Pooling and Servicing Agreement which resolutions have not been amended and remain in full force and effect as of the date hereof.

                  6. All payments received with respect to the Mortgage Loans after the Cut-Off Date have been remitted to the Servicer for deposit into the Certificate Account.

          Capitalized terms not otherwise defined herein have the meanings set forth in the Pooling and Servicing Agreement.

                  IN WITNESS WHEREOF, I have hereunto signed my name and affixed the seal of the Seller.

Dated:  March 20, 1996                         ________________________________
                                               Name:             John M. Murphy
                                               Title:            President



[Seal]

                  I, Edwin Furtado, Secretary of Home Loan and Investment Bank, F.S.B. ("Seller"), hereby certify that John M. Murphy is the duly elected, qualified and acting President of the Seller and that the signature appearing above is his genuine signature.

                  IN WITNESS WHEREOF, I have hereunto signed my name.

Dated:  March 20, 1996                         ________________________________
                                               Name:   Edwin Furtado
                                               Title:  Executive Vice
                                                       President and
                                                       Secretary

                                                                       EXHIBIT D

                               OPINION OF COUNSEL
                             TO UNAFFILIATED SELLER

                                           March 20, 1996

Bankers Trust Company of California,       Financial Security Assurance Inc.
  N.A., as Trustee                         350 Park Avenue
3 Park Plaza                               New York, New York 10007
Irvine, California 92714


Moody's Investors Service, Inc.            Prudential Securities Secured
99 Church Street                             Financing Corporation
New York, New York 10007                   199 Water Street
                                           New York, New York 10292

Prudential Securities Incorporated         Standard & Poor's, a Division of
One Seaport Plaza                            The McGraw-Hill Companies, Inc.
New York, New York 10292                   25 Broadway
                                           New York, New York 10004

                         Prudential Securities Secured Financing Corporation Mortgage Pass-Through Certificates
                         Series 1996-1 (Home Loan and Investment Bank. F.S.B.)

Gentlemen:

                  We have acted as counsel to Home Loan and Investment Bank, F.S.B. (the "Bank") with respect to the sale by the Bank of ownership interests in certain one-to four-family fixed-rate, conventional first and second lien residential mortgage loans to Prudential Securities Secured Financing Corporation ("PSSFC") pursuant to an Unaffiliated Seller's Agreement (the "Unaffiliated Seller's Agreement"), dated as of March l, 1996 between the Bank and PSSFC, and the issuance and sale by PSSFC of its Mortgage Pass-Through Certificates, Series 1996-1, Class A-1, Class A-2, Class A-3 and Class R (the "Certificates"). The Certificates were issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), among the Bank as servicer, PSSFC as depositor and Bankers Trust Company of California, N.A. as trustee. The Bank also entered into the Indemnification Agreement (the "Indemnification Agreement"), dated as of March 20, 1996, between the Bank, PSSFC, Prudential Securities Incorporated ("PSI") and Financial Security Assurance Inc. ("FSA"), and the Insurance and Indemnity Agreement (the "Indemnity Agreement"), dated as of March 20, 1996 among the Bank, PSSFC and FSA (the Unaffiliated Seller's Agreement, the Pooling and Servicing Agreement, the Indemnification Agreement and the Indemnity Agreement, together, the "Agreements"). Capitalized terms not otherwise defined herein have the meanings set forth in the Agreements.

                  The Class A Certificates evidence undivided fractional ownership interests in the Trust Fund and in the aggregate evidence ownership of the entire Trust Fund other than the

March 20, 1996
Page 2



ownership interests evidenced by the Class R Certificates. The Class R Certificates evidence the residual interest in the Trust Fund and are effectively subordinated to the Class R Certificates in right to payment by operation and to the extent of the Spread Account. The Class A Certificates are also entitled to the benefits of the Financial Guaranty Insurance Policy issued by Financial Security Assurance Inc. with respect to amounts required to be available for distribution thereon.

                  As such counsel, we have examined original or reproduced or certified copies of the charter and bylaws of the Bank, as amended to date, records of actions taken by the Board of Directors of the Bank and copies of the Agreements, the Certificates and the Prospectus Supplement dated March 14, 1996 (the "Prospectus Supplement") to the Prospectus dated August 4, 1995 and relating to the Class A Certificates. As to matters of fact, we have examined and relied upon representations of the Bank contained in the Agreements and various certificates delivered in connection with the Agreements and, where we have deemed appropriate, written representations or certifications of officers of the Bank or public officials. We have assumed the authenticity of all documents submitted to us as originals, the genuineness of all signatures, the legal capacity of natural persons and the conformity to the originals of all documents submitted to us as copies. We have assumed, except as to the Bank, that all parties had the corporate power and authority to enter into and perform all obligations thereunder. As to such parties, we also have assumed the due authorization by all requisite corporate action, the due execution and delivery and the enforceability of such documents. We have also assumed the conformity of the Mortgage Notes, the Mortgages and other documents in the Mortgage Files to the requirements of the Agreements.

                  In rendering this opinion letter, we do not express any opinion concerning any law other than the federal law of the United States and the law of the State of New York. We do not express any opinion on (i) the Pooling and Servicing Agreement insofar as it relates to the Residual Trust Fund or the Pledge Agreement, or (ii) the Pledge Agreement. We do not express any opinion on any issue not expressly addressed below.

                  Based upon the foregoing, we are of the opinion that each of the Agreements has been duly and validly authorized, executed and delivered by the Bank and, upon due authorization, execution and delivery by the other parties thereto, will constitute the valid, legal and binding agreement of the Bank, enforceable against the Bank in accordance with its terms, except as enforceability may be limited by (i) bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or other similar laws affecting the enforcement of the rights of creditors, (ii) general principles of equity, whether enforcement is sought in a proceeding in equity or at law, and (iii) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of the Unaffiliated Seller's Agreement and the Indemnity Agreement which purport to provide indemnification from securities law liabilities.

March 20, 1996
Page 3


                  No consent, approval, authorization or order of any State of New York or federal court or other governmental authority is required for the consummation by the Bank of the transactions contemplated by the Agreements, except such as may be required under the blue sky or other securities laws of any jurisdiction in connection with any offer or sale of the Certificates.

                  This opinion letter is rendered for the sole benefit of each person or entity to which it is addressed, and no other person or entity is entitled to rely hereon. Copies of this opinion letter may not be furnished to any other person or entity, nor may any portion of this opinion letter be quoted, circulated or referred to in any other document, without our prior written consent.

                                            Very truly yours,

                                            THACHER PROFITT & WOOD

                                            By